EXHIBIT 4.2

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              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                                   (Depositor)

                                       and

                             COLUMN FINANCIAL, INC.
                                    (Seller)

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                        MORTGAGE LOAN PURCHASE AGREEMENT

                          Dated as of November 1, 2004

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                                TABLE OF CONTENTS



Section 1.  Transactions on or Prior to the Closing Date....................

Section 2.  Closing Date Actions............................................

Section 3.  Conveyance of Mortgage Loans....................................

Section 4.  Depositor's Conditions to Closing...............................

Section 5.  Seller's Conditions to Closing..................................

Section 6.  Representations and Warranties of Seller........................

Section 7.  Obligations of Seller...........................................

Section 8.  Crossed Mortgage Loans..........................................

Section 9.  Rating Agency Fees; Costs and Expenses Associated with a Defeasance....................................................

Section 10. Representations and Warranties of Depositor.....................

Section 11. Survival of Certain Representations, Warranties and Covenants...

Section 12. Transaction Expenses............................................

Section 13. Recording Costs and Expenses....................................

Section 14. Notices.........................................................

Section 15. Examination of Mortgage Files...................................

Section 16. Successors......................................................

Section 17. Governing Law...................................................

Section 18. Severability....................................................

Section 19. Further Assurances..............................................

Section 20. Counterparts....................................................

Section 21. Treatment as Security Agreement.................................

Section 22. Recordation of Agreement........................................

Schedule I        Schedule of Transaction Terms

Schedule II       Mortgage Loan Schedule

Schedule III      Mortgage Loans Constituting Mortgage Groups

Schedule IV       Mortgage Loans with Lost Notes

Schedule V        Exceptions to Seller's Representations and Warranties

Exhibit A         Representations and Warranties Regarding the Mortgage Loans

Exhibit B         Form of Lost Note Affidavit

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                        MORTGAGE LOAN PURCHASE AGREEMENT

            This Mortgage Loan Purchase Agreement (this "Agreement"), dated as of November 1, 2004, is made by and between COLUMN FINANCIAL, INC., a Delaware corporation ("Seller"), and CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP., a Delaware corporation ("Depositor").

                                    RECITALS

            I. Capitalized terms used herein without definition have the meanings ascribed to them in the Schedule of Transaction Terms attached hereto as Schedule I, which is incorporated herein by this reference, or, if not defined therein, in the Pooling and Servicing Agreement specified on such Schedule of Transaction Terms.

            II. On the Closing Date, and on the terms set forth herein, Seller has agreed to sell to Depositor and Depositor has agreed to purchase from Seller the mortgage loans identified on the schedule (the "Mortgage Loan Schedule") annexed hereto as Schedule II (each such mortgage loan, a "Mortgage Loan" and, collectively, the "Mortgage Loans"). Depositor intends to deposit the Mortgage Loans and other assets into a trust fund (the "Trust Fund") created pursuant to the Pooling and Servicing Agreement and to cause the issuance of the Certificates.

                                    AGREEMENT

            NOW, THEREFORE, on the terms and conditions set forth below and for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, Depositor and Seller agree as follows:

            Section 1. Transactions on or Prior to the Closing Date. On or prior to the Closing Date, Seller shall have delivered the Mortgage Files with respect to each of the Mortgage Loans listed in the Mortgage Loan Schedule to Wells Fargo Bank, N.A. as trustee (the "Trustee") or its designee, against receipt by Seller of a written receipt, pursuant to an arrangement between Seller and the Trustee; provided, however, that item (xvi) in the definition of Mortgage File (below) shall be delivered to the applicable Master Servicer for inclusion in the Servicer File (defined below) with a copy delivered to the Trustee for inclusion in the Mortgage File; and provided, further, that Seller shall pay (or cause the related Borrower to pay) any costs of the assignment or amendment of each letter of credit described under said item (xvi) required in order for the Trustee to draw on such letter of credit pursuant to the terms of the Pooling and Servicing Agreement and shall deliver the related assignment or amendment documents within thirty (30) days after the Closing Date. In addition, prior to such assignment or amendment of a letter of credit, Seller will take all necessary steps to enable the applicable Master Servicer to draw on the related letter of credit on behalf of the Trustee pursuant to the terms of the Pooling and Servicing Agreement, including, if necessary, drawing on the letter of credit in its own name pursuant to written instructions to draw from the applicable Master Servicer and upon receipt, immediately remitting the proceeds of such draw (or causing such proceeds to be remitted) to the applicable Master Servicer.

            Section 2. Closing Date Actions. The sale of the Mortgage Loans shall take place on the Closing Date, subject to and simultaneously with the deposit of the Mortgage Loans into the Trust Fund, the issuance of the Certificates and the sale of (a) the Publicly Offered Certificates by Depositor to the Underwriters pursuant to the Underwriting Agreement and (b) the Private Certificates by Depositor to the Initial Purchaser pursuant to the Certificate Purchase Agreement. The closing (the "Closing") shall take place at the offices of Cadwalader, Wickersham & Taft LLP, 100 Maiden Lane, New York, New York 10038, or such other location as agreed upon between the parties hereto. On the Closing Date, the following actions shall take place in sequential order on the terms set forth herein:

            (i) Seller shall sell to Depositor, and Depositor shall purchase from Seller, the Mortgage Loans pursuant to this Agreement for the Mortgage Loan Purchase Price payable in accordance with instructions previously provided to Depositor by Seller. The Mortgage Loan Purchase Price shall be paid by Depositor to Seller or at its direction by wire transfer in immediately available funds to an account designated by Seller on or prior to the Closing Date. The "Mortgage Loan Purchase Price" shall be the price mutually agreed upon as such in writing between Depositor and Seller.

            (ii) Pursuant to the terms of the Pooling and Servicing Agreement, Depositor shall sell all of its right, title and interest in and to the Mortgage Loans to the Trustee for the benefit of the Holders of the Certificates.

            (iii) Depositor shall sell to the Underwriters, and the Underwriters shall purchase from Depositor, the Publicly Offered Certificates pursuant to the Underwriting Agreement, and Depositor shall sell to the Initial Purchaser, and the Initial Purchaser shall purchase from Depositor, the Private Certificates pursuant to the Certificate Purchase Agreement.

            (iv) The Underwriters will offer the Publicly Offered Certificates for sale to the public pursuant to the Prospectus and the Prospectus Supplement and the Initial Purchaser will privately place certain classes of the Private Certificates pursuant to the Offering Circular.

            Section 3. Conveyance of Mortgage Loans. On the Closing Date, Seller shall sell, convey, assign and transfer, subject to any related servicing rights of any applicable Master Servicer under, and/or any applicable Primary Servicer contemplated by, the Pooling and Servicing Agreement, without recourse except as provided herein, to Depositor, free and clear of any liens, claims or other encumbrances, all of Seller's right, title and interest in, to and under: (i) each of the Mortgage Loans identified on the Mortgage Loan Schedule and (ii) all property of Seller described in Section 21(b) of this Agreement, including, without limitation, (A) all scheduled payments of interest and principal due on or with respect to the Mortgage Loans after the Cut-off Date and (B) all other payments of interest, principal or prepayment premiums received on or with respect to the Mortgage Loans after the Cut-off Date, other than any such payments of interest or principal or prepayment premiums that were due on or prior to the Cut-off Date. The Mortgage File for each Mortgage Loan shall contain the following documents on a collective basis:

            (i) the original Note (or with respect to those Mortgage Loans listed in Schedule IV hereto, a "lost note affidavit" substantially in the form of Exhibit B hereto and a true and complete copy of the Note), bearing, or accompanied by, all prior and intervening endorsements or assignments showing a complete chain of endorsement or assignment from the Mortgage Loan Originator either in blank or to Seller, and further endorsed (at the direction of Depositor given pursuant to this Agreement) by Seller, on its face or by allonge attached thereto, without recourse, either in blank or to the order of the Trustee in the following form: "Pay to the order of Wells Fargo Bank, N.A., as trustee for the registered Holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2004-C4, without recourse, representation or warranty, express or implied";

            (ii) a duplicate original Mortgage or a counterpart thereof or, if such Mortgage has been returned by the related recording office, (A) an original, (B) a certified copy or (C) a copy thereof from the applicable recording office, and originals or counterparts (or originals, certified copies or copies from the applicable recording office) of any intervening assignments thereof from the Mortgage Loan Originator to Seller, in each case in the form submitted for recording or, if recorded, with evidence of recording indicated thereon;

            (iii) an original assignment of the Mortgage, in recordable form (except for any missing recording information and, if applicable, completion of the name of the assignee), from Seller (or the Mortgage Loan Originator) either in blank or to "Wells Fargo Bank, N.A., as trustee for the registered Holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2004-C4";

            (iv) an original, counterpart or copy of any related Assignment of Leases (if such item is a document separate from the Mortgage), and the originals, counterparts or copies of any intervening assignments thereof from the Mortgage Loan Originator of the Loan to Seller, in each case in the form submitted for recording or, if recorded, with evidence of recording thereon;

            (v) an original assignment of any related Assignment of Leases (if such item is a document separate from the Mortgage), in recordable form (except for any missing recording information and, if applicable, completion of the name of the assignee), from Seller (or the Mortgage Loan Originator), either in blank or to "Wells Fargo Bank, N.A., as trustee for the registered Holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2004-C4";

            (vi) an original or true and complete copy of any related Security Agreement (if such item is a document separate from the Mortgage), and the originals or copies of any intervening assignments thereof from the Mortgage Loan Originator to Seller;

            (vii) an original assignment of any related Security Agreement (if such item is a document separate from the Mortgage), from Seller (or the Mortgage Loan Originator) either in blank or to "Wells Fargo Bank, N.A., as trustee for the registered Holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2004-C4," which assignment may be included as part of an omnibus assignment covering other documents relating to the Mortgage Loan (provided that such omnibus assignment is effective under applicable law);

            (viii) originals or copies of all (A) assumption agreements, (B) modifications, (C) written assurance agreements and (D) substitution agreements, together with any evidence of recording thereon or in the form submitted for recording, in those instances where the terms or provisions of the Mortgage, Note or any related security document have been modified or the Mortgage Loan has been assumed;

            (ix) the original lender's title insurance policy or a copy thereof (together with all endorsements or riders that were issued with or subsequent to the issuance of such policy), or if the policy has not yet been issued, the original or a copy of a binding written commitment (which may be a pro forma or specimen title insurance policy which has been accepted or approved in writing by the related title insurance company) or interim binder that is marked as binding and countersigned by the title company, insuring the priority of the Mortgage as a first lien on the related Mortgaged Property, relating to such Mortgage Loan;

            (x) the original or a counterpart of any guaranty of the obligations of the Borrower under the Mortgage Loan;

            (xi) UCC acknowledgement, certified or other copies of all UCC Financing Statements and continuation statements which show the filing or recording thereof (including the filing number or other similar filing information) or, alternatively, other evidence of filing or recording (including the filing number or other similar filing information) acceptable to the Trustee (including, without limitation, evidence of such filed or recorded UCC Financing Statement as shown on a written UCC search report from a reputable search firm, such as Corporation Service Company, CT Corporation System and the like or printouts of on-line confirmations from such UCC filing or recording offices or authorized agents thereof), sufficient to perfect (and maintain the perfection of) the security interest held by the Mortgage Loan Originator (and each assignee of record prior to the Trustee) in and to the personalty of the Borrower at the Mortgaged Property, and original UCC Financing Statement assignments, in a form suitable for filing or recording, sufficient to assign each such UCC Financing Statement to the Trustee;

            (xii) the original or copy of the power of attorney (with evidence of recording thereon) granted by the Borrower if the Mortgage, Note or other document or instrument referred to above was not signed by the Borrower;

            (xiii) with respect to any debt of a Borrower or mezzanine borrower permitted under the related Mortgage Loan, an original or copy of a subordination agreement, standstill agreement or other intercreditor, co-lender or similar agreement relating to such other debt, if any, including any mezzanine loan documents or preferred equity documents, and a copy of the promissory note relating to such other debt (if such other debt is also secured by the related Mortgage);

            (xiv) with respect to any Cash Collateral Accounts and Lock-Box Accounts, an original or copy of any related account control agreement and a copy of the UCC Financing Statements, if any, submitted for filing with respect to Seller's security interest in the Cash Collateral Accounts and Lock-Box Accounts and all funds contained therein (together with UCC Financing Statement assignments in a form suitable for filing or recording, sufficient to transfer such security interest to the Trustee on behalf of the Certificateholders);

            (xv) an original or copy of any related Loan Agreement (if separate from the related Mortgage), and an original or copy of any related Lock-Box Agreement or Cash Collateral Account Agreement (if separate from the related Mortgage and Loan Agreement);

            (xvi) the originals and copies of letters of credit, if any, relating to the Mortgage Loans and amendments thereto which entitles the Trust to draw thereon; provided that in connection with the delivery of the Mortgage File to the Trust, such originals shall be delivered to the applicable Master Servicer and copies thereof shall be delivered to the Trustee;

            (xvii) any related environmental insurance policy and any environmental guarantee or indemnity agreement or copies thereof;

            (xviii) the original or a copy of the ground lease, ground lease memorandum and ground lease estoppels, if any, and any amendments, modifications or extensions thereto, if any, or certified copies thereof;

            (xix) the original or copy of any property management agreement;

            (xx) copies of franchise agreements and franchisor comfort letters, if any, for hospitality properties and any applicable transfer/assignment documents; and

            (xxi) a checklist of the documents included in the subject Mortgage File.

            Notwithstanding the foregoing, in the event that, in connection with any Mortgage Loan, Seller cannot deliver, or cause to be delivered, an original, counterpart or certified copy, as applicable, of any of the documents and/or instruments required to be delivered pursuant to clauses (ii), (iv), (viii),
(xi) (other than assignments of UCC Financing Statements to be recorded or filed in accordance with the transfer contemplated by this Agreement) and (xii) of the last sentence of the first paragraph of this Section 3, with evidence of recording or filing thereon on the Closing Date, solely because of a delay caused by the public recording or filing office where such document or instrument has been delivered for recordation or filing, Seller: (i) shall deliver, or cause to be delivered, to the Trustee or its designee a duplicate original or true copy of such document or instrument certified by the applicable public recording or filing office, the applicable title insurance company or Seller to be a true and complete duplicate original or copy of the original thereof submitted for recording or filing; and (ii) shall deliver, or cause to be delivered, to the Trustee or its designee either the original of such non-delivered document or instrument, or a photocopy thereof (certified by the appropriate public recording or filing office to be a true and complete copy of the original thereof submitted for recording or filing), with evidence of recording or filing thereon, within 120 days after the Closing Date, which period may be extended up to two times, in each case for an additional period of 45 days (provided that Seller, as certified in writing to the Trustee prior to each such 45-day extension, is in good faith attempting to obtain from the appropriate recording or filing office such original or photocopy). Compliance with this paragraph will satisfy Seller's delivery requirements under this
Section 3 with respect to the subject document(s) and instrument(s).

            Notwithstanding the foregoing, in the event that, in connection with any Mortgage Loan, Seller cannot deliver, or cause to be delivered, an original, counterpart or certified copy, as applicable, of any of the documents and/or instruments required to be delivered pursuant to clauses (ii), (iv), (viii),
(xi) (other than assignments of UCC Financing Statements to be recorded or filed in accordance with the transfer contemplated by this Agreement) and (xii) of the last sentence of the first paragraph of this Section 3, with evidence of recording or filing thereon for any other reason, including without limitation, that such non-delivered document or instrument has been lost, the delivery requirements of this Agreement shall be deemed to have been satisfied and such non-delivered document or instrument shall be deemed to have been included in the related Mortgage File if a photocopy of such non-delivered document or instrument (with evidence of recording or filing thereon and certified by the appropriate recording or filing office to be a true and complete copy of the original thereof as filed or recorded) is delivered to the Trustee or its designee on or before the Closing Date.

            Notwithstanding the foregoing, in the event that Seller cannot deliver any UCC Financing Statement assignment with the filing or recording information of the related UCC Financing Statement with respect to any Mortgage Loan, solely because such UCC Financing Statement has not been returned by the public filing or recording office where such UCC Financing Statement has been delivered for filing or recording, Seller shall so notify the Trustee or its designee and shall not be in breach of its obligations with respect to such delivery, provided that Seller promptly forwards such UCC Financing Statement to the Trustee or its designee upon its return, together with the related original UCC Financing Statement assignment in a form appropriate for filing or recording.

            Notwithstanding the foregoing, Seller may, at its sole cost and expense, but is not obligated to, engage a third-party contractor to prepare or complete in proper form for filing or recording any and all assignments of Mortgage, assignments of Assignments of Leases and assignments of UCC Financing Statements to the Trustee to be delivered pursuant to clauses (iii), (v) and
(xi) of the last sentence of the first paragraph of this Section 3 (collectively, the "Assignments"), to submit those Assignments for filing and recording, as the case may be, in the applicable public filing and recording offices and to deliver those Assignments to the Trustee or its designee as those Assignments (or certified copies thereof) are received from the applicable filing and recording offices with evidence of such filing or recording indicated thereon. However, in the event Seller engages a third-party contractor as contemplated in the immediately preceding sentence, the rights, duties and obligations of Seller pursuant to this Agreement remain binding on Seller; and, if Seller does not engage a third party as contemplated by the immediately preceding sentence, then Seller will still be liable for recording and filing fees and expenses of the Assignments as and to the extent contemplated by
Section 13 hereof.

            Within ten (10) Business Days after the Closing Date, Seller shall deliver the Servicer Files with respect to each of the Mortgage Loans to the applicable Master Servicer (or, if applicable, to a Sub-Servicer (with a copy to the applicable Master Servicer) at the direction of the applicable Master Servicer), under the Pooling and Servicing Agreement on behalf of the Trustee in trust for the benefit of the Certificateholders. Each such Servicer File shall contain all documents and records in Seller's possession relating to such applicable Mortgage Loans (including reserve and escrow agreements, cash management agreements, lockbox agreements, financial statements, operating statements and any other information provided by the respective Borrower from time to time, but excluding any documents and other writings not enumerated in this parenthetical that have been prepared by Seller or any of its Affiliates solely for internal credit analysis or other internal uses or any attorney-client privileged communication) that are not required to be a part of a Mortgage File in accordance with the definition thereof, together with copies of all instruments and documents which are required to be a part of the related Mortgage File in accordance with the definition thereof.

            For purposes of this Section 3, and notwithstanding any contrary provision hereof or of the definition of "Mortgage File," if there exists with respect to any group of Crossed Mortgage Loans only one original or certified copy of any document or instrument described in the definition of "Mortgage File" which pertains to all of the Crossed Mortgage Loans in such group of Crossed Mortgage Loans, the inclusion of the original or certified copy of such document or instrument in the Mortgage File for any of such Crossed Mortgage Loans and the inclusion of a copy of such original or certified copy in each of the Mortgage Files for the other Crossed Mortgage Loans in such group of Crossed Mortgage Loans, shall be deemed the inclusion of such original or certified copy, as the case may be, in the Mortgage File for each such Crossed Mortgage Loan.

            Seller shall, promptly after the Closing Date, but in all events within three (3) Business Days after the Closing Date, cause all funds on deposit in escrow accounts maintained with respect to the Mortgage Loans in the name of Seller or any other name, to be transferred to or at the direction of the applicable Master Servicer (or, if applicable, to a Sub-Servicer at the direction of the applicable Master Servicer).

            The Trustee, as assignee or transferee of Depositor, shall be entitled to all scheduled principal payments due after the Cut-off Date, all other payments of principal due and collected after the Cut-off Date, and all payments of interest on the Mortgage Loans, minus that portion of any such payment which is allocable to the period on or prior to the Cut-off Date. All scheduled payments of principal due on or before the Cut-off Date and collected after the Cut-off Date, together with the accompanying interest payments, shall belong to Seller.

            Upon the sale of the Mortgage Loans from Seller to Depositor pursuant hereto, the ownership of each Note, the related Mortgage and the contents of the related Mortgage File shall be vested in Depositor and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of Seller as seller of the Mortgage Loans hereunder, exclusive in each case of documents prepared by Seller or any of its Affiliates solely for internal credit analysis or other internal uses or any attorney-client privileged communication, shall immediately vest in Depositor. All Monthly Payments, Principal Prepayments and other amounts received by Seller and not otherwise belonging to Seller pursuant to this Agreement shall be sent by Seller within three (3) Business Days after Seller's receipt thereof to the applicable Master Servicer via wire transfer for deposit by the applicable Master Servicer into the Collection Account.

            Upon the sale of Certificates representing at least 10% of the fair value of all the Certificates to unaffiliated third parties, Seller shall, under generally accepted accounting principles ("GAAP"), report its transfer of the Mortgage Loans to Depositor, as provided herein, as a sale of the Mortgage Loans to Depositor in exchange for the consideration specified in Section 2 hereof. In connection with the foregoing, upon sale of Certificates representing at least 10% of the fair value of all the Certificates to unaffiliated third parties, Seller shall cause all of its financial and accounting records to reflect such transfer as a sale (as opposed to a secured loan). Seller shall at all times following the Closing Date cause all of its records and financial statements and any relevant consolidated financial statements of any direct or indirect parent to clearly reflect that the Mortgage Loans have been transferred to Depositor and are no longer available to satisfy claims of Seller's creditors.

            After Seller's transfer of the Mortgage Loans to Depositor, as provided herein, Seller shall not take any action inconsistent with Depositor's ownership (or the ownership by any of Depositor's assignees) of the Mortgage Loans. Except for actions that are the express responsibility of another party hereunder or under the Pooling and Servicing Agreement, and further except for actions that Seller is expressly permitted to complete subsequent to the Closing Date, Seller shall, on or before the Closing Date, take all actions required under applicable law to effectuate the transfer of the Mortgage Loans by Seller to Depositor.

            Section 4. Depositor's Conditions to Closing. The obligations of Depositor to purchase the Mortgage Loans and pay the Mortgage Loan Purchase Price at the Closing Date under the terms of this Agreement are subject to the satisfaction of each of the following conditions at or before the Closing:

            (a) Each of the obligations of Seller required to be performed by it on or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with in all material respects; all of the representations and warranties of Seller under this Agreement (subject to the exceptions set forth in the Exception Report) shall be true and correct in all material respects as of the Closing Date; no event shall have occurred with respect to Seller or any of the Mortgage Loans and related Mortgage Files which, with notice or the passage of time, would constitute a material default under this Agreement; and Depositor shall have received certificates to the foregoing effect signed by authorized officers of Seller.

            (b) Depositor, or if directed by Depositor, the Trustee or Depositor's attorneys or other designee, shall have received in escrow, all of the following closing documents, in such forms as are agreed upon and reasonably acceptable to Depositor and Seller, duly executed by all signatories other than Depositor, as required pursuant to the respective terms thereof:

            (i) the Mortgage Files, subject to the provisos of Section 1 of this Agreement, which shall have been delivered to and held by the Trustee or its designee on behalf of Seller;

            (ii) the Mortgage Loan Schedule;

            (iii) the certificate of Seller confirming its representations and warranties set forth in Section 6(a) (subject to the exceptions set forth in the Exception Report) as of the Closing Date;

            (iv) an opinion or opinions of Seller's counsel, dated the Closing Date, covering various corporate matters and such other matters as shall be reasonably required by Depositor;

            (v) such other certificates of Seller's officers or others and such other documents to evidence fulfillment of the conditions set forth in this Agreement as Depositor or its counsel may reasonably request; and

            (vi) all other information, documents, certificates, or letters with respect to the Mortgage Loans or Seller and its Affiliates as are reasonably requested by Depositor in order for Depositor to perform any of it obligations or satisfy any of the conditions on its part to be performed or satisfied pursuant to any sale of Mortgage Loans by Depositor as contemplated herein.

            (c) Seller shall have performed or complied with all other terms and conditions of this Agreement which it is required to perform or comply with at or before the Closing and shall have the ability to perform or comply with all duties, obligations, provisions and terms which it is required to perform or comply with after the Closing.

            (d) Seller shall have delivered to the Trustee, on or before the Closing Date, five limited powers of attorney in favor of the Trustee and Special Servicer empowering the Trustee and, in the event of the failure or incapacity of the Trustee, the Special Servicer, to record, at the expense of Seller, any Mortgage Loan Documents required to be recorded and any intervening assignments with evidence of recording thereon that are required to be included in the Mortgage Files. Seller shall reasonably cooperate with the Trustee and the Special Servicer in connection with any additional powers or revisions thereto that are requested by such parties.

            Section 5. Seller's Conditions to Closing. The obligations of Seller under this Agreement shall be subject to the satisfaction, on the Closing Date, of the following conditions:

            (a) Each of the obligations of Depositor required to be performed by it on or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with in all material respects; and all of the representations and warranties of Depositor under this Agreement shall be true and correct in all material respects as of the Closing Date; and no event shall have occurred with respect to Depositor which, with notice or the passage of time, would constitute a material default under this Agreement, and Seller shall have received certificates to that effect signed by authorized officers of Depositor.

            (b) Seller shall have received all of the following closing documents, in such forms as are agreed upon and reasonably acceptable to Seller and Depositor, duly executed by all signatories other than Seller, as required pursuant to the respective terms thereof:

            (i) an officer's certificate of Depositor, dated as of the Closing Date, with the resolutions of Depositor authorizing the transactions set forth therein, together with copies of the charter, by-laws and certificate of good standing dated as of a recent date of Depositor; and

            (ii) such other certificates of its officers or others, such opinions of Depositor's counsel and such other documents required to evidence fulfillment of the conditions set forth in this Agreement as Seller or its counsel may reasonably request.

            (c) Depositor shall have performed or complied with all other terms and conditions of this Agreement which it is required to perform or comply with at or before the Closing and shall have the ability to perform or comply with all duties, obligations, provisions and terms which it is required to perform or comply with after Closing.

            Section 6. Representations and Warranties of Seller.

            (a) Seller represents and warrants to Depositor as of the date hereof, as follows:

            (i) Seller is duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware. Seller has conducted and is conducting its business so as to comply in all material respects with all applicable statutes and regulations of regulatory bodies or agencies having jurisdiction over it, except where the failure so to comply would not have a materially adverse effect on the performance by Seller of this Agreement, and there is no charge, action, investigation, suit or proceeding before or by any court, regulatory authority or governmental agency or body pending or, to the knowledge of Seller, threatened, which is reasonably likely to materially and adversely affect the performance by Seller of this Agreement or the consummation of transactions contemplated by this Agreement.

            (ii) Seller has the full power, authority and legal right to hold, transfer and convey the Mortgage Loans and to execute and deliver this Agreement (and all agreements and documents executed and delivered by Seller in connection herewith) and to perform all transactions of Seller contemplated by this Agreement (and all agreements and documents executed and delivered by Seller in connection herewith). Seller has duly authorized the execution, delivery and performance of this Agreement (and all agreements and documents executed and delivered by Seller in connection herewith), and has duly executed and delivered this Agreement (and all agreements and documents executed and delivered by Seller in connection herewith). This Agreement (and each agreement and document executed and delivered by Seller in connection herewith), assuming due authorization, execution and delivery thereof by each other party thereto, constitutes the legal, valid and binding obligation of Seller enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, fraudulent transfer, insolvency, reorganization, receivership, moratorium or other laws relating to or affecting the rights of creditors generally, by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and by considerations of public policy.

            (iii) Neither the execution, delivery and performance of this Agreement, nor the fulfillment of or compliance with the terms and conditions of this Agreement by Seller, will (A) conflict with or result in a breach of any of the terms, conditions or provisions of Seller's articles or certificate of incorporation and bylaws or similar type organizational documents, as applicable; (B) conflict with, result in a breach of, or constitute a default or result in an acceleration under, any agreement or instrument to which Seller is now a party or by which it (or any of its properties) is bound if compliance therewith is necessary (1) to ensure the enforceability of this Agreement or (2) for Seller to perform its duties and obligations under this Agreement (or any agreement or document executed and delivered by Seller in connection herewith); (C) conflict with or result in a breach of any legal restriction if compliance therewith is necessary (1) to ensure the enforceability of this Agreement or (2) for Seller to perform its duties and obligations under this Agreement (or any agreement or document executed and delivered by Seller in connection herewith); (D) result in the violation of any law, rule, regulation, order, judgment or decree to which Seller or its property is subject if compliance therewith is necessary (1) to ensure the enforceability of this Agreement or (2) for Seller to perform its duties and obligations under this Agreement (or any agreement or document executed and delivered by Seller in connection herewith); or (E) result in the creation or imposition of any lien, charge or encumbrance that would have a material adverse effect upon Seller's ability to perform its duties and obligations under this Agreement (or any agreement or document executed and delivered by Seller in connection herewith), or materially impair the ability of Depositor to realize on the Mortgage Loans.

            (iv) Seller is solvent and the sale of the Mortgage Loans (1) will not cause Seller to become insolvent and (2) is not intended by Seller to hinder, delay or defraud any of its present or future creditors. After giving effect to its transfer of the Mortgage Loans, as provided herein, the value of Seller's assets, either taken at their present fair saleable value or at fair valuation, will exceed the amount of Seller's debts and obligations, including contingent and unliquidated debts and obligations of Seller, and Seller will not be left with unreasonably small assets or capital with which to engage in and conduct its business. Seller does not intend to, and does not believe that it will, incur debts or obligations beyond its ability to pay such debts and obligations as they mature. No proceedings looking toward liquidation, dissolution or bankruptcy of Seller are pending or contemplated.

            (v) No consent, approval, authorization or order of, or registration or filing with, or notice to, any court or governmental agency or body having jurisdiction or regulatory authority over Seller is required for
      (A) Seller's execution, delivery and performance of this Agreement (or any agreement or document executed and delivered by Seller in connection herewith), (B) Seller's transfer and assignment of the Mortgage Loans, or
      (C) the consummation by Seller of the transactions contemplated by this Agreement (or any agreement or document executed and delivered by Seller in connection herewith) or, to the extent so required, such consent, approval, authorization, order, registration, filing or notice has been obtained, made or given (as applicable), except for the filing or recording of assignments and other Mortgage Loan Documents contemplated by the terms of this Agreement and except that Seller may not be duly qualified to transact business as a foreign corporation or licensed in one or more states if such qualification or licensing is not necessary to ensure the enforceability of this Agreement (or any agreement or document executed and delivered by Seller in connection herewith).

            (vi) In connection with its sale of the Mortgage Loans, Seller is receiving new value. The consideration received by Seller upon the sale of the Mortgage Loans constitutes at least fair consideration and reasonably equivalent value for the Mortgage Loans.

            (vii) Seller does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant of Seller contained in this Agreement (or any agreement or document executed and delivered by Seller in connection herewith).

            (viii) There are no actions, suits or proceedings pending or, to Seller's knowledge, threatened in writing against Seller which are reasonably likely to draw into question the validity of this Agreement (or any agreement or document executed and delivered by Seller in connection herewith) or which, either in any one instance or in the aggregate, are reasonably likely to materially impair the ability of Seller to perform its duties and obligations under this Agreement (or any agreement or document executed and delivered by Seller in connection herewith).

            (ix) Seller's performance of its duties and obligations under this Agreement (and each agreement or document executed and delivered by Seller in connection herewith) is in the ordinary course of business of Seller and Seller's transfer, assignment and conveyance of the Mortgage Loans pursuant to this Agreement are not subject to the bulk transfer or similar statutory provisions in effect in any applicable jurisdiction. The Mortgage Loans do not constitute all or substantially all of Seller's assets.

            (x) Seller has not dealt with any Person that may be entitled, by reason of any act or omission of Seller, to any commission or compensation in connection with the sale of the Mortgage Loans to Depositor hereunder except for (A) the reimbursement of expenses as described herein or otherwise in connection with the transactions described in Section 2 hereof and (B) the commissions or compensation owed to the Underwriters or the Initial Purchaser.

            (xi) Seller is not in default or breach of any agreement or instrument to which Seller is now a party or by which it (or any of its properties) is bound which breach or default would materially and adversely affect the ability of Seller to perform its obligations under this Agreement.

            (xii) The representations and warranties contained in Exhibit A hereto, subject to the exceptions to such representations and warranties set forth on Schedule V hereto, are true and correct in all material respects as of the date hereof with respect to the Mortgage Loans identified on Schedule II.

            (b) Seller hereby agrees that it shall be deemed to make, as of the date of substitution, to and for the benefit of the Trustee as the holder of the Mortgage Loan to be replaced, with respect to any replacement mortgage loan (a "Replacement Mortgage Loan") that is substituted for a Mortgage Loan affected by a Material Defect or a Material Breach, pursuant to Section 7 of this Agreement, each of the representations and warranties set forth in Exhibit A hereto (references therein to "Closing Date" being deemed to be references to the "date of substitution" and references therein to "Cut-off Date" being deemed to be references to the "most recent due date for the subject Replacement Mortgage Loan on or before the date of substitution"). From and after the date of substitution, each Replacement Mortgage Loan, if any, shall be deemed to constitute a "Mortgage Loan" hereunder for all purposes.

            Section 7. Obligations of Seller. Each of the representations and warranties contained in or required to be made by Seller pursuant to Section 6 of this Agreement shall survive the sale of the Mortgage Loans and shall continue in full force and effect, notwithstanding any restrictive or qualified endorsement on the Notes and notwithstanding subsequent termination of this Agreement or the Pooling and Servicing Agreement. The representations and warranties contained in or required to be made by Seller pursuant to Section 6 of this Agreement shall not be impaired by any review or examination of the Mortgage Files or other documents evidencing or relating to the Mortgage Loans or any failure on the part of Depositor to review or examine such documents and shall inure to the benefit of the initial transferee of the Mortgage Loans from Depositor including, without limitation, the Trustee for the benefit of the Holders of the Certificates, notwithstanding (1) any restrictive or qualified endorsement on any Note, assignment of Mortgage or reassignment of Assignment of Leases or (2) any termination of this Agreement prior to the Closing, but shall not inure to the benefit of any subsequent transferee thereafter.

            If Seller receives notice of a breach of any of the representations or warranties made by Seller with respect to the Mortgage Loans (subject to the exceptions to such representations and warranties set forth in the Exception Report), as of the date hereof in Section 6(a)(xii) or as of the Closing Date pursuant to Section 4(b)(iii) or, in the case of any Replacement Mortgage Loan, as of the date of substitution pursuant to Section 6(b) (in any such case, a "Breach"), or receives notice that (a) any document required to be included in the Mortgage File related to any Mortgage Loan is not in the Trustee's (or its designee's) possession within the time period required herein or (b) such document has not been properly executed or is otherwise defective on its face (clause (a) and clause (b) each, a "Defect" (which term shall include the "Defects" detailed in the immediately following paragraph) in the related Mortgage File), and if such Breach or Defect, as the case may be, materially and adversely affects, or is deemed hereby to materially and adversely affect, the value of any Mortgage Loan or any successor REO Loan with respect thereto or the interests of the Holders of any Class of Certificates (in which case such Breach or Defect shall be a "Material Breach" or a "Material Defect," as applicable), then Seller shall, upon written request of Depositor, the Trustee, the applicable Master Servicer or the applicable Special Servicer, not later than 90 days after the receipt by Seller of such written request (subject to the second succeeding paragraph, the "Initial Resolution Period"): (i) cure such Breach or Defect in all material respects; (ii) repurchase the affected Mortgage Loan at the applicable Purchase Price (as defined in the Pooling and Servicing Agreement); or (iii) substitute, in accordance with the Pooling and Servicing Agreement, one or more Qualified Substitute Mortgage Loans (as defined in the Pooling and Servicing Agreement) for such affected Mortgage Loan (provided that in no event shall any substitution occur later than the second anniversary of the Closing Date) and pay the applicable Master Servicer for deposit into the applicable Collection Account any Substitution Shortfall Amount (as defined in the Pooling and Servicing Agreement) in connection therewith; provided, however, that if (i) such Material Breach or Material Defect is capable of being cured but not within the Initial Resolution Period, (ii) such Material Breach or Material Defect does not cause the related Mortgage Loan not to be a "qualified mortgage" (within the meaning of Section 860G(a)(3) of the Code), (iii) Seller has commenced and is diligently proceeding with the cure of such Material Breach or Material Defect within the Initial Resolution Period and (iv) Seller has delivered to the Rating Agencies, the applicable Master Servicer, the applicable Special Servicer and the Trustee an Officer's Certificate that describes the reasons that the cure was not effected within the Initial Resolution Period and the actions that it proposes to take to effect the cure and that states that it anticipates the cure will be effected within the additional 90-day period, then Seller shall have an additional 90 days to cure such Material Defect or Material Breach. If any Breach pertains to a representation or warranty that the related Mortgage Loan Documents or any particular Mortgage Loan Document requires the related Borrower to bear the costs and expenses associated with any particular action or matter under such Mortgage Loan Document(s), then Seller shall cure such Breach within the Initial Resolution Period by reimbursing the Trust Fund (by wire transfer of immediately available funds) the reasonable amount of any such costs and expenses incurred by the applicable Master Servicer, the applicable Special Servicer, the Trustee or the Trust Fund that are the basis of such Breach and have not been reimbursed by the related Borrower; provided, however, that in the event any such costs and expenses exceed $10,000, Seller shall have the option to either repurchase the related Mortgage Loan at the applicable Purchase Price or pay such costs and expenses. Except as provided in the proviso to the immediately preceding sentence, Seller shall remit the amount of such costs and expenses and upon its making such remittance, Seller shall be deemed to have cured such Breach in all respects. With respect to any repurchase of a Mortgage Loan hereunder or any substitution of one or more Qualified Substitute Mortgage Loans for a Mortgage Loan hereunder, (A) no such substitution may be made in any calendar month after the Determination Date for such month; (B) scheduled payments of principal and interest due with respect to the Qualified Substitute Mortgage Loan(s) after the month of substitution, and scheduled payments of principal and interest due with respect to each Mortgage Loan being repurchased or replaced after the related Cut-off Date and received by the applicable Master Servicer or the applicable Special Servicer on behalf of the Trust on or prior to the related date of repurchase or substitution, shall be part of the Trust Fund; and (C) scheduled payments of principal and interest due with respect to such Qualified Substitute Mortgage Loan(s) during or prior to the month of substitution, and scheduled payments of principal and interest due with respect to each Mortgage Loan being repurchased or replaced and received by the applicable Master Servicer or the applicable Special Servicer on behalf of the Trust after the related date of repurchase or substitution, shall not be part of the Trust Fund, and Seller (or, if applicable, any person effecting the related repurchase or substitution in the place of Seller) shall be entitled to receive such payments promptly following receipt by the applicable Master Servicer or the applicable Special Servicer, as applicable, under the Pooling and Servicing Agreement.

            Any of the following will cause a document in the Mortgage File to be deemed to have a "Material Defect": (a) the absence from the Mortgage File of the original signed Note, unless the Mortgage File contains a signed lost note affidavit and indemnity; (b) the absence from the Mortgage File of the original signed Mortgage, unless there is included in the Mortgage File a certified copy of the Mortgage as recorded or as sent for recordation, together with a certificate stating that the original signed Mortgage was sent for recordation, or a copy of the Mortgage and the related recording information; (c) the absence from the Mortgage File of the item called for by clause (ix) of the last sentence of the first paragraph of Section 3 hereof; (d) the absence from the Mortgage File of any intervening assignments required to create an effective assignment to the Trustee on behalf of the Trust, unless there is included in the Mortgage File a certified copy of the intervening assignment as recorded or as sent for recordation, together with a certificate stating that the original intervening assignment was sent for recordation, or a copy of the intervening assignment and the related recording information; or (e) the absence from the Servicer File of any required original letter of credit, provided that such Defect may be cured by any substitute letter of credit or cash reserve on behalf of the related Borrower; or (f) the absence from the Mortgage File of the original or a copy of any required ground lease. In addition, Seller shall cure any Defect described in clause (b), (c), (e) or (f) of the immediately preceding sentence as required in Section 2.02(b) of the Pooling and Servicing Agreement. Notwithstanding anything herein to the contrary, the failure to include a document checklist in a Mortgage File shall in no event constitute a Material Defect.

            Any Defect or Breach which causes any Mortgage Loan not to be a "qualified mortgage" (within the meaning of Section 860G(a)(3) of the Code) shall be deemed a "Material Defect" or "Material Breach," as applicable, and the Initial Resolution Period for the affected Mortgage Loan shall be 90 days following the earlier of Seller's receipt of notice pursuant to this Section 7 or its discovery of such Defect or Breach (which period shall not be subject to extension).

            If Seller does not, as required by this Section 7, correct or cure a Material Breach or a Material Defect in all material respects within the applicable Initial Resolution Period (as extended pursuant to this Section 7), or if such Material Breach or Material Defect is not capable of being so corrected or cured within such period, then Seller shall repurchase or substitute for the affected Mortgage Loan as provided in this Section 7. If (i) any Mortgage Loan is required to be repurchased or substituted for as provided above, (ii) such Mortgage Loan is a Crossed Mortgage Loan that is a part of a Mortgage Group (as defined below) and (iii) the applicable Breach or Defect does not constitute a Breach or Defect, as the case may be, as to any other Crossed Mortgage Loan in such Mortgage Group (without regard to this paragraph), then the applicable Breach or Defect, as the case may be, will be deemed to constitute a Breach or Defect, as the case may be, as to any other Crossed Mortgage Loan in the Mortgage Group for purposes of the above provisions, and Seller will be required to repurchase or substitute for such other Crossed Mortgage Loan(s) in the related Mortgage Group in accordance with the provisions of this Section 7 unless such other Crossed Mortgage Loans satisfy the Crossed Mortgage Loan Repurchase Criteria (as defined in the Pooling and Servicing Agreement) and Seller can satisfy all other criteria for substitution or repurchase of the affected Mortgage Loan(s) set forth in the Pooling and Servicing Agreement. In the event that one or more of such other Crossed Mortgage Loans satisfy the Crossed Mortgage Loan Repurchase Criteria, Seller may elect either to repurchase or substitute for only the affected Crossed Mortgage Loan as to which the related Breach or Defect exists or to repurchase or substitute for all of the Crossed Mortgage Loans in the related Mortgage Group. Seller shall be responsible for the cost of any Appraisal required to be obtained by the applicable Master Servicer to determine if the Crossed Mortgage Loan Repurchase Criteria have been satisfied, so long as the scope and cost of such Appraisal has been approved by Seller (such approval not to be unreasonably withheld). For purposes of this paragraph, a "Mortgage Group" is any group of Mortgage Loans identified as a Mortgage Group on Schedule III to this Agreement.

            Notwithstanding the foregoing, if there is a Material Breach or Material Defect with respect to one or more Mortgaged Properties (but not all of the Mortgaged Properties) with respect to a Mortgage Loan, Seller will not be obligated to repurchase or substitute for the Mortgage Loan if the affected Mortgaged Property may be released pursuant to the terms of any partial release provisions in the related Mortgage Loan Documents and the remaining Mortgaged Property(ies) satisfy the requirements, if any, set forth in the Mortgage Loan Documents and (i) Seller provides an opinion of counsel to the effect that such partial release would not cause an Adverse REMIC Event (as defined in the Pooling and Servicing Agreement) to occur, (ii) Seller pays (or causes to be paid) the applicable release price required under the Mortgage Loan Documents and, to the extent not reimbursable out of the release price pursuant to the related Mortgage Loan Documents, any additional amounts necessary to cover all reasonable out-of-pocket expenses reasonably incurred by the applicable Master Servicer, the applicable Special Servicer, the Trustee or the Trust Fund in connection therewith, including any unreimbursed advances and interest thereon made with respect to the Mortgaged Property that is being released and (iii) such cure by release of such Mortgaged Property is effected within the time periods specified for cure of a Material Breach or Material Defect in this
Section 7.

            The Purchase Price or Substitution Shortfall Amount for any repurchased or substituted Mortgage Loan shall be payable to Depositor or, subsequent to the assignment of the Mortgage Loans to the Trustee, the Trustee as its assignee, by wire transfer of immediately available funds to the account designated by Depositor or the Trustee, as the case may be, and Depositor or the Trustee, as the case may be, upon receipt of such funds (and, in the case of a substitution, receipt of the Mortgage File(s) for the related Qualified Substitute Mortgage Loans(s)), shall promptly release the related Mortgage File and Servicer File or cause them to be released, to Seller and shall execute and deliver such instruments of transfer or assignment as shall be necessary to vest in Seller the legal and beneficial ownership of such Mortgage Loan (including any property acquired in respect thereof or proceeds of any insurance policy with respect thereto) and the related Mortgage Loan Documents.

            It is understood and agreed that the obligations of Seller set forth in this Section 7 constitute the sole remedies available to Depositor and its successors and assigns against Seller respecting any Breach or Defect affecting a Mortgage Loan.

            Section 8. Crossed Mortgage Loans. With respect to any Crossed Mortgage Loan conveyed hereunder, to the extent that Seller repurchases or substitutes for an affected Crossed Mortgage Loan in the manner prescribed above while the Trustee continues to hold any related Crossed Mortgage Loans, Seller and Depositor (on behalf of its successors and assigns) agree to modify upon such repurchase or substitution, the related Mortgage Loan Documents in a manner such that such affected Crossed Mortgage Loan repurchased or substituted by Seller, on the one hand, and any related Crossed Mortgage Loans still held by the Trustee, on the other, would no longer be cross-defaulted or cross-collateralized with one another; provided that Seller shall have furnished the Trustee, at Seller's expense, with an Opinion of Counsel that such modification shall not cause an Adverse REMIC Event; and provided, further, that if such Opinion of Counsel cannot be furnished, Seller and Depositor hereby agree that such repurchase or substitution of only the affected Crossed Mortgage Loans, notwithstanding anything to the contrary herein, shall not be permitted. Any reserve or other cash collateral or letters of credit securing the subject Crossed Mortgage Loans shall be allocated between such Mortgage Loans in accordance with the Mortgage Loan Documents. All other terms of the Mortgage Loans shall remain in full force and effect, without any modification thereof.

            Section 9. Rating Agency Fees; Costs and Expenses Associated with a Defeasance. Seller shall pay all Rating Agency fees associated with an assumption of a Mortgage Loan to the extent such fees have not been paid by the related Borrower and such Borrower is not required to pay them under the terms of the related Mortgage Loan Documents in effect on or before the Closing Date, the payment of which fees shall constitute the sole remedy of any breach by Seller of the parenthetical in representation (xxviii)(1) set forth on Exhibit A hereto. Seller shall pay all reasonable costs and expenses associated with a defeasance of a Mortgage Loan to the extent such costs and expenses have not been paid by the related Borrower and such Borrower is not required to pay them under the terms of the related Mortgage Loan Documents in effect on or before the Closing Date, the payment of which fees shall constitute the sole remedy of any breach by Seller of representation (liii)(F) set forth on Exhibit A hereto.

            Section 10. Representations and Warranties of Depositor. Depositor hereby represents and warrants to Seller as of the date hereof, as follows:

            (a) Depositor is duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with full corporate power and authority to own its assets and conduct its business as it is conducted, and is duly qualified as a foreign corporation in good standing in all jurisdictions in which the ownership or lease of its property or the conduct of its business requires such qualification (except where the failure to qualify would not have a materially adverse effect on the consummation of any transactions contemplated by this Agreement).

            (b) The execution and delivery by Depositor of this Agreement and the performance of Depositor's obligations hereunder are within the corporate power of Depositor and have been duly authorized by Depositor and neither the execution and delivery by Depositor of this Agreement nor the compliance by Depositor with the provisions hereof, nor the consummation by Depositor of the transactions contemplated by this Agreement, will (i) conflict with or result in a breach of, or constitute a default under, the certificate of incorporation or by-laws of Depositor or, after giving effect to the consents or taking of the actions contemplated by clause (ii) of this paragraph (b), any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on Depositor or its properties, or any of the provisions of any material indenture or mortgage or any other material contract or other instrument to which Depositor is a party or by which it is bound or result in the creation or imposition of any lien, charge or encumbrance upon any of its properties pursuant to the terms of any such indenture, mortgage, contract or other instrument or (ii) require any consent of, notice to, or filing with any person, entity or governmental body, which has not been obtained or made by Depositor, except where, in any of the instances contemplated by clause (i) above or this clause (ii), the failure to do so will not have a material and adverse effect on the consummation of any transactions contemplated by this Agreement.

            (c) This Agreement has been duly executed and delivered by Depositor and this Agreement constitutes a legal, valid and binding instrument, enforceable against Depositor in accordance with its terms, subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium and other laws affecting the rights of creditors generally and to general principles of equity and the discretion of the court (regardless of whether enforcement of such remedies is considered in a proceeding in equity or at law) and, as to rights of indemnification hereunder, subject to limitations of public policy under applicable securities laws.

            (d) There is no litigation, charge, investigation, action, suit or proceeding by or before any court, regulatory authority or governmental agency or body pending or, to the knowledge of Depositor, threatened against Depositor the outcome of which could be reasonably expected to materially and adversely affect the consummation of any transactions contemplated by this Agreement.

            Section 11. Survival of Certain Representations, Warranties and Covenants. The respective representations and warranties set forth in or made pursuant to this Agreement, and the respective obligations of the parties hereto under Sections 7 and 13 of this Agreement, will remain in full force and effect, regardless of any investigation or statement as to the result thereof made by or on behalf of any party and will survive payment for the various transfers referred to herein and delivery of the Certificates or termination of this Agreement.

            Section 12. Transaction Expenses. In connection with the Closing (and unless otherwise expressly provided herein, including, without limitation, in Section 13 of this Agreement), Seller shall be responsible for the fees and expenses of its own counsel, and Depositor and Seller agree to pay the other transaction expenses incurred in connection with the transactions herein contemplated as set forth in the Closing Statement (or, if not covered thereby, shall be paid by the party incurring the subject expense).

            Section 13. Recording Costs and Expenses. Seller agrees to reimburse the Trustee or its designee all recording and filing fees and expenses incurred by the Trustee or its designee in connection with the recording or filing of the Mortgage Loan Documents listed in Section 3 of this Agreement, including Assignments. In the event Seller elects to engage a third-party contractor to prepare, complete, file and record Assignments with respect to Mortgage Loans as provided in Section 3 of this Agreement, Seller shall contract directly with such contractor and shall be responsible for such contractor's compensation and reimbursement of recording and filing fees and other reimbursable expenses pursuant to their agreement.

            Section 14. Notices. All demands, notices and communications hereunder shall be in writing and effective only upon receipt, and, (a) if sent to Depositor, will be mailed, delivered or telecopied and confirmed to it at Credit Suisse First Boston Mortgage Securities Corp., 11 Madison Avenue, 5th Floor, New York, New York 10010, Attention: Edmund Taylor, Telecopy No.: (212) 743-4756 (with a copy to Casey McCutcheon, Esq., Legal & Compliance Department, Telecopy No.: (917) 326-8433), or such other address or telecopy number as may be designated by Depositor to Seller in writing, or (b) if sent to Seller, will be mailed, delivered or telecopied and confirmed to it at 3414 Peachtree Road, N.E., Suite 1140, Atlanta, Georgia 30326, Attention: Robert Barnes, Telecopy
No.: (404) 239-0419, or such other address or telecopy number as may be designated by Seller to Depositor in writing.

            Section 15. Examination of Mortgage Files. Upon reasonable notice, Seller, prior to the Closing Date, will make the Mortgage Files available to Depositor or its agent for examination during normal business hours at Seller's offices or such other location as shall otherwise be agreed upon by Depositor and Seller. The fact that Depositor or its agent has conducted or has failed to conduct any partial or complete examination of the Mortgage Files shall not affect the rights of Depositor or the Trustee (for the benefit of the Certificateholders) to demand cure, repurchase, or other relief as provided herein.

            Section 16. Successors. This Agreement shall inure to the benefit of and shall be binding upon Seller and Depositor and their respective successors, permitted assigns and legal representatives, and nothing expressed in this Agreement is intended or shall be construed to give any other Person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such Persons and for the benefit of no other Person; it being understood that (a) the indemnities of Seller contained in that certain Indemnification Agreement dated October 27, 2004, among Seller, Depositor, the Initial Purchaser and the Underwriters, relating to, among other things, information regarding the Mortgage Loans in the Prospectus Supplement and the Offering Circular, subject to all limitations therein contained, shall also be for the benefit of the officers and directors of Depositor, the Underwriters and the Initial Purchaser and any person or persons who control Depositor, the Underwriters and the Initial Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended, and (b) the rights of Depositor pursuant to this Agreement, subject to all limitations herein contained, including those set forth in Section 7 of this Agreement, may be assigned to the Trustee, for benefit of the Certificateholders, as may be required to effect the purposes of the Pooling and Servicing Agreement and, upon such assignment, the Trustee shall succeed to such rights of Depositor hereunder; provided that the Trustee shall have no right to further assign such rights to any other Person. No owner of a Certificate issued pursuant to the Pooling and Servicing Agreement shall be deemed a successor or permitted assign because of such ownership.

            Section 17. Governing Law. THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS TO BE MADE AND PERFORMED ENTIRELY WITHIN SUCH STATE WITHOUT GIVING EFFECT TO CHOICE OF LAW PRINCIPLES. TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW, SELLER AND DEPOSITOR EACH HEREBY IRREVOCABLY (I) SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE AND FEDERAL COURTS SITTING IN NEW YORK CITY WITH RESPECT TO MATTERS ARISING OUT OF OR RELATING TO THIS AGREEMENT; (II) AGREES THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURTS; (III) WAIVES, TO THE FULLEST POSSIBLE EXTENT, THE DEFENSE OF AN INCONVENIENT FORUM; AND (IV) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

            Section 18. Severability. If any provision of this Agreement shall be prohibited or invalid under applicable law, this Agreement shall be ineffective only to such extent, without invalidating the remainder of this Agreement.

            Section 19. Further Assurances. Depositor and Seller agree to execute and deliver such instruments and take such actions as the other party may, from time to time, reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement.

            Section 20. Counterparts. This Agreement may be executed in counterparts (and by each of the parties hereto on different counterparts), each of which when so executed and delivered will be an original, and all of which together will be deemed to constitute but one and the same instrument.

            Section 21. Treatment as Security Agreement. It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by Seller to Depositor as provided in this Agreement be, and be construed as, a sale of the Mortgage Loans by Seller to Depositor. It is, further, not the intention of the parties that such conveyance be deemed a pledge of the Mortgage Loans by Seller to Depositor to secure a debt or other obligation of Seller. However, in the event that, notwithstanding the intent of the parties, the Mortgage Loans are held to be property of Seller or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans:

            (a) this Agreement shall hereby create a security agreement within the meaning of Articles 8 and 9 of the Uniform Commercial Code in effect in the applicable state;

            (b) the conveyance provided for in this Agreement shall hereby grant from Seller to Depositor a security interest in and to all of Seller's right, title, and interest, whether now owned or hereafter acquired, in and to:

            (i) all accounts, contract rights (including any guarantees), general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property consisting of, arising from or relating to any of the property described in the Mortgage Loans, including the related Notes, Mortgages and title, hazard and other insurance policies, identified on the Mortgage Loan Schedule or that constitute Replacement Mortgage Loans, and all distributions with respect thereto payable after the Cut-off Date;

            (ii) all accounts, contract rights, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property arising from or by virtue of the disposition of, or collections with respect to, or insurance proceeds payable with respect to, or claims against other persons with respect to, all or any part of the collateral described in clause (i) above (including any accrued discount realized on liquidation of any investment purchased at a discount), in each case, payable after the Cut-off Date; and

            (iii) all cash and non-cash proceeds of the collateral described in clauses (i) and (ii) above payable after the Cut-off Date;

            (c) the possession by Depositor or its assignee of the Notes and such other goods, letters of credit, advices of credit, instruments, money, documents, chattel paper or certificated securities shall be deemed to be possession by the secured party or possession by a purchaser or a person designated by him or her, for purposes of perfecting the security interest pursuant to the Uniform Commercial Code (including, without limitation, Sections 9-306, 9-313 and 9-314 thereof) as in force in the relevant jurisdiction;

            (d) notifications to persons holding such property, and acknowledgments, receipts, confirmations from persons holding such property, shall be deemed to be notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents of, or persons holding for (as applicable), Depositor or its assignee for the purpose of perfecting such security interest under applicable law; and

            (e) Seller at the direction of Depositor or its assignee, shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans and the proceeds thereof, such security interest would be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. In connection herewith, Depositor and its assignee shall have all of the rights and remedies of a secured party and creditor under the Uniform Commercial Code as in force in the relevant jurisdiction and may prepare and file such UCC Financing Statements as may be necessary or appropriate to accomplish the foregoing.

            Section 22. Recordation of Agreement. To the extent permitted by applicable law, this Agreement is subject to recordation following the Closing Date in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by Seller at Seller's expense at the direction of Depositor accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of Depositor.

                                      * * *

            IN WITNESS WHEREOF, the parties hereto have caused this Mortgage Loan Purchase Agreement to be duly executed and delivered as of the date first above written.

                                       COLUMN FINANCIAL, INC.,
                                       as Seller

                                       By:  /s/  Jeffrey Altabef
                                          --------------------------------------
                                          Name:  Jeffrey Altabef
                                          Title: Vice President

                                       CREDIT SUISSE FIRST BOSTON MORTGAGE
                                        SECURITIES CORP.,
                                       as Depositor

                                       By:   /s/ Jeffrey Altabef
                                          --------------------------------------
                                          Name:  Jeffrey Altabef
                                          Title: Vice President

                                                                      SCHEDULE I

                          SCHEDULE OF TRANSACTION TERMS

            This Schedule of Transaction Terms is appended to and incorporated by reference in the Mortgage Loan Purchase Agreement (the "Agreement"), dated as of November 1, 2004, between Column Financial, Inc. and Credit Suisse First Boston Mortgage Securities Corp. Capitalized terms used herein without definition have the meanings given them in or by reference in the Agreement or, if not defined in the Agreement, in the Pooling and Servicing Agreement.

            "Affiliate" means with respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person.

            "Assignments" shall have the meaning given such term in Section 3 of this Agreement.

            "Borrower" means the borrower under a Mortgage Loan.

            "Breach" shall have the meaning given such term in Section 7 of this Agreement.

            "CBA Mortgage Loan" means any Mortgage Loan that constitutes a "CBA A Loan" under the Pooling and Servicing Agreement.

            "Certificate Purchase Agreement" means the Certificate Purchase Agreement, dated October 27, 2004, between Depositor and the Initial Purchaser.

            "Certificates" means the Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2004-C4.

            "Closing" shall have the meaning given that term in Section 2 of this Agreement.

            "Closing Date" means November 10, 2004.

            "Closing Statement" means the closing statement dated as of the Closing Date and signed by, among others, the parties to this Agreement.

            "Code" means the Internal Revenue Code of 1986, as amended.

            "Crossed Mortgage Loan" means any Mortgage Loan which is cross-defaulted and cross-collateralized with any other Mortgage Loan.

            "Cut-off Date" means, individually and collectively, the applicable Due Dates for the respective Mortgage Loans occurring in November 2004.

            "Defect" shall have the meaning given such term in Section 7 of this Agreement.

            "Depositor" shall have the meaning given such term in the first sentence of this Agreement.

            "Environmental Report" means the environmental audit report with respect to each Mortgaged Property delivered to Seller in connection with the related Mortgage, if any.

            "Exception Report" means the exceptions with respect to the representations and warranties made by Seller as to the Mortgage Loans in
Section 6(a)(xii) and under the written certificate described in Section 4(b)(iii) of this Agreement, which exceptions are set forth in Schedule V attached hereto and made a part hereof.

            "Initial Purchaser" means Credit Suisse First Boston LLC.

            "Initial Resolution Period" shall have the meaning given such term in Section 7 of this Agreement.

            "Loan Agreement" means, with respect to any Mortgage Loan, the loan agreement, if any, between the related Mortgage Loan Originator and the related Borrower, pursuant to which such Mortgage Loan was made.

            "Material Breach" shall have the meaning given such term in Section 7 of this Agreement.

            "Material Defect" shall have the meaning given such term in Section 7 of this Agreement.

            "Mortgage File" means, collectively, the documents and instruments pertaining to a Mortgage Loan required to be included in the related Mortgage File pursuant to Section 3 of this Agreement (subject to the first proviso in Section 1 of this Agreement).

            "Mortgage Group" shall have the meaning given such term in Section 7 of this Agreement.

            "Mortgage Loan" and "Mortgage Loans" shall have the respective meanings given such terms in Recital II of this Agreement.

            "Mortgage Loan Documents" means, collectively, the documents and instruments pertaining to a Mortgage Loan to be included in either the related Mortgage File or the related Servicer File.

            "Mortgage Loan Originator" means any institution which originated a Mortgage Loan for a related Borrower.

            "Mortgage Loan Purchase Price" means the amount described in Section 2 of this Agreement.

            "Mortgage Loan Schedule" shall have the meaning given such term in Recital II of this Agreement.

            "Offering Circular" means the confidential offering circular dated October 27, 2004, describing certain classes of the Private Certificates.

            "Pooling and Servicing Agreement" means the Pooling and Servicing Agreement creating the Trust Fund and the interests therein, dated as of November 1, 2004, among Depositor, the Master Servicers, the Special Servicers and the Trustee, including, without limitation, the exhibits and schedules annexed thereto.

            "Primary Collateral" means with respect to any Crossed Mortgage Loan, that portion of the Mortgaged Property designated as directly securing such Crossed Mortgage Loan and excluding any Mortgaged Property as to which the related lien may only be foreclosed upon by exercise of the cross-collateralization provisions of such Crossed Mortgage Loan.

            "Private Certificates" means the Certificates that are not Publicly Offered Certificates.

            "Prospectus" means the Prospectus dated October 18, 2004, that is a part of Depositor's registration statement on Form S-3 (File No. 333-116258).

            "Prospectus Supplement" means the Prospectus Supplement, dated October 27, 2004, relating to the Publicly Offered Certificates.

            "Publicly Offered Certificates" means the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-1-A, Class A-J, Class B and Class C Certificates.

            "Seller" shall have the meaning given such term in the first sentence of this Agreement.

            "Servicer File" means, collectively, all documents, records and copies pertaining to a Mortgage Loan which are required to be included in the related Servicer File pursuant to Section 3 (subject to the first proviso in Section 1).

            "Trust Fund" shall have the meaning given such term in Recital II of this Agreement.

            "Trustee" shall have the meaning given such term in Section 1 of this Agreement.

            "Underwriters" means Credit Suisse First Boston LLC, KeyBanc Capital Markets, a division of McDonald Investments Inc. and Goldman, Sachs & Co.

            "Underwriting Agreement" means the Underwriting Agreement, dated October 27, 2004, between Depositor and the Underwriters.

                                                                     SCHEDULE II

                             MORTGAGE LOAN SCHEDULE

      #    Crossed       Sub Pool    Property Name
      1                         1    Brunswick Square
      2                         1    1201 New York Avenue
      3                         1    Highland Hospitality Portfolio
     3a                         1    Hyatt Regency Savannah
     3b                         1    Hilton Garden Inn
     3c                         1    Portsmouth Renaissance Hotel
      4                         1    469 Seventh Avenue
      5                         1    Village on the Parkway
      6                         1    The Shops at Legacy
      7                         2    Bertakis MHP Portfolio
     7a                         2    Wellington Estates
     7b                         2    Willow Point MHP
     7c                         2    Robbinwood Annex
     7d                         2    Hidden River North
     7e                         2    Oak Crest MHP
     7f                         2    Hidden River South
     7g                         2    Robbinwood Villa
      8          A              1    Village Square Shopping Center
      9          A              1    Deerpath Court Shopping Center
     10                         1    Wayzata Office
     11                         1    Laurel Mall
     12                         1    Sweetwater Town & Country Shopping Center
     14          B              2    Timberlake Apartments
     15          B              2    Madison Pointe Apartments
     16                         1    City Park Retail
     17                         1    Creekside Plaza
     22                         2    Maple Lane Apartments
     23                         2    Ashford Place Apartments
     25                         2    University Towers Corporation
     26                         1    City Park Office
     28                         1    Von Karman
     30                         1    T-Mobile USA Office Building
     32                         2    Avalon Town Center
     34          C              2    Klotzman Portfolio - NRM
     35          C              2    Klotzman Portfolio - KMP1
     36          C              2    Klotzman Portfolio - Kaymar
     38                         2    Timber Hollow Apartments
     39                         1    Delta Airlines Building
     41                         2    Shadowood Apartment
     44                         1    Marina Gate Shopping Center
     49                         1    Paseo Fashion Plaza
     51                         1    La Quinta Centre
     53                         1    Creswell Plaza
     56                         1    Beacon Center
     57                         2    Spring Branch Estates
     58                         1    Pine Ridge Retail Center
     59                         1    Hoke Landing Shopping Center
     62                         1    Airport Plaza Shopping Center
     65                         2    Minnesota Lake MHC
     66                         2    Sparrow Run Townhomes
     67                         2    The Phoenix Apartments
     71                         1    Village Center Shopping Center
     75                         2    Timber Stone and Stone Tree MHP
     76                         2    New Haven Portfolio
    76a                         2    New Haven - Pendleton
    76b                         2    New Haven - Chamberlain
    76c                         2    New Haven - George
    76d                         2    New Haven - Ellsworth
     78                         1    Richardson Corner Shopping Center
     79                         2    The Village Apartments
     80                         2    2057-2065 Mission Street
     83                         2    Northridge Arms Apartments
     84                         1    Walnut RV Park
     88                         1    Lynchburg Crossing Shopping Center
     89                         1    474 Rodeo Drive Retail
     91                         1    University Medical Plaza
     94                         1    Plaza Oak Professional Building
     95                         1    Wendover Landing
     96                         1    Quail Village Retail
     97                         1    Cherry Blossom Ctr
    101                         2    Temple Gardens
    103                         1    Securlock at Matlock
    106                         1    2020 Professional Center
    109                         1    Halsted Retail
    110                         2    Brighton Manor Apartments
    111                         1    Alma School Road Office Building
    112                         1    Hammerly Retail Center
    116                         1    Mears Warehouse
    118                         1    Lexington Square Self Storage
    119                         1    210 West 29th St
    121                         2    Favalora Apartments
    125                         1    Irving Park Retail
    133                         2    Timberland Apartments
    138                         2    Camelot Apartments
    139                         2    1014-18 North Charles Street
    145                         1    Costa Mesa
    146                         2    St. Andrews Apartments
    151                         1    Bissonnet Plaza
    152                         2    Halcyon Apartments
    153                         1    Prestige Plaza Shopping Center
    157                         2    Country Haven Mobile Home Park

      #    Address
      1    755 State Highway 18
      2    1201-1225 New York Avenue, Northwest
      3
     3a    2 West Bay Street
     3b    1516 Aero Drive
     3c    425 Water Street
      4    469 Seventh Avenue
      5    5100 Belt Line Road
      6    7200 Bishop Road
      7
     7a    16031 Beech Daly Road
     7b    43400 Lenfesty Drive
     7c    26015 Third Street
     7d    975 West Beecher Road
     7e    5325 Croix Road (Co. Road 58)
     7f    3251 South Adrian Highway
     7g    7550 Beech Daly Road
      8    771 West Main Street
      9    700 South Rand Road
     10    294 Grove Lane East
     11    106 Laurel Mall Drive
     12    1502-1920 Sweetwater Road
     14    8226 60th Street Circle East
     15    503 Southwest Parkway
     16    215 Parkway Drive
     17    1100 San Leandro Boulevard
     22    2909 Sugar Maple Lane
     23    5201 Lakeland Boulevard
     25    100 York Street
     26    250 Parkway Drive
     28    16842 Von Karman Avenue
     30    695 Grassmere Park Road
     32    13001 Founders Square Drive
     34    3103-3142 Artaban Place, 3001-3011 Carlisle Avenue, 2730-2748 Longwood Street, 2742-2750 Rosedale Street,
           2908-2962 Garrison Boulevard and 2921-2947 Allendale Road

     35    3915 Liberty Heights Avenue; 3916 & 3921 Maine Avenue; 3401 Oakfield Avenue; 3701 Liberty Heights Avenue;
           5512-5514 Haddon Avenue; 4503-4515 Garrison Boulevard; 3941-3959 Penhurst Avenue; 4700-4702 Greenspring Avenue; 2801-2811
           Virginia Avenue
     36    3842-3912 Oakford Avenue and 5009 Norwood Avenue
     38    8000 Cook Road
     39    2901 Southwest 145th Avenue
     41    14500 Marsh Lane
     44    1010 East NASA Road 1
     49    73-130 El Paseo
     51    79-405 Highway 111
     53    1723 Creswell Lane
     56    8816 Six Forks Road
     57    7901 Amelia Road
     58    1501 Pine Lake Road
     59    4530 Fayetteville Road
     62    13995 Wards Road
     65    1219 Minnesota Road
     66    406, 418, 424, 448, and 478 Kemper Drive; 140, 148, 150, 184, 186, 201, 204, 208, 221, 227, and 231 Flamingo Drive; 19,
           21, 26, 28, 30, 32, 34, 35, 36, 37, 40, 42, 43, 45, 46, 47, 52, 54, 60, 62, 66, and 72 Egret Court; 115, 117, 118, 119,
           120, 121, 126, 128, 138, and 140 East Plover Drive; 8, 9, 10, 11, 12, 14, 18, 25, 26, 30, 33, 35, 36, 40, 203, 205, and
           217 West Plover Circle; 5, 22, 24, and 28 Gull Turn; 8, 29, 34, 35, 36, 42, and 44 Heron Court; 5, 12, 14, and 47 Raven
           Turn; and 9, 14, 16, 21, 23, 25, and 45 Teal Circle.
     67    3633 North Sixth Avenue
     71    1141 Pacific Highway North
     75    1821 Maryland Drive & 2025 Carl Road
     76
    76a    115-123 Pendleton Street
    76b    64-80 Chamberlain Street
    76c    608-612 George Street
    76d    349-351 Ellsworth Avenue
     78    1401 East Spring Valley Road
     79    1565 Kings Drive
     80    2057-2065 Mission Street
     83    1811 North Street, 126 Rusk Street and 2116 Banita Street
     84    19130 Nordhoff Street
     88    5899 to 5943 Highway 11 South
     89    474 Rodeo Drive Retail
     91    9625 Kroger Park Drive
     94    400 Evelyn Avenue
     95    3815 Tinsley Drive
     96    4600 South 900 East
     97    104 Lawson Drive
    101    620 West Elm Avenue, 611 West French Avenue and 611 North 5th Street
    103    4840 Matlock Road
    106    2020 Northeast 163rd Street
    109    7902-7952 South Halsted Street
    110    2045 Bert Kouns Industrial Loop
    111    312 North Alma School Road
    112    8520 Hammerly Boulevard
    116    1901 Mears Parkway
    118    24011 and 25222 Aldine Westfield
    119    210 West 29th Street
    121    1205-1225 Mehle Street and 1204-1224 Tenebrach Street
    125    3620 West Irving Park Road
    133    2310 West 7th Street
    138    5241 Alamo Drive
    139    1014, 1016 and 1018 North Charles Street
    145    690 West 19th Street
    146    6340, 6341, 6395, 6431 St. Andrews Drive
    151    5000-5010 Bissonnet Street
    152    2237 9th Street Southeast
    153    2000 Northwest Highway 7
    157    429 Rathburn Road

      #    City                 County                  State
      1    East Brunswick       Middlesex               NJ
      2    Washington           District of Columbia    DC
      3
     3a    Savannah             Chatham                 GA
     3b    Linthicum            Anne Arundel            MD
     3c    Portsmouth           Portsmouth City         VA
      4    New York             New York                NY
      5    Addison              Dallas                  TX
      6    Plano                Collin                  TX
      7
     7a    Taylor               Wayne                   MI
     7b    Harrison Township    Macomb                  MI
     7c    Taylor               Wayne                   MI
     7d    Adrian               Lenawee                 MI
     7e    Manvel               Brazoria                TX
     7f    Adrian               Lenawee                 MI
     7g    Taylor               Wayne                   MI
      8    Lake Zurich          Lake                    IL
      9    Lake Zurich          Lake                    IL
     10    Wayzata              Hennepin                MN
     11    Hazleton             Luzerne                 PA
     12    National City        San Diego               CA
     14    Sarasota             Manatee                 FL
     15    College Station      Brazos                  TX
     16    Lincolnshire         Lake                    IL
     17    San Leandro          Alameda                 CA
     22    South Bend           St. Joseph              IN
     23    Flowood              Rankin                  MS
     25    New Haven            New Haven               CT
     26    Lincolnshire         Lake                    IL
     28    Irvine               Orange                  CA
     30    Nashville            Davidson                TN
     32    Orlando              Orange                  FL
     34    Baltimore            Baltimore City          MD
     35    Baltimore            Baltimore City          MD
     36    Baltimore            Baltimore City          MD
     38    Houston              Harris                  TX
     39    Miramar              Broward                 FL
     41    Addison              Dallas                  TX
     44    Webster              Harris                  TX
     49    Palm Desert          Riverside               CA
     51    La Quinta            Riverside               CA
     53    Opelousas            Saint Landry            LA
     56    Raleigh              Wake                    NC
     57    Houston              Harris                  TX
     58    Lincoln              Lancaster               NE
     59    Raeford              Hoke                    NC
     62    Lynchburg            Campbell                VA
     65    Port Huron           Saint Clair             MI
     66    Newark               New Castle              DE
     67    Phoenix              Maricopa                AZ
     71    Cottage Grove        Lane                    OR
     75    Irving               Dallas                  TX
     76
    76a    New Haven            New Haven               CT
    76b    New Haven            New Haven               CT
    76c    New Haven            New Haven               CT
    76d    New Haven            New Haven               CT
     78    Richardson           Dallas                  TX
     79    Bartlesville         Washington              OK
     80    San Francisco        San Francisco           CA
     83    Nacogdoches          Nacogdoches             TX
     84    Northridge           Los Angeles             CA
     88    Pink Hill            Lenoir                  NC
     89    Beverly Hills        Los Angeles             CA
     91    Knoxville            Knox                    TN
     94    Albany               Alameda                 CA
     95    High Point           Guilford                NC
     96    Salt Lake City       Salt Lake               UT
     97    Georgetown           Scott                   KY
    101    Temple               Bell                    TX
    103    Arlington            Tarrant                 TX
    106    North Miami Beach    Miami-Dade              FL
    109    Chicago              Cook                    IL
    110    Shreveport           Caddo                   LA
    111    Chandler             Maricopa                AZ
    112    Houston              Harris                  TX
    116    Margate              Broward                 FL
    118    Spring               Harris                  TX
    119    New York             New York                NY
    121    Arabi                Saint Bernard           LA
    125    Chicago              Cook                    IL
    133    Hattiesburg          Forrest                 MS
    138    Abilene              Taylor                  TX
    139    Baltimore            Baltimore City          MD
    145    Costa Mesa           Orange                  CA
    146    Canfield             Mahoning                OH
    151    Bellaire             Harris                  TX
    152    Winter Haven         Polk                    FL
    153    Blue Springs         Jackson                 MO
    157    Fulton               Oswego                  NY

           Zip                                                              Property
      #    Code                                                             Type
      1                                                            08816    Retail
      2                                                            20005    Office
      3
     3a                                                            31401    Hotel
     3b                                                            21090    Hotel
     3c                                                            23704    Hotel
      4                                                            10018    Office
      5                                                            75254    Retail
      6                                                            75024    Retail
      7
     7a                                                            48180    Multifamily
     7b                                                            48045    Multifamily
     7c                                                            48180    Multifamily
     7d                                                            49221    Multifamily
     7e                                                            77578    Multifamily
     7f                                                            49221    Multifamily
     7g                                                            48180    Multifamily
      8                                                            60047    Retail
      9                                                            60047    Retail
     10                                                            55391    Office
     11                                                            18201    Retail
     12                                                            91950    Retail
     14                                                            34243    Multifamily
     15                                                            77840    Multifamily
     16                                                            60069    Retail
     17                                                            94577    Office
     22                                                            46628    Multifamily
     23                                                            39232    Multifamily
     25                                                            06511    Multifamily
     26                                                            60069    Office
     28                                                            92606    Office
     30                                                            37211    Office
     32                                                            32828    Mixed Use
     34                                                            21216    Multifamily
     35    21207; 21207; 21207; 21215; 21207; 21215; 21215; 21209; 21215    Multifamily
     36    21215 & 21207                                                    Multifamily
     38                                                            77072    Multifamily
     39                                                            33027    Office
     41                                                            75001    Multifamily
     44                                                            77058    Retail
     49                                                            92260    Retail
     51                                                            92253    Retail
     53                                                            70570    Retail
     56                                                            27615    Office
     57                                                            77055    Multifamily
     58                                                            68512    Retail
     59                                                            28376    Retail
     62                                                            24501    Retail
     65                                                            48060    Multifamily
     66                                                            19702    Multifamily
     67                                                            85013    Multifamily
     71                                                            97424    Retail
     75                                                            75061    Multifamily
     76
    76a                                                            06511    Multifamily
    76b                                                            06512    Multifamily
    76c                                                            06511    Multifamily
    76d                                                            06511    Multifamily
     78                                                            75081    Retail
     79                                                            74006    Multifamily
     80                                                            94110    Mixed Use
     83                                                            75961    Multifamily
     84                                                            91324    Multifamily
     88                                                            28572    Retail
     89                                                            90210    Retail
     91                                                            37922    Office
     94                                                            94706    Office
     95                                                            27265    Retail
     96                                                            84117    Retail
     97                                                            40324    Retail
    101                                                            76501    Multifamily
    103                                                            76018    Self Storage
    106                                                            33162    Office
    109                                                            60620    Retail
    110                                                            71118    Multifamily
    111                                                            85224    Office
    112                                                            77055    Retail
    116                                                            33063    Industrial
    118                                                            77373    Self Storage
    119                                                            10001    Office
    121                                                            70032    Multifamily
    125                                                            60618    Retail
    133                                                            39401    Multifamily
    138                                                            79605    Multifamily
    139                                                            21201    Mixed Use
    145                                                            92627    Retail
    146                                                            44406    Multifamily
    151                                                            77401    Retail
    152                                                            33880    Multifamily
    153                                                            64014    Retail
    157                                                            13069    Multifamily

                                                                           Units/
                                                                         Sq. Ft./
           Property                     Mortgage                           Rooms/
      #    Sub-type                     Loan Seller                          Pads
      1    Anchored                     Column Financial, Inc.            301,607
      2    CBD                          Column Financial, Inc.            419,037
      3                                 Column Financial, Inc.
     3a    Full Service                                                       347
     3b    Full Service                                                       158
     3c    Full Service                                                       249
      4    CBD                          Column Financial, Inc.            240,388
      5    Anchored                     Column Financial, Inc.            381,166
      6    Anchored                     Column Financial, Inc.            266,048
      7                                 Column Financial, Inc.
     7a    Manufactured Housing                                               411
     7b    Manufactured Housing                                               298
     7c    Manufactured Housing                                               269
     7d    Manufactured Housing                                               211
     7e    Manufactured Housing                                               218
     7f    Manufactured Housing                                               202
     7g    Manufactured Housing                                               114
      8    Anchored                     Column Financial, Inc.            209,969
      9    Anchored                     Column Financial, Inc.            153,052
     10    Suburban                     Column Financial, Inc.             65,626
     11    Anchored                     Column Financial, Inc.            558,802
     12    Anchored                     Column Financial, Inc.            164,802
     14    Conventional                 Column Financial, Inc.                261
     15    Conventional                 Column Financial, Inc.                250
     16    Unanchored                   Column Financial, Inc.             74,625
     17    Suburban                     Column Financial, Inc.             96,978
     22    Conventional                 Column Financial, Inc.                396
     23    Conventional                 Column Financial, Inc.                192
     25    Cooperative                  Column Financial, Inc.                238
     26    Suburban                     Column Financial, Inc.             70,856
     28    Suburban                     Column Financial, Inc.            100,462
     30    Suburban                     Column Financial, Inc.             69,287
     32    Multifamily/Retail/Office    Column Financial, Inc.                 51
     34    Conventional                 Column Financial, Inc.                190
     35    Conventional                 Column Financial, Inc.                176
     36    Conventional                 Column Financial, Inc.                 36
     38    Conventional                 Column Financial, Inc.                282
     39    Suburban                     Column Financial, Inc.             49,650
     41    Conventional                 Column Financial, Inc.                184
     44    Unanchored                   Column Financial, Inc.             81,256
     49    Unanchored                   Column Financial, Inc.             21,416
     51    Anchored                     Column Financial, Inc.             19,840
     53    Anchored                     Column Financial, Inc.             42,540
     56    Suburban                     Column Financial, Inc.             32,692
     57    Conventional                 Column Financial, Inc.                139
     58    Unanchored                   Column Financial, Inc.             44,533
     59    Anchored                     Column Financial, Inc.             52,257
     62    Anchored                     Column Financial, Inc.             49,447
     65    Manufactured Housing         Column Financial, Inc.                161
     66    Conventional                 Column Financial, Inc.                 87
     67    Conventional                 Column Financial, Inc.                100
     71    Anchored                     Column Financial, Inc.             98,477
     75    Manufactured Housing         Column Financial, Inc.                179
     76                                 Column Financial, Inc.
    76a    Conventional                                                        30
    76b    Conventional                                                        22
    76c    Conventional                                                        12
    76d    Conventional                                                         8
     78    Anchored                     Column Financial, Inc.             27,640
     79    Conventional                 Column Financial, Inc.                240
     80    Multifamily/Retail           Column Financial, Inc.                 35
     83    Conventional                 Column Financial, Inc.                116
     84    Manufactured Housing         Column Financial, Inc.                114
     88    Anchored                     Column Financial, Inc.             43,226
     89    Unanchored                   Column Financial, Inc.              5,471
     91    Suburban                     Column Financial, Inc.             22,310
     94    Suburban                     Column Financial, Inc.             17,969
     95    Unanchored                   Column Financial, Inc.             25,175
     96    Anchored                     Column Financial, Inc.             15,833
     97    Unanchored                   Column Financial, Inc.             14,692
    101    Conventional                 Column Financial, Inc.                153
    103    N/A                          Column Financial, Inc.             56,950
    106    Suburban                     Column Financial, Inc.             24,451
    109    Unanchored                   Column Financial, Inc.             18,330
    110    Conventional                 Column Financial, Inc.                121
    111    Suburban                     Column Financial, Inc.             24,743
    112    Unanchored                   Column Financial, Inc.             17,200
    116    N/A                          Column Financial, Inc.             46,201
    118    N/A                          Column Financial, Inc.             65,640
    119    CBD                          Column Financial, Inc.             20,700
    121    Conventional                 Column Financial, Inc.                 60
    125    Unanchored                   Column Financial, Inc.              6,925
    133    Conventional                 Column Financial, Inc.                 48
    138    Conventional                 Column Financial, Inc.                 84
    139    Multifamily/Retail           Column Financial, Inc.                 16
    145    Unanchored                   Column Financial, Inc.              5,013
    146    Conventional                 Column Financial, Inc.                 32
    151    Unanchored                   Column Financial, Inc.              5,000
    152    Conventional                 Column Financial, Inc.                 21
    153    Unanchored                   Column Financial, Inc.              6,000
    157    Manufactured Housing         Column Financial, Inc.                 91

                                                     Percentage of
                 Original                Cut-off           Initial           Maturity                   Fee/
      #           Balance            Balance (1)      Pool Balance            Balance              Leasehold
                                                                                              --------------
      1       $86,000,000            $86,000,000              7.56%       $75,606,764                    Fee
      2       $80,000,000            $80,000,000              7.03%       $80,000,000                    Fee
      3       $67,000,000            $67,000,000              5.89%       $59,555,793
     3a       $40,000,000            $40,000,000                          $35,555,697                    Fee
     3b       $16,500,000            $16,500,000                          $14,666,725                    Fee
     3c       $10,500,000            $10,500,000                           $9,333,370              Leasehold
      4       $51,000,000            $51,000,000              4.48%       $46,588,415                    Fee
      5       $47,000,000            $47,000,000              4.13%       $44,543,490                    Fee
      6       $44,500,000            $44,500,000              3.91%       $38,586,620                    Fee
      7       $36,500,000            $36,500,000              3.21%       $36,500,000
     7a       $11,200,000            $11,200,000                          $11,200,000                    Fee
     7b        $6,500,000             $6,500,000                           $6,500,000                    Fee
     7c        $5,700,000             $5,700,000                           $5,700,000                    Fee
     7d        $4,700,000             $4,700,000                           $4,700,000                    Fee
     7e        $3,100,000             $3,100,000                           $3,100,000                    Fee
     7f        $2,700,000             $2,700,000                           $2,700,000                    Fee
     7g        $2,600,000             $2,600,000                           $2,600,000                    Fee
      8       $19,500,000            $19,500,000              1.71%       $17,155,754                    Fee
      9       $12,500,000            $12,500,000              1.10%       $10,997,279                    Fee
     10       $24,500,000            $24,500,000              2.15%       $22,142,596                    Fee
     11       $23,000,000            $22,765,174              2.00%       $19,508,650                    Fee
     12       $22,500,000            $22,500,000              1.98%       $19,563,949                    Fee
     14       $11,555,000            $11,555,000              1.02%       $10,822,619                    Fee
     15        $7,600,000             $7,600,000              0.67%        $7,118,296                    Fee
     16       $18,000,000            $18,000,000              1.58%       $16,838,735                    Fee
     17       $18,000,000            $17,632,453              1.55%       $13,836,194                    Fee
     22       $14,000,000            $13,960,155              1.23%       $11,772,832                    Fee
     23       $13,960,000            $13,920,904              1.22%       $11,764,033                    Fee
     25       $11,700,000            $11,648,985              1.02%        $9,968,033                    Fee
     26       $11,000,000            $11,000,000              0.97%        $9,943,976                    Fee
     28       $10,750,000            $10,667,991              0.94%        $9,943,803                    Fee
     30        $9,050,000             $8,927,300              0.78%           $85,604                    Fee
     32        $8,700,000             $8,669,477              0.76%        $7,378,212                    Fee
     34        $3,600,000             $3,578,741              0.31%        $2,858,655                    Fee
     35        $3,300,000             $3,280,513              0.29%        $2,620,435                    Fee
     36          $750,000               $745,571              0.07%          $595,554                    Fee
     38        $7,500,000             $7,458,259              0.66%        $6,332,414                    Fee
     39        $7,200,000             $7,200,000              0.63%        $7,200,000                    Fee
     41        $6,800,000             $6,766,552              0.59%        $6,328,949                    Fee
     44        $6,500,000             $6,478,174              0.57%        $5,541,492                    Fee
     49        $5,500,000             $5,500,000              0.48%        $5,500,000                    Fee
     51        $5,250,000             $5,225,973              0.46%        $4,445,430                    Fee
     53        $5,000,000             $5,000,000              0.44%        $4,515,300                    Fee
     56        $4,900,000             $4,900,000              0.43%        $4,428,501                    Fee
     57        $4,880,000             $4,844,687              0.43%        $4,386,817                    Fee
     58        $4,600,000             $4,576,661              0.40%        $3,841,109                    Fee
     59        $4,570,000             $4,553,380              0.40%        $3,858,459                    Fee
     62        $4,144,000             $4,144,000              0.36%        $3,604,172                    Fee
     65        $4,100,000             $4,078,067              0.36%        $3,479,223                    Fee
     66        $3,940,000             $3,919,169              0.34%        $3,348,355                    Fee
     67        $3,850,000             $3,839,465              0.34%        $3,254,102                    Fee
     71        $3,500,000             $3,490,798              0.31%        $2,973,150                    Fee
     75        $3,140,000             $3,128,389              0.27%        $2,645,540                    Fee
     76        $3,100,000             $3,086,751              0.27%        $2,787,566
    76a        $1,181,647             $1,176,597                           $1,062,554                    Fee
    76b          $948,235               $944,182                             $852,667                    Fee
    76c          $561,647               $559,247                             $505,041                    Fee
    76d          $408,471               $406,725                             $367,304                    Fee
     78        $3,000,000             $2,986,705              0.26%        $2,550,714                    Fee
     79        $3,050,000             $2,981,009              0.26%           $29,105                    Fee
     80        $2,900,000             $2,883,447              0.25%        $2,440,439                    Fee
     83        $2,800,000             $2,789,889              0.25%        $2,615,098                    Fee
     84        $2,800,000             $2,786,622              0.24%        $2,357,472                    Fee
     88        $2,600,000             $2,591,609              0.23%        $2,226,786                    Fee
     89        $2,600,000             $2,589,995              0.23%        $2,179,278                    Fee
     91        $2,550,000             $2,539,491              0.22%        $2,187,474                    Fee
     94        $2,500,000             $2,481,597              0.22%        $1,904,794                    Fee
     95        $2,450,000             $2,442,425              0.21%        $2,112,435                    Fee
     96        $2,450,000             $2,439,117              0.21%        $2,082,475                    Fee
     97        $2,362,000             $2,354,491              0.21%        $2,026,393                    Fee
    101        $2,200,000             $2,192,056              0.19%        $2,054,720                    Fee
    103        $2,100,000             $2,100,000              0.18%        $1,641,382                    Fee
    106        $2,000,000             $1,992,408              0.18%        $1,731,912                    Fee
    109        $1,950,000             $1,944,501              0.17%        $1,641,772                    Fee
    110        $1,950,000             $1,942,992              0.17%        $1,648,847                    Fee
    111        $1,900,000             $1,890,788              0.17%        $1,495,410                    Fee
    112        $1,900,000             $1,884,812              0.17%        $1,719,805                    Fee
    116        $1,750,000             $1,738,823              0.15%        $1,370,471                    Fee
    118        $1,700,000             $1,678,892              0.15%        $1,345,379                    Fee
    119        $1,675,000             $1,671,157              0.15%        $1,450,852                    Fee
    121        $1,650,000             $1,645,639              0.14%        $1,285,131                    Fee
    125        $1,500,000             $1,495,147              0.13%        $1,284,320                    Fee
    133        $1,275,000             $1,269,968              0.11%        $1,099,255                    Fee
    138        $1,200,000             $1,195,688              0.11%        $1,014,675                    Fee
    139        $1,200,000             $1,192,361              0.10%          $780,273                    Fee
    145        $1,050,000             $1,047,567              0.09%          $905,242                    Fee
    146        $1,000,000               $997,487              0.09%          $854,157                    Fee
    151          $810,000               $806,885              0.07%          $632,224                    Fee
    152          $800,000               $798,071              0.07%          $686,633                    Fee
    153          $775,000               $770,095              0.07%          $658,181                    Fee
    157          $696,000               $690,673              0.06%          $632,274                    Fee


                                              Occupancy          Date of                             Cut-off
                   Year            Year         Rate at        Occupancy           Appraised        Date LTV
      #           Built       Renovated             U/W             Rate           Value (2)    Ratio (1) (3)
      1            1973            2000              92%        6/7/2004        $110,000,000            78.2%
      2            1987            2003              89%        7/1/2004        $141,800,000            56.4%
      3                                                                          $90,800,000            73.8%
     3a            1981            2002             N/A              N/A         $51,500,000
     3b            1999             N/A             N/A              N/A         $22,500,000
     3c            2001             N/A             N/A              N/A         $16,800,000
      4            1921            1989              92%        7/1/2004         $71,900,000            70.9%
      5            1981            2002              94%        6/1/2004         $62,000,000            75.8%
      6            2002             N/A              86%        6/4/2004         $70,100,000            63.5%
      7                                                                          $57,900,000            63.0%
     7a            1988             N/A              96%       7/29/2004         $17,000,000
     7b            1960            1964              90%       7/29/2004          $9,830,000
     7c            1958             N/A              92%       7/29/2004          $8,550,000
     7d            1993            1996              95%       7/31/2004          $7,300,000
     7e            2000             N/A              78%       7/29/2004          $5,440,000
     7f            2001             N/A              77%       7/30/2004          $5,920,000
     7g            1964             N/A             100%       7/29/2004          $3,860,000
      8            1974            1989             100%       6/30/2004         $26,650,000            73.3%
      9            1990            1995              96%        7/1/2004         $17,000,000            73.3%
     10            1940            2002              89%        8/1/2004         $32,900,000            74.5%
     11            1972            1994              95%       4/30/2004         $35,400,000            64.3%
     12            1976            1999             100%        9/1/2004         $28,150,000            79.9%
     14            1987            1997              92%        6/1/2004         $15,600,000            76.3%
     15            1980            1999              92%       4/23/2004          $9,500,000            76.3%
     16            2002             N/A              92%        7/1/2004         $24,700,000            72.9%
     17            2002             N/A             100%       3/31/2004         $24,800,000            71.1%
     22            1979            2003              89%       6/10/2004         $18,100,000            77.1%
     23            2002             N/A              95%       6/30/2004         $17,450,000            79.8%
     25            1961            1981             100%       1/15/2004         $20,000,000            58.2%
     26            2001             N/A              94%        7/1/2004         $14,000,000            78.6%
     28            1980            2001              85%       8/20/2004         $15,000,000            71.1%
     30            2002             N/A             100%       6/18/2001         $13,100,000            68.1%
     32            1999            2003              94%        6/1/2004         $11,500,000            75.4%
     34            1958            1969              94%       4/25/2004          $5,450,000            63.6%
     35            1960            1970              98%       4/25/2004          $5,300,000            63.6%
     36            1966             N/A              97%       4/25/2004          $1,215,000            63.6%
     38            1983             N/A              90%       5/20/2004         $10,725,000            69.5%
     39            2003             N/A             100%       4/16/2004         $11,100,000            64.9%
     41            1976            2003              90%       6/20/2004          $8,500,000            79.6%
     44            1984            2004              87%        7/1/2004          $9,340,000            69.4%
     49            1990             N/A             100%        7/1/2004          $9,400,000            58.5%
     51            2003             N/A             100%       6/30/2004          $7,600,000            68.8%
     53            2003             N/A             100%       9/19/2004          $6,250,000            80.0%
     56            2001             N/A             100%       6/30/2004          $6,170,000            79.4%
     57            1969            1998              94%       8/18/2004          $6,100,000            79.4%
     58            2002             N/A             100%        8/1/2004          $6,240,000            73.3%
     59            2004             N/A              93%       7/30/2004          $5,850,000            77.8%
     62            2004             N/A             100%        7/1/2004          $5,250,000            78.9%
     65            1999             N/A              84%        5/3/2004          $6,080,000            67.1%
     66            1974            2004              94%       4/30/2004          $5,150,000            76.1%
     67            1962            2003              96%        5/8/2004          $4,900,000            78.4%
     71            1962            2003              96%        6/1/2004          $5,600,000            62.3%
     75            1950            2002              98%       4/30/2004          $3,925,000            79.7%
     76                                                                           $4,250,000            72.6%
    76a            1926            1999              97%        6/7/2004          $1,620,000
    76b            1961            1999             100%        6/3/2004          $1,300,000
    76c            1906            2000              83%        6/3/2004            $770,000
    76d            1920            2001             100%        6/3/2004            $560,000
     78            1979            1997             100%       5/31/2004          $3,850,000            77.6%
     79            1982            2003              96%       6/30/2004          $5,750,000            51.8%
     80            1914            1984              75%        7/8/2004          $4,150,000            69.5%
     83            1958            1982              96%       8/27/2004          $3,500,000            79.7%
     84            1994             N/A              93%        6/1/2004          $5,400,000            51.6%
     88            2003             N/A              97%       7/31/2004          $3,350,000            77.4%
     89            1922            1986             100%       8/13/2004          $4,700,000            55.1%
     91            1997             N/A             100%        7/1/2004          $3,450,000            73.6%
     94            1964            2003             100%        9/1/2004          $3,250,000            76.4%
     95            1998             N/A              89%        7/1/2004          $3,250,000            75.2%
     96            1985             N/A             100%       7/15/2004          $3,520,000            69.3%
     97            2004             N/A             100%       8/30/2004          $3,270,000            72.0%
    101            1970             N/A              92%       7/31/2004          $2,800,000            78.3%
    103            2000             N/A              82%       6/30/2004          $3,620,000            58.0%
    106            1968            2000              91%        9/1/2004          $2,950,000            67.5%
    109            2002             N/A             100%        6/1/2004          $2,600,000            74.8%
    110            1967            2003              96%       6/30/2004          $2,600,000            74.7%
    111            1968            1975              93%       6/30/2004          $2,750,000            68.8%
    112            2000             N/A             100%        8/1/2004          $2,550,000            73.9%
    116            1972            2002             100%       5/31/2004          $2,500,000            69.6%
    118            1983            2002              89%       8/24/2004          $2,300,000            73.0%
    119            1924            1987              89%        6/1/2004          $3,400,000            49.2%
    121            1976            1999             100%       5/31/2004          $2,100,000            78.4%
    125            1973            2003             100%       5/31/2004          $2,100,000            71.2%
    133            1999            2003              98%       8/17/2004          $1,600,000            79.4%
    138            1967            2001              98%       6/30/2004          $1,850,000            64.6%
    139            1859            1981             100%       4/28/2004          $2,030,000            58.7%
    145            1980            2002             100%       6/30/2004          $1,575,000            66.5%
    146            1986            2001              97%        6/1/2004          $1,250,000            79.8%
    151            1951            1998             100%        7/1/2004          $1,080,000            74.7%
    152            1971            1999             100%        5/1/2004          $1,325,000            60.2%
    153            2003             N/A             100%       6/30/2004          $1,050,000            73.3%
    157            1994             N/A              78%        7/1/2004          $1,100,000            62.8%

                           Maturity/
                                 ARD
                            Date LTV           Most Recent     Most Recent             U/W             U/W             U/W
      #            Ratio (2) (3) (4)                   NOI             NCF             NOI         NCF (5)        DSCR (6)
      1                         68.7%           $7,432,356      $7,432,356      $7,997,184      $7,673,777           1.29x
      2                         56.4%           $8,949,692      $8,886,836      $9,308,667      $9,245,811           2.08x
      3                         65.6%           $9,905,025      $9,073,868      $9,629,997      $8,124,832           1.50x
     3a
     3b
     3c
      4                         64.8%           $4,290,491      $3,958,342      $4,844,444      $4,512,295           1.30x
      5                         71.8%           $4,323,091      $4,036,901      $4,617,053      $4,330,863           1.31x
      6                         55.0%                  N/A             N/A      $4,187,256      $4,011,273           1.26x
      7                         63.0%           $4,193,859      $4,107,709      $4,381,073      $4,294,923           2.35x
     7a
     7b
     7c
     7d
     7e
     7f
     7g
      8                         64.5%           $2,254,630      $2,109,272      $2,134,501      $1,989,143           1.43x
      9                         64.5%           $1,366,176      $1,258,888      $1,300,184      $1,192,896           1.43x
     10                         67.3%                  N/A             N/A      $2,630,855      $2,531,055           1.34x
     11                         55.1%           $3,352,543      $2,948,961      $3,228,862      $2,825,280           1.71x
     12                         69.5%           $1,848,311      $1,817,676      $2,005,997      $1,975,362           1.21x
     14                         71.5%           $1,171,317      $1,106,067      $1,195,626      $1,130,376           1.34x
     15                         71.5%             $799,083        $724,083        $811,062        $736,062           1.34x
     16                         68.2%           $1,554,314      $1,482,142      $1,861,290      $1,789,118           1.38x
     17                         55.8%           $1,860,928      $1,696,884      $1,992,444      $1,828,400           1.34x
     22                         65.0%           $1,362,760      $1,253,860      $1,339,306      $1,230,406           1.26x
     23                         67.4%           $1,237,682      $1,199,282      $1,320,343      $1,281,943           1.31x
     25                         49.8%                  N/A             N/A      $1,626,149      $1,566,649           1.83x
     26                         71.0%                  N/A             N/A      $1,198,071      $1,088,038           1.37x
     28                         66.3%           $1,214,205      $1,076,891      $1,277,024      $1,139,710           1.61x
     30                          0.7%           $1,176,671      $1,166,278      $1,331,340      $1,320,947           1.29x
     32                         64.2%                  N/A             N/A        $862,452        $816,049           1.30x
     34                         50.8%             $474,137        $426,637        $454,274        $406,774           1.34x
     35                         50.8%             $471,606        $427,606        $397,614        $353,614           1.34x
     36                         50.8%              $99,271         $90,271        $100,746         $91,746           1.34x
     38                         59.0%             $722,847        $652,347        $751,096        $680,596           1.28x
     39                         64.9%                  N/A             N/A        $827,033        $819,585           2.06x
     41                         74.5%             $556,773        $510,773        $634,453        $588,453           1.25x
     44                         59.3%             $698,653        $621,553        $789,993        $712,893           1.50x
     49                         58.5%             $637,338        $609,019        $606,574        $578,255           1.83x
     51                         58.5%             $652,646        $628,661        $532,363        $508,378           1.35x
     53                         72.2%                  N/A             N/A        $502,820        $466,708           1.30x
     56                         71.8%             $479,147        $442,183        $562,003        $525,039           1.49x
     57                         71.9%             $599,518        $565,018        $576,188        $541,688           1.49x
     58                         61.6%                  N/A             N/A        $543,334        $506,585           1.62x
     59                         66.0%                  N/A             N/A        $466,498        $446,424           1.38x
     62                         68.7%                  N/A             N/A        $478,121        $461,486           1.53x
     65                         57.2%             $406,696        $398,646        $386,828        $378,778           1.28x
     66                         65.0%             $528,985        $507,235        $512,748        $490,998           1.72x
     67                         66.4%             $387,908        $362,908        $384,459        $359,459           1.31x
     71                         53.1%             $450,177        $390,849        $470,645        $411,317           1.62x
     75                         67.4%             $435,319        $426,369        $373,852        $364,902           1.65x
     76                         65.6%             $466,011        $448,011        $352,785        $334,785           1.44x
    76a
    76b
    76c
    76d
     78                         66.3%             $361,843        $335,286        $327,301        $300,744           1.38x
     79                          0.5%             $563,892        $503,892        $532,089        $472,089           1.66x
     80                         58.8%             $305,589        $292,102        $288,001        $274,514           1.35x
     83                         74.7%             $316,530        $287,182        $317,961        $288,613           1.45x
     84                         43.7%             $416,144        $410,444        $422,073        $416,373           2.12x
     88                         66.5%             $228,862        $216,613        $297,354        $285,105           1.47x
     89                         46.4%             $307,695        $290,020        $289,059        $271,384           1.51x
     91                         63.4%             $319,894        $289,065        $296,999        $266,170           1.39x
     94                         58.6%                  N/A             N/A        $275,152        $244,928           1.33x
     95                         65.0%             $230,818        $209,168        $268,726        $247,076           1.33x
     96                         59.2%             $234,988        $216,780        $262,913        $244,705           1.38x
     97                         62.0%             $270,608        $253,693        $249,176        $232,261           1.31x
    101                         73.4%             $259,944        $221,694        $258,202        $219,952           1.41x
    103                         45.3%             $214,046        $205,357        $251,966        $243,277           1.64x
    106                         58.7%             $213,554        $187,218        $221,228        $194,892           1.25x
    109                         63.1%             $193,601        $179,795        $238,749        $224,943           1.65x
    110                         63.4%             $209,689        $178,592        $244,421        $213,324           1.54x
    111                         54.4%             $260,100        $217,186        $254,556        $211,642           1.38x
    112                         67.4%             $257,616        $237,813        $215,494        $195,691           1.32x
    116                         54.8%             $214,041        $193,251        $217,168        $196,378           1.41x
    118                         58.5%             $206,320        $196,849        $261,794        $252,323           1.81x
    119                         42.7%             $162,387        $135,422        $202,460        $175,495           1.36x
    121                         61.2%             $248,321        $233,321        $176,532        $176,532           1.36x
    125                         61.2%             $147,991        $137,203        $170,406        $159,618           1.43x
    133                         68.7%             $169,091        $154,691        $136,758        $122,358           1.25x
    138                         54.8%             $157,982        $136,982        $156,853        $135,853           1.59x
    139                         38.4%             $176,893        $162,214        $150,040        $135,361           1.33x
    145                         57.5%             $109,070        $103,497        $108,848        $103,275           1.29x
    146                         68.3%             $134,444        $126,444        $111,968        $103,968           1.41x
    151                         58.5%             $105,908         $99,908         $91,681         $85,681           1.34x
    152                         51.8%             $123,851        $118,601        $103,135         $97,885           1.63x
    153                         62.7%              $87,026         $81,104         $97,413         $91,491           1.63x
    157                         57.5%              $83,365         $78,815         $75,972         $71,422           1.29x
                        Contractual                                        U/W
          Engineering     Recurring        LC & TI   Contractual     Recurring                           Tax &          Initial
           Reserve at   Replacement     Reserve at     Recurring   Replacement               U/W     Insurance     Interest Only
      #   Origination  Reserve/FF&E    Origination         LC&TI  Reserve/FF&E           TI & LC       Escrows             Term
      1            $0            $0             $0            $0       $45,241          $278,166          None               24
      2        $1,050            $0    $16,478,475    $1,239,009       $62,856                $0          Both               60
      3       $25,000             4%            $0            $0             4%               $0          Both               12
     3a
     3b
     3c
      4            $0       $48,000             $0      $250,000       $48,078          $284,071          Both               24
      5       $11,875       $39,996             $0      $288,000       $57,175          $229,015          Both               36
      6            $0       $26,604             $0            $0       $39,907          $136,076          Both               12
      7       $25,133            $0             $0            $0       $86,150                $0          None               60
     7a
     7b
     7c
     7d
     7e
     7f
     7g
      8            $0            $0             $0            $0       $31,495          $113,863          None               24
      9            $0            $0             $0            $0       $22,958           $84,330          None               24
     10            $0       $19,200             $0            $0       $19,200           $80,600          Both               60
     11            $0      $112,125             $0            $0      $111,760          $291,822          None                0
     12    $1,006,500       $24,687        $13,734            $0            $0           $30,635          Both               12
     14            $0       $65,250             $0            $0       $65,250                $0          Both               24
     15            $0       $75,000             $0            $0       $75,000                $0          Both               25
     16            $0            $0             $0            $0       $11,194           $60,978          Both               60
     17            $0       $19,298             $0       $90,000       $14,547          $149,497          Both                0
     22       $15,500      $108,900             $0            $0      $108,900                $0          Both                0
     23       $42,625       $35,520             $0            $0       $38,400                $0          Both                0
     25    $3,609,526       $46,581             $0       $12,000       $59,500                $0          Both                0
     26            $0            $0             $0            $0       $10,628           $99,405          Both               36
     28        $4,844       $17,079       $115,000       $96,000       $20,092          $117,222          Both                0
     30            $0            $0             $0            $0       $10,393                $0          None                0
     32            $0            $0             $0       $30,000       $16,403           $30,000          Both                0
     34       $64,063       $47,500             $0            $0       $47,500                $0          Both                0
     35      $221,701       $44,000             $0            $0       $44,000                $0          Both                0
     36       $83,675        $9,000             $0            $0        $9,000                $0          Both                0
     38       $50,000       $69,420             $0            $0       $70,500                $0          Both                0
     39            $0            $0             $0            $0        $7,448                $0          None               60
     41       $10,000       $46,000             $0            $0       $46,000                $0          Both                0
     44            $0       $12,188             $0       $62,506       $12,188           $64,912          Both                0
     49            $0        $4,141             $0       $21,420        $4,070           $24,249          Both               60
     51            $0            $0             $0       $27,778        $2,952           $21,033          Both                0
     53            $0            $0             $0       $30,000        $6,381           $29,731          Both               36
     56            $0        $3,264             $0       $20,004        $4,904           $32,060          Both               36
     57      $105,053       $34,500             $0            $0       $34,500                $0          Both                0
     58            $0            $0        $54,000       $30,000        $6,680           $30,069          Both                0
     59            $0        $5,232             $0       $12,000        $7,839           $12,235          Both                0
     62            $0            $0             $0       $10,000        $7,417            $9,218          Both               12
     65            $0            $0             $0            $0        $8,050                $0          Both                0
     66            $0       $21,750             $0            $0       $21,750                $0          Both                0
     67       $25,000       $25,000             $0            $0       $25,000                $0          Both                0
     71        $7,500       $19,637             $0       $25,000       $19,637           $39,691          Both                0
     75       $13,125        $8,950             $0            $0        $8,950                $0          Both                0
     76       $33,751       $18,000             $0            $0       $18,000                $0          Both                0
    76a
    76b
    76c
    76d
     78       $60,125            $0        $21,000       $21,000        $4,146           $22,411          Both                0
     79            $0       $60,000             $0            $0       $60,000                $0          Both                0
     80        $7,000        $9,368             $0            $0        $9,368            $4,119          Both                0
     83       $53,950       $29,348             $0            $0       $29,348                $0          Both                0
     84            $0            $0             $0            $0        $5,700                $0          Both                0
     88            $0        $4,320             $0        $6,960        $4,323            $7,926          Both                0
     89          $875            $0             $0            $0          $746           $16,929          Both                0
     91            $0        $2,232             $0       $24,000        $3,347           $27,482          Both                0
     94            $0        $2,695             $0       $27,000        $3,594           $26,630          Both                0
     95        $2,625        $3,788             $0       $17,874        $3,776           $17,874          Both                0
     96       $48,114            $0             $0        $8,727        $2,375           $15,833          Both                0
     97            $0            $0        $50,000       $10,909        $2,206           $14,709          Both                0
    101      $113,100       $38,862             $0            $0       $38,250                $0          Both                0
    103          $625        $8,621             $0            $0        $8,689                $0          Both               12
    106            $0            $0       $100,000            $0        $5,999           $20,337          Both                0
    109            $0            $0             $0        $8,280        $2,750           $11,056          Both                0
    110        $4,313       $31,097             $0            $0       $31,097                $0          Both                0
    111            $0            $0             $0       $33,600        $6,131           $36,783          Both                0
    112        $2,875            $0             $0            $0        $2,583           $17,220          Both                0
    116       $28,150            $0             $0            $0        $6,930           $13,860          Both                0
    118       $17,435            $0             $0            $0        $9,471                $0          Both                0
    119        $6,000            $0       $100,000            $0        $3,105           $23,860          Both                0
    121        $5,000       $15,000             $0            $0       $15,000                $0          Both                0
    125        $3,688            $0             $0       $10,800        $1,039            $9,749          Both                0
    133        $5,938       $14,400             $0            $0       $14,400                $0          Both                0
    138            $0       $21,168             $0            $0       $21,000                $0          Both                0
    139       $15,625        $4,000             $0            $0        $5,379            $9,300          Both                0
    145            $0            $0        $24,000            $0        $1,103            $4,470          Both                0
    146        $8,125        $8,000             $0            $0        $8,000                $0          Both                0
    151        $6,468            $0        $10,000        $6,429        $1,000            $5,000          Both                0
    152        $1,250        $5,250             $0            $0        $5,250                $0          Both                0
    153            $0            $0             $0        $6,000          $900            $5,022          Both                0
    157            $0        $4,550             $0            $0        $4,550                $0          Both                0

                  Orig              Rem.              Orig             Rem.
                Amort.            Amort.           Term to          Term to       Interest      Interest Calculation         Monthly
      #           Term          Term (1)      Maturity (4)  Maturity (1)(4)           Rate      (30/360 / Actual/360)        Payment
      1            360               360               120              117          5.650%     Actual/360                  $496,423
      2  Interest Only     Interest Only                60               53          5.485%     Actual/360                  $370,745
      3            300               300                84               80          6.470%     Actual/360                  $451,134
     3a
     3b
     3c
      4            407               407               120              116          5.873%     Actual/360                  $289,257
      5            360               360                84               80          5.770%     Actual/360                  $274,877
      6            360               360               120              116          5.970%     Actual/360                  $265,942
      7  Interest Only     Interest Only                60               57          4.930%     Actual/360                  $152,037
     7a
     7b
     7c
     7d
     7e
     7f
     7g
      8            360               360               120              115          5.680%     Actual/360                  $112,931
      9            360               360               120              115          5.680%     Actual/360                   $72,392
     10            300               300               120              116          5.970%     Actual/360                  $157,405
     11            360               349               120              109          6.000%     Actual/360                  $137,897
     12            360               360               120              117          6.080%     Actual/360                  $136,058
     14            360               360                84               80          6.090%     Actual/360                   $69,948
     15            360               360                85               80          6.090%     Actual/360                   $46,007
     16            360               360               120              116          6.000%     Actual/360                  $107,919
     17            300               286               120              106          5.780%     Actual/360                  $113,566
     22            360               357               120              117          5.720%     Actual/360                   $81,434
     23            360               357               120              117          5.790%     Actual/360                   $81,822
     25            360               355               120              115          6.160%     Actual/360                   $71,355
     26            360               360               120              116          6.010%     Actual/360                   $66,021
     28            360               353                60               53          5.200%     Actual/360                   $59,029
     30            149               146               149              146          5.780%     Actual/360                   $85,259
     32            360               356               120              116          6.000%     Actual/360                   $52,161
     34            300               295               120              115          6.770%     Actual/360                   $24,918
     35            300               295               120              115          6.770%     Actual/360                   $22,842
     36            300               295               120              115          6.770%     Actual/360                    $5,191
     38            360               354               120              114          5.850%     Actual/360                   $44,246
     39  Interest Only     Interest Only                60               52          5.450%     Actual/360                   $33,154
     41            360               355                60               55          5.630%     Actual/360                   $39,166
     44            360               356               120              116          6.180%     Actual/360                   $39,726
     49  Interest Only     Interest Only                60               55          5.680%     Actual/360                   $26,395
     51            360               355               120              115          5.950%     Actual/360                   $31,308
     53            360               360               120              117          5.960%     Actual/360                   $29,849
     56            360               360               120              115          6.000%     Actual/360                   $29,378
     57            300               295                60               55          5.630%     Actual/360                   $30,348
     58            360               355               120              115          5.490%     Actual/360                   $26,089
     59            360               356               120              116          5.850%     Actual/360                   $26,960
     62            360               360               120              117          6.090%     Actual/360                   $25,086
     65            360               354               120              114          6.020%     Actual/360                   $24,634
     66            360               354               120              114          6.070%     Actual/360                   $23,800
     67            360               357               120              117          5.890%     Actual/360                   $22,811
     71            360               357               120              117          6.060%     Actual/360                   $21,119
     75            360               356               120              116          5.780%     Actual/360                   $18,384
     76            300               297                60               57          5.650%     Actual/360                   $19,315
    76a
    76b
    76c
    76d
     78            360               355               120              115          6.090%     Actual/360                   $18,160
     79            180               174               180              174          4.750%     Actual/360                   $23,724
     80            360               354               120              114          5.740%     Actual/360                   $16,905
     83            360               356                60               56          5.880%     Actual/360                   $16,572
     84            360               355               120              115          5.760%     Actual/360                   $16,358
     88            360               356               120              116          6.340%     Actual/360                   $16,161
     89            360               356               120              116          5.610%     Actual/360                   $14,942
     91            360               355               120              115          6.400%     Actual/360                   $15,950
     94            300               295               120              115          5.530%     Actual/360                   $15,397
     95            360               356               119              115          6.510%     Actual/360                   $15,502
     96            360               355               120              115          6.080%     Actual/360                   $14,815
     97            360               356               120              116          6.400%     Actual/360                   $14,774
    101            360               356                60               56          5.880%     Actual/360                   $13,021
    103            300               300               120              114          5.100%     Actual/360                   $12,399
    106            360               355               120              115          6.740%     Actual/360                   $12,959
    109            360               357               120              117          5.760%     Actual/360                   $11,392
    110            360               356               120              116          5.900%     Actual/360                   $11,566
    111            300               296               120              116          6.490%     Actual/360                   $12,817
    112            300               294                60               54          6.070%     Actual/360                   $12,323
    116            300               295               120              115          6.340%     Actual/360                   $11,642
    118            300               290               120              110          6.660%     Actual/360                   $11,649
    119            360               357               118              115          6.620%     Actual/360                   $10,720
    121            300               298               120              118          6.180%     Actual/360                   $10,813
    125            360               356               120              116          6.330%     Actual/360                    $9,314
    133            360               355               120              115          6.580%     Actual/360                    $8,126
    138            360               356               120              116          5.900%     Actual/360                    $7,118
    139            240               237               120              117          5.790%     Actual/360                    $8,452
    145            360               357               120              117          6.580%     Actual/360                    $6,692
    146            360               357               120              117          6.250%     Actual/360                    $6,157
    151            300               297               120              117          6.240%     Actual/360                    $5,338
    152            360               357               120              117          6.420%     Actual/360                    $5,015
    153            360               353               120              113          6.050%     Actual/360                    $4,671
    157            300               294                60               54          6.310%     Actual/360                    $4,617
                                                                                                         Original
                     First                                                                                Lockout
                   Payment        Maturity                                  Prepayment Provision           Period
      #               Date            Date         ARD (7)       Seasoning  as of Origination (8)        (Months)
      1          9/11/2004       8/11/2014             N/A               3  Lock/113_0.0%/7                   113
      2          5/11/2004       4/11/2034       4/11/2009               7  Lock/55_0.0%/5                     55
      3          8/11/2004       7/11/2011             N/A               4  Lock/77_0.0%/7                     77
     3a
     3b
     3c
      4          8/11/2004       7/11/2014             N/A               4  Lock/116_0.0%/4                   116
      5          8/11/2004       7/11/2011             N/A               4  Lock/78_0.0%/6                     78
      6          8/11/2004       7/11/2014             N/A               4  Lock/117_0.0%/3                   117
      7          9/11/2004       8/11/2009             N/A               3  Lock/57_0.0%/3                     57
     7a
     7b
     7c
     7d
     7e
     7f
     7g
      8          7/11/2004       6/11/2014             N/A               5  Lock/117_0.0%/3                   117
      9          7/11/2004       6/11/2014             N/A               5  Lock/117_0.0%/3                   117
     10          8/11/2004       7/11/2014             N/A               4  Lock/117_0.0%/3                   117
     11          1/11/2004      12/11/2013             N/A              11  Lock/116_0.0%/4                   116
     12          9/11/2004       8/11/2014             N/A               3  Lock/114_0.0%/6                   114
     14          8/11/2004       7/11/2011             N/A               4  Lock/81_0.0%/3                     81
     15          7/11/2004       7/11/2011             N/A               5  Lock/82_0.0%/3                     82
     16          8/11/2004       7/11/2014             N/A               4  Lock/114_0.0%/6                   114
     17         10/11/2003       9/11/2013             N/A              14  Lock/116_0.0%/4                   116
     22          9/11/2004       8/11/2014             N/A               3  Lock/117_0.0%/3                   117
     23          9/11/2004       8/11/2014             N/A               3  Lock/117_0.0%/3                   117
     25          7/11/2004       6/11/2014             N/A               5  Lock/117_0.0%/3                   117
     26          8/11/2004       7/11/2014             N/A               4  Lock/114_0.0%/6                   114
     28          5/11/2004       4/11/2009             N/A               7  Lock/57_0.0%/3                     57
     30          9/11/2004       1/11/2017             N/A               3  Lock/146_0.0%/3                   146
     32          8/11/2004       7/11/2014             N/A               4  Lock/117_0.0%/3                   117
     34          7/11/2004       6/11/2014             N/A               5  Lock/113_0.0%/7                   113
     35          7/11/2004       6/11/2014             N/A               5  Lock/113_0.0%/7                   113
     36          7/11/2004       6/11/2014             N/A               5  Lock/113_0.0%/7                   113
     38          6/11/2004       5/11/2014             N/A               6  Lock/117_0.0%/3                   117
     39          4/11/2004       3/11/2014       3/11/2009               8  Lock/55_0.0%/5                     55
     41          7/11/2004       6/11/2009             N/A               5  Lock/57_0.0%/3                     57
     44          8/11/2004       7/11/2014             N/A               4  Lock/117_0.0%/3                   117
     49          7/11/2004       6/11/2009             N/A               5  Lock/57_0.0%/3                     57
     51          7/11/2004       6/11/2014             N/A               5  Lock/113_0.0%/7                   113
     53          9/11/2004       8/11/2014             N/A               3  Lock/117_0.0%/3                   117
     56          7/11/2004       6/11/2014             N/A               5  Lock/116_0.0%/4                   116
     57          7/11/2004       6/11/2009             N/A               5  Lock/55_0.0%/5                     55
     58          7/11/2004       6/11/2014             N/A               5  Lock/117_0.0%/3                   117
     59          8/11/2004       7/11/2014             N/A               4  Lock/117_0.0%/3                   117
     62          9/11/2004       8/11/2014             N/A               3  Lock/117_0.0%/3                   117
     65          6/11/2004       5/11/2014             N/A               6  Lock/117_0.0%/3                   117
     66          6/11/2004       5/11/2014             N/A               6  Lock/117_0.0%/3                   117
     67          9/11/2004       8/11/2014             N/A               3  Lock/113_0.0%/7                   113
     71          9/11/2004       8/11/2014             N/A               3  Lock/117_0.0%/3                   117
     75          8/11/2004       7/11/2014             N/A               4  Lock/113_0.0%/7                   113
     76          9/11/2004       8/11/2009             N/A               3  Lock/53_0.0%/7                     53
    76a
    76b
    76c
    76d
     78          7/11/2004       6/11/2014             N/A               5  Lock/117_0.0%/3                   117
     79          6/11/2004       5/11/2019             N/A               6  Lock/177_0.0%/3                   177
     80          6/11/2004       5/11/2014             N/A               6  Lock/113_0.0%/7                   113
     83          8/11/2004       7/11/2009             N/A               4  Lock/53_0.0%/7                     53
     84          7/11/2004       6/11/2014             N/A               5  Lock/117_0.0%/3                   117
     88          8/11/2004       7/11/2014             N/A               4  Lock/117_0.0%/3                   117
     89          8/11/2004       7/11/2014             N/A               4  Lock/113_0.0%/7                   113
     91          7/11/2004       6/11/2014             N/A               5  Lock/117_0.0%/3                   117
     94          7/11/2004       6/11/2014             N/A               5  Lock/117_0.0%/3                   117
     95          8/11/2004       6/11/2014             N/A               4  Lock/116_0.0%/3                   116
     96          7/11/2004       6/11/2014             N/A               5  Lock/113_0.0%/7                   113
     97          8/11/2004       7/11/2014             N/A               4  Lock/113_0.0%/7                   113
    101          8/11/2004       7/11/2009             N/A               4  Lock/53_0.0%/7                     53
    103          6/11/2004       5/11/2014             N/A               6  Lock/117_0.0%/3                   117
    106          7/11/2004       6/11/2014             N/A               5  Lock/113_0.0%/7                   113
    109          9/11/2004       8/11/2014             N/A               3  Lock/117_0.0%/3                   117
    110          8/11/2004       7/11/2014             N/A               4  Lock/113_0.0%/7                   113
    111          8/11/2004       7/11/2014             N/A               4  Lock/113_0.0%/7                   113
    112          6/11/2004       5/11/2029       5/11/2009               6  Lock/53_0.0%/7                     53
    116          7/11/2004       6/11/2014             N/A               5  Lock/113_0.0%/7                   113
    118          2/11/2004       1/11/2014             N/A              10  Lock/113_0.0%/7                   113
    119          9/11/2004       6/11/2014             N/A               3  Lock/111_0.0%/7                   111
    121         10/11/2004       9/11/2014             N/A               2  Lock/113_0.0%/7                   113
    125          8/11/2004       7/11/2014             N/A               4  Lock/40_YM1/77_0.0%/3              40
    133          7/11/2004       6/11/2014             N/A               5  Lock/113_0.0%/7                   113
    138          8/11/2004       7/11/2014             N/A               4  Lock/113_0.0%/7                   113
    139          9/11/2004       8/11/2014             N/A               3  Lock/113_0.0%/7                   113
    145          9/11/2004       8/11/2014             N/A               3  Lock/113_0.0%/7                   113
    146          9/11/2004       8/11/2014             N/A               3  Lock/113_0.0%/7                   113
    151          9/11/2004       8/11/2014             N/A               3  Lock/113_0.0%/7                   113
    152          9/11/2004       8/11/2014             N/A               3  Lock/113_0.0%/7                   113
    153          5/11/2004       4/11/2014             N/A               7  Lock/117_0.0%/3                   117
    157          6/11/2004       5/11/2009             N/A               6  Lock/53_0.0%/7                     53
                  Original        Original
                     Yield      Prepayment        Original
               Maintenance         Premium            Open                         Lockout
                    Period          Period          Period                      Expiration
      #           (Months)        (Months)        (Months)  Defeasance (9)            Date
      1                  0               0               7             Yes       2/11/2014
      2                  0               0               5             Yes      12/11/2008
      3                  0               0               7             Yes       1/11/2011
     3a
     3b
     3c
      4                  0               0               4             Yes       4/11/2014
      5                  0               0               6             Yes       2/11/2011
      6                  0               0               3             Yes       5/11/2014
      7                  0               0               3             Yes       6/11/2009
     7a
     7b
     7c
     7d
     7e
     7f
     7g
      8                  0               0               3             Yes       4/11/2014
      9                  0               0               3             Yes       4/11/2014
     10                  0               0               3             Yes       5/11/2014
     11                  0               0               4             Yes       9/11/2013
     12                  0               0               6             Yes       3/11/2014
     14                  0               0               3             Yes       5/11/2011
     15                  0               0               3             Yes       5/11/2011
     16                  0               0               6             Yes       2/11/2014
     17                  0               0               4             Yes       6/11/2013
     22                  0               0               3             Yes       6/11/2014
     23                  0               0               3             Yes       6/11/2014
     25                  0               0               3             Yes       4/11/2014
     26                  0               0               6             Yes       2/11/2014
     28                  0               0               3             Yes       2/11/2009
     30                  0               0               3             Yes      11/11/2016
     32                  0               0               3             Yes       5/11/2014
     34                  0               0               7             Yes      12/11/2013
     35                  0               0               7             Yes      12/11/2013
     36                  0               0               7             Yes      12/11/2013
     38                  0               0               3             Yes       3/11/2014
     39                  0               0               5             Yes      11/11/2008
     41                  0               0               3             Yes       4/11/2009
     44                  0               0               3             Yes       5/11/2014
     49                  0               0               3             Yes       4/11/2009
     51                  0               0               7             Yes      12/11/2013
     53                  0               0               3             Yes       6/11/2014
     56                  0               0               4             Yes       3/11/2014
     57                  0               0               5             Yes       2/11/2009
     58                  0               0               3             Yes       4/11/2014
     59                  0               0               3             Yes       5/11/2014
     62                  0               0               3             Yes       6/11/2014
     65                  0               0               3             Yes       3/11/2014
     66                  0               0               3             Yes       3/11/2014
     67                  0               0               7             Yes       2/11/2014
     71                  0               0               3             Yes       6/11/2014
     75                  0               0               7             Yes       1/11/2014
     76                  0               0               7             Yes       2/11/2009
    76a
    76b
    76c
    76d
     78                  0               0               3             Yes       4/11/2014
     79                  0               0               3             Yes       3/11/2019
     80                  0               0               7             Yes      11/11/2013
     83                  0               0               7             Yes       1/11/2009
     84                  0               0               3             Yes       4/11/2014
     88                  0               0               3             Yes       5/11/2014
     89                  0               0               7             Yes       1/11/2014
     91                  0               0               3             Yes       4/11/2014
     94                  0               0               3             Yes       4/11/2014
     95                  0               0               3             Yes       4/11/2014
     96                  0               0               7             Yes      12/11/2013
     97                  0               0               7             Yes       1/11/2014
    101                  0               0               7             Yes       1/11/2009
    103                  0               0               3             Yes       3/11/2014
    106                  0               0               7             Yes      12/11/2013
    109                  0               0               3             Yes       6/11/2014
    110                  0               0               7             Yes       1/11/2014
    111                  0               0               7             Yes       1/11/2014
    112                  0               0               7             Yes      11/11/2008
    116                  0               0               7             Yes      12/11/2013
    118                  0               0               7             Yes       7/11/2013
    119                  0               0               7             Yes      12/11/2013
    121                  0               0               7             Yes       3/11/2014
    125                 77               0               3              No      12/11/2007
    133                  0               0               7             Yes      12/11/2013
    138                  0               0               7             Yes       1/11/2014
    139                  0               0               7             Yes       2/11/2014
    145                  0               0               7             Yes       2/11/2014
    146                  0               0               7             Yes       2/11/2014
    151                  0               0               7             Yes       2/11/2014
    152                  0               0               7             Yes       2/11/2014
    153                  0               0               3             Yes       2/11/2014
    157                  0               0               7             Yes      11/11/2008
               Yield   Prepayment                 Servicing
         Maintenance      Premium        Yield          and   Utilities
          Expiration   Expiration  Maintenance      Trustee   Multifamily Tenant
      #         Date         Date       Spread         Fees   Pays
      1          N/A          N/A          N/A      0.03218%  N/A
      2          N/A          N/A          N/A      0.03218%  N/A
      3          N/A          N/A          N/A      0.03218%
     3a                                                       N/A
     3b                                                       N/A
     3c                                                       N/A
      4          N/A          N/A          N/A      0.03218%  N/A
      5          N/A          N/A          N/A      0.03218%  N/A
      6          N/A          N/A          N/A      0.13218%  N/A
      7          N/A          N/A          N/A      0.03218%
     7a                                                       N/A
     7b                                                       N/A
     7c                                                       N/A
     7d                                                       N/A
     7e                                                       N/A
     7f                                                       N/A
     7g                                                       N/A
      8          N/A          N/A          N/A      0.03218%  N/A
      9          N/A          N/A          N/A      0.03218%  N/A
     10          N/A          N/A          N/A      0.03218%  N/A
     11          N/A          N/A          N/A      0.03218%  N/A
     12          N/A          N/A          N/A      0.03218%  N/A
     14          N/A          N/A          N/A      0.03218%  Electric, Water, Sewer
     15          N/A          N/A          N/A      0.03218%  Electric, Water, Sewer
     16          N/A          N/A          N/A      0.03218%  N/A
     17          N/A          N/A          N/A      0.03218%  N/A
     22          N/A          N/A          N/A      0.03218%  N/A
     23          N/A          N/A          N/A      0.03218%  Electric, Water
     25          N/A          N/A          N/A      0.03218%  Electric
     26          N/A          N/A          N/A      0.03218%  N/A
     28          N/A          N/A          N/A      0.03218%  N/A
     30          N/A          N/A          N/A      0.03218%  N/A
     32          N/A          N/A          N/A      0.03218%  Electric
     34          N/A          N/A          N/A      0.03218%  Electric, Gas
     35          N/A          N/A          N/A      0.03218%  Electric
     36          N/A          N/A          N/A      0.03218%  Electric, Gas
     38          N/A          N/A          N/A      0.03218%  Water, Sewer
     39          N/A          N/A          N/A      0.03218%  N/A
     41          N/A          N/A          N/A      0.03218%  Electric, Water
     44          N/A          N/A          N/A      0.03218%  N/A
     49          N/A          N/A          N/A      0.03218%  N/A
     51          N/A          N/A          N/A      0.03218%  N/A
     53          N/A          N/A          N/A      0.03218%  N/A
     56          N/A          N/A          N/A      0.03218%  N/A
     57          N/A          N/A          N/A      0.03218%  Electric, Water, Sewer
     58          N/A          N/A          N/A      0.03218%  N/A
     59          N/A          N/A          N/A      0.03218%  N/A
     62          N/A          N/A          N/A      0.03218%  N/A
     65          N/A          N/A          N/A      0.03218%  N/A
     66          N/A          N/A          N/A      0.03218%  Electric, Gas, Water, Sewer
     67          N/A          N/A          N/A      0.03218%  Electric
     71          N/A          N/A          N/A      0.03218%  N/A
     75          N/A          N/A          N/A      0.03218%  N/A
     76          N/A          N/A          N/A      0.03218%
    76a                                                       Electric
    76b                                                       Electric, Gas, Water, Sewer
    76c                                                       Electric, Gas, Water, Sewer
    76d                                                       Electric, Gas, Water, Sewer
     78          N/A          N/A          N/A      0.03218%  N/A
     79          N/A          N/A          N/A      0.06218%  Electric, Gas
     80          N/A          N/A          N/A      0.03218%  None
     83          N/A          N/A          N/A      0.03218%  Electric
     84          N/A          N/A          N/A      0.03218%  N/A
     88          N/A          N/A          N/A      0.03218%  N/A
     89          N/A          N/A          N/A      0.03218%  N/A
     91          N/A          N/A          N/A      0.03218%  N/A
     94          N/A          N/A          N/A      0.03218%  N/A
     95          N/A          N/A          N/A      0.03218%  N/A
     96          N/A          N/A          N/A      0.03218%  N/A
     97          N/A          N/A          N/A      0.03218%  N/A
    101          N/A          N/A          N/A      0.03218%  Electric, Water
    103          N/A          N/A          N/A      0.03218%  N/A
    106          N/A          N/A          N/A      0.03218%  N/A
    109          N/A          N/A          N/A      0.03218%  N/A
    110          N/A          N/A          N/A      0.03218%  Electric, Gas
    111          N/A          N/A          N/A      0.03218%  N/A
    112          N/A          N/A          N/A      0.03218%  N/A
    116          N/A          N/A          N/A      0.03218%  N/A
    118          N/A          N/A          N/A      0.03218%  N/A
    119          N/A          N/A          N/A      0.03218%  N/A
    121          N/A          N/A          N/A      0.03218%  Electric, Gas
    125    5/11/2014          N/A       T-Flat      0.03218%  N/A
    133          N/A          N/A          N/A      0.03218%  Electric
    138          N/A          N/A          N/A      0.03218%  Electric, Gas
    139          N/A          N/A          N/A      0.03218%  Electric, Gas
    145          N/A          N/A          N/A      0.03218%  N/A
    146          N/A          N/A          N/A      0.03218%  Electric, Gas
    151          N/A          N/A          N/A      0.03218%  N/A
    152          N/A          N/A          N/A      0.03218%  Electric, Gas, Water, Sewer
    153          N/A          N/A          N/A      0.03218%  N/A
    157          N/A          N/A          N/A      0.03218%  N/A
                                Subject      Subject      Subject
               Multifamily       Studio       Studio       Studio
      #          Elevators        Units    Avg. Rent    Max. Rent
      1                N/A          N/A          N/A          N/A
      2                N/A          N/A          N/A          N/A
      3
     3a                N/A          N/A          N/A          N/A
     3b                N/A          N/A          N/A          N/A
     3c                N/A          N/A          N/A          N/A
      4                N/A          N/A          N/A          N/A
      5                N/A          N/A          N/A          N/A
      6                N/A          N/A          N/A          N/A
      7
     7a                N/A          N/A          N/A          N/A
     7b                N/A          N/A          N/A          N/A
     7c                N/A          N/A          N/A          N/A
     7d                N/A          N/A          N/A          N/A
     7e                N/A          N/A          N/A          N/A
     7f                N/A          N/A          N/A          N/A
     7g                N/A          N/A          N/A          N/A
      8                N/A          N/A          N/A          N/A
      9                N/A          N/A          N/A          N/A
     10                N/A          N/A          N/A          N/A
     11                N/A          N/A          N/A          N/A
     12                N/A          N/A          N/A          N/A
     14                  0          N/A          N/A          N/A
     15                  0          N/A          N/A          N/A
     16                N/A          N/A          N/A          N/A
     17                N/A          N/A          N/A          N/A
     22                  0          N/A          N/A          N/A
     23                  0          N/A          N/A          N/A
     25                  3           70         $834         $834
     26                N/A          N/A          N/A          N/A
     28                N/A          N/A          N/A          N/A
     30                N/A          N/A          N/A          N/A
     32                  3          N/A          N/A          N/A
     34                  0          N/A          N/A          N/A
     35                  0          N/A          N/A          N/A
     36                  0          N/A          N/A          N/A
     38                  0          N/A          N/A          N/A
     39                N/A          N/A          N/A          N/A
     41                  0           24         $431         $510
     44                N/A          N/A          N/A          N/A
     49                N/A          N/A          N/A          N/A
     51                N/A          N/A          N/A          N/A
     53                N/A          N/A          N/A          N/A
     56                N/A          N/A          N/A          N/A
     57                  0          N/A          N/A          N/A
     58                N/A          N/A          N/A          N/A
     59                N/A          N/A          N/A          N/A
     62                N/A          N/A          N/A          N/A
     65                N/A          N/A          N/A          N/A
     66                  0          N/A          N/A          N/A
     67                  0            8         $537         $590
     71                N/A          N/A          N/A          N/A
     75                N/A          N/A          N/A          N/A
     76
    76a                  0          N/A          N/A          N/A
    76b                  0          N/A          N/A          N/A
    76c                  0          N/A          N/A          N/A
    76d                  0          N/A          N/A          N/A
     78                N/A          N/A          N/A          N/A
     79                  0          N/A          N/A          N/A
     80                  0           30         $751       $1,040
     83                  0          N/A          N/A          N/A
     84                N/A          N/A          N/A          N/A
     88                N/A          N/A          N/A          N/A
     89                N/A          N/A          N/A          N/A
     91                N/A          N/A          N/A          N/A
     94                N/A          N/A          N/A          N/A
     95                N/A          N/A          N/A          N/A
     96                N/A          N/A          N/A          N/A
     97                N/A          N/A          N/A          N/A
    101                  0          N/A          N/A          N/A
    103                N/A          N/A          N/A          N/A
    106                N/A          N/A          N/A          N/A
    109                N/A          N/A          N/A          N/A
    110                  0          N/A          N/A          N/A
    111                N/A          N/A          N/A          N/A
    112                N/A          N/A          N/A          N/A
    116                N/A          N/A          N/A          N/A
    118                N/A          N/A          N/A          N/A
    119                N/A          N/A          N/A          N/A
    121                  0          N/A          N/A          N/A
    125                N/A          N/A          N/A          N/A
    133                  0          N/A          N/A          N/A
    138                  0          N/A          N/A          N/A
    139                  0            1         $475         $475
    145                N/A          N/A          N/A          N/A
    146                  0          N/A          N/A          N/A
    151                N/A          N/A          N/A          N/A
    152                  0            2         $400         $400
    153                N/A          N/A          N/A          N/A
    157                N/A          N/A          N/A          N/A
             Subject      Subject      Subject      Subject      Subject      Subject      Subject      Subject      Subject
                1 BR         1 BR         1 BR         2 BR         2 BR         2 BR         3 BR         3 BR         3 BR
      #        Units    Avg. Rent    Max. Rent        Units    Avg. Rent    Max. Rent        Units    Avg. Rent    Max. Rent

      1          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A
      2          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A
      3
     3a          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A
     3b          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A
     3c          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A
      4          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A
      5          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A
      6          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A
      7
     7a          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A
     7b          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A
     7c          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A
     7d          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A
     7e          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A
     7f          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A
     7g          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A
      8          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A
      9          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A
     10          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A
     11          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A
     12          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A
     14          176         $657         $750           85         $846         $985          N/A          N/A          N/A
     15          120         $466         $535          122         $580         $730            8         $875         $875
     16          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A
     17          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A
     22          N/A          N/A          N/A          396         $670         $865          N/A          N/A          N/A
     23           40         $741         $835          128         $858         $960           24         $959         $960
     25           93         $994         $994           52       $1,325       $1,325           21       $1,646       $1,646
     26          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A
     28          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A
     30          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A
     32           15         $828         $915           24       $1,002       $1,295           12       $1,308       $1,340
     34          N/A          N/A          N/A          169         $465         $585           21         $564         $675
     35           43         $476         $575          131         $496         $625            2         $525         $625
     36           11         $495         $600           25         $507         $585          N/A          N/A          N/A
     38          112         $464         $499          154         $574         $629           16         $751         $789
     39          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A
     41           96         $542         $680           64         $693         $799          N/A          N/A          N/A
     44          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A
     49          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A
     51          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A
     53          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A
     56          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A
     57           53         $502         $575           73         $641         $690           13         $703         $725
     58          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A
     59          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A
     62          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A
     65          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A
     66          N/A          N/A          N/A           42         $692         $750           37         $756         $875
     67           22         $565         $615           50         $681         $830           20         $795       $1,000
     71          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A
     75          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A
     76
    76a           18         $639         $700           12         $782         $850          N/A          N/A          N/A
    76b          N/A          N/A          N/A           22         $766         $800          N/A          N/A          N/A
    76c          N/A          N/A          N/A            8         $765         $790            4         $850         $875
    76d            1         $700         $700            1         $780         $780            3         $942         $975
     78          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A
     79          112         $329         $380          128         $415         $465          N/A          N/A          N/A
     80            4       $1,039       $1,250            1       $1,400       $1,400          N/A          N/A          N/A
     83           25         $395         $395           87         $499         $560            4         $545         $545
     84          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A
     88          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A
     89          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A
     91          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A
     94          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A
     95          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A
     96          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A
     97          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A
    101           86         $332         $425           59         $427         $475            8         $600         $600
    103          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A
    106          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A
    109          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A
    110           68         $420         $435           49         $559         $590            4         $649         $650
    111          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A
    112          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A
    116          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A
    118          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A
    119          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A
    121          N/A          N/A          N/A           60         $471         $600          N/A          N/A          N/A
    125          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A
    133           20         $386         $395           28         $444         $495          N/A          N/A          N/A
    138           37         $401         $450           43         $510         $600            4         $676         $679
    139           13         $688         $860            2         $865         $875          N/A          N/A          N/A
    145          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A
    146           15         $502         $535           17         $580         $650          N/A          N/A          N/A
    151          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A
    152          N/A          N/A          N/A            9         $657         $750            8         $763       $1,000
    153          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A
    157          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A

             Subject      Subject      Subject      Subject      Subject      Subject
                4 BR         4 BR         4 BR         5 BR          5BR         5 BR
      #        Units    Avg. Rent    Max. Rent        Units    Avg. Rent    Max. Rent
      1          N/A          N/A          N/A          N/A          N/A          N/A
      2          N/A          N/A          N/A          N/A          N/A          N/A
      3
     3a          N/A          N/A          N/A          N/A          N/A          N/A
     3b          N/A          N/A          N/A          N/A          N/A          N/A
     3c          N/A          N/A          N/A          N/A          N/A          N/A
      4          N/A          N/A          N/A          N/A          N/A          N/A
      5          N/A          N/A          N/A          N/A          N/A          N/A
      6          N/A          N/A          N/A          N/A          N/A          N/A
      7
     7a          N/A          N/A          N/A          N/A          N/A          N/A
     7b          N/A          N/A          N/A          N/A          N/A          N/A
     7c          N/A          N/A          N/A          N/A          N/A          N/A
     7d          N/A          N/A          N/A          N/A          N/A          N/A
     7e          N/A          N/A          N/A          N/A          N/A          N/A
     7f          N/A          N/A          N/A          N/A          N/A          N/A
     7g          N/A          N/A          N/A          N/A          N/A          N/A
      8          N/A          N/A          N/A          N/A          N/A          N/A
      9          N/A          N/A          N/A          N/A          N/A          N/A
     10          N/A          N/A          N/A          N/A          N/A          N/A
     11          N/A          N/A          N/A          N/A          N/A          N/A
     12          N/A          N/A          N/A          N/A          N/A          N/A
     14          N/A          N/A          N/A          N/A          N/A          N/A
     15          N/A          N/A          N/A          N/A          N/A          N/A
     16          N/A          N/A          N/A          N/A          N/A          N/A
     17          N/A          N/A          N/A          N/A          N/A          N/A
     22          N/A          N/A          N/A          N/A          N/A          N/A
     23          N/A          N/A          N/A          N/A          N/A          N/A
     25            1       $1,646       $1,646            1       $1,646       $1,646
     26          N/A          N/A          N/A          N/A          N/A          N/A
     28          N/A          N/A          N/A          N/A          N/A          N/A
     30          N/A          N/A          N/A          N/A          N/A          N/A
     32          N/A          N/A          N/A          N/A          N/A          N/A
     34          N/A          N/A          N/A          N/A          N/A          N/A
     35          N/A          N/A          N/A          N/A          N/A          N/A
     36          N/A          N/A          N/A          N/A          N/A          N/A
     38          N/A          N/A          N/A          N/A          N/A          N/A
     39          N/A          N/A          N/A          N/A          N/A          N/A
     41          N/A          N/A          N/A          N/A          N/A          N/A
     44          N/A          N/A          N/A          N/A          N/A          N/A
     49          N/A          N/A          N/A          N/A          N/A          N/A
     51          N/A          N/A          N/A          N/A          N/A          N/A
     53          N/A          N/A          N/A          N/A          N/A          N/A
     56          N/A          N/A          N/A          N/A          N/A          N/A
     57          N/A          N/A          N/A          N/A          N/A          N/A
     58          N/A          N/A          N/A          N/A          N/A          N/A
     59          N/A          N/A          N/A          N/A          N/A          N/A
     62          N/A          N/A          N/A          N/A          N/A          N/A
     65          N/A          N/A          N/A          N/A          N/A          N/A
     66            8         $827         $950          N/A          N/A          N/A
     67          N/A          N/A          N/A          N/A          N/A          N/A
     71          N/A          N/A          N/A          N/A          N/A          N/A
     75          N/A          N/A          N/A          N/A          N/A          N/A
     76
    76a          N/A          N/A          N/A          N/A          N/A          N/A
    76b          N/A          N/A          N/A          N/A          N/A          N/A
    76c          N/A          N/A          N/A          N/A          N/A          N/A
    76d            3       $1,312       $1,325          N/A          N/A          N/A
     78          N/A          N/A          N/A          N/A          N/A          N/A
     79          N/A          N/A          N/A          N/A          N/A          N/A
     80          N/A          N/A          N/A          N/A          N/A          N/A
     83          N/A          N/A          N/A          N/A          N/A          N/A
     84          N/A          N/A          N/A          N/A          N/A          N/A
     88          N/A          N/A          N/A          N/A          N/A          N/A
     89          N/A          N/A          N/A          N/A          N/A          N/A
     91          N/A          N/A          N/A          N/A          N/A          N/A
     94          N/A          N/A          N/A          N/A          N/A          N/A
     95          N/A          N/A          N/A          N/A          N/A          N/A
     96          N/A          N/A          N/A          N/A          N/A          N/A
     97          N/A          N/A          N/A          N/A          N/A          N/A
    101          N/A          N/A          N/A          N/A          N/A          N/A
    103          N/A          N/A          N/A          N/A          N/A          N/A
    106          N/A          N/A          N/A          N/A          N/A          N/A
    109          N/A          N/A          N/A          N/A          N/A          N/A
    110          N/A          N/A          N/A          N/A          N/A          N/A
    111          N/A          N/A          N/A          N/A          N/A          N/A
    112          N/A          N/A          N/A          N/A          N/A          N/A
    116          N/A          N/A          N/A          N/A          N/A          N/A
    118          N/A          N/A          N/A          N/A          N/A          N/A
    119          N/A          N/A          N/A          N/A          N/A          N/A
    121          N/A          N/A          N/A          N/A          N/A          N/A
    125          N/A          N/A          N/A          N/A          N/A          N/A
    133          N/A          N/A          N/A          N/A          N/A          N/A
    138          N/A          N/A          N/A          N/A          N/A          N/A
    139          N/A          N/A          N/A          N/A          N/A          N/A
    145          N/A          N/A          N/A          N/A          N/A          N/A
    146          N/A          N/A          N/A          N/A          N/A          N/A
    151          N/A          N/A          N/A          N/A          N/A          N/A
    152            2         $730         $800          N/A          N/A          N/A
    153          N/A          N/A          N/A          N/A          N/A          N/A
    157          N/A          N/A          N/A          N/A          N/A          N/A
         Major                                           Major                Major
         Tenant #1                                   Tenant #1      Tenant #1 Lease
      #  Name                                          Sq. Ft.      Expiration Date
      1  Mega Movies                                    49,313            1/31/2020
      2  Corporation for National Service              110,601           10/31/2014
      3
     3a  N/A                                               N/A                  N/A
     3b  N/A                                               N/A                  N/A
     3c  N/A                                               N/A                  N/A
      4  MTA                                            59,000           12/31/2009
      5  Bed Bath & Beyond                             127,441            1/31/2010
      6  Angelika Theaters                              27,125            6/30/2014
      7
     7a  N/A                                               N/A                  N/A
     7b  N/A                                               N/A                  N/A
     7c  N/A                                               N/A                  N/A
     7d  N/A                                               N/A                  N/A
     7e  N/A                                               N/A                  N/A
     7f  N/A                                               N/A                  N/A
     7g  N/A                                               N/A                  N/A
      8  TJ Maxx                                        28,000            1/31/2009
      9  Bay Furniture                                  36,000            4/30/2006
     10  Wachovia Securities, LLC                       10,328           12/31/2013
     11  Boscov's (Ground Lease)                       183,000           10/31/2009
     12  Circuit City                                   32,995            3/31/2010
     14  N/A                                               N/A                  N/A
     15  N/A                                               N/A                  N/A
     16  Chammps Entertainment, Inc.                     9,800            8/31/2017
     17  TriNet Employer Group                          48,693            4/14/2017
     22  N/A                                               N/A                  N/A
     23  N/A                                               N/A                  N/A
     25  N/A                                               N/A                  N/A
     26  Sauer Danfoss                                  12,612            5/31/2009
     28  XO Communications, Inc.                        35,704            6/30/2007
     30  Voicestream Wireless Corporation               69,287            1/23/2017
     32  Raptors Grille                                  5,233            1/23/2008
     34  N/A                                               N/A                  N/A
     35  N/A                                               N/A                  N/A
     36  N/A                                               N/A                  N/A
     38  N/A                                               N/A                  N/A
     39  Delta Airlines                                 49,650            9/18/2018
     41  N/A                                               N/A                  N/A
     44  Egret Bay Ballroom                              9,045           11/30/2007
     49  Simic                                           3,757            4/30/2009
     51  Canton Bistro                                   3,840            2/11/2014
     53  Dollar Tree                                    10,200            1/31/2009
     56  Captrust                                       12,605           12/31/2010
     57  N/A                                               N/A                  N/A
     58  Lincoln Pro Baseball, Inc.                      4,733             2/3/2006
     59  Food Lion                                      28,657           12/31/2023
     62  Food Lion                                      33,807            5/31/2024
     65  N/A                                               N/A                  N/A
     66  N/A                                               N/A                  N/A
     67  N/A                                               N/A                  N/A
     71  Price Chopper                                  36,147            1/31/2013
     75  N/A                                               N/A                  N/A
     76
    76a  N/A                                               N/A                  N/A
    76b  N/A                                               N/A                  N/A
    76c  N/A                                               N/A                  N/A
    76d  N/A                                               N/A                  N/A
     78  Petco                                          13,768            1/31/2014
     79  N/A                                               N/A                  N/A
     80  Mission Smoke Shop                              1,800            7/31/2012
     83  N/A                                               N/A                  N/A
     84  N/A                                               N/A                  N/A
     88  Food Lion                                      28,842           12/31/2022
     89  Advanced Fresh Concepts                         1,671           11/30/2012
     91  University Health Systems                      22,310            2/28/2014
     94  Gary Hale, DDS                                  1,496            5/31/2010
     95  Azteca                                          5,740           11/30/2008
     96  CSk Auto                                        6,390             1/1/2009
     97  Cato Corporation                                3,900            4/30/2014
    101  N/A                                               N/A                  N/A
    103  N/A                                               N/A                  N/A
    106  State of Florida                                3,636            5/31/2008
    109  Moran Foods, Inc.                              13,830            5/31/2012
    110  N/A                                               N/A                  N/A
    111  East Valley Family Medical                      5,400            8/31/2006
    112  Teloloapan Meat Market                          9,200            1/31/2011
    116  Razor's Edge Motor Sports, Inc.                 5,775            6/30/2005
    118  N/A                                               N/A                  N/A
    119  Konstantine Leathers Inc.                       2,300            1/31/2012
    121  N/A                                               N/A                  N/A
    125  Bank One                                        3,875            1/31/2013
    133  N/A                                               N/A                  N/A
    138  N/A                                               N/A                  N/A
    139  Matthew Waylett Title, Inc.                     4,600           10/31/2004
    145  California Stop                                 1,965           11/30/2006
    146  N/A                                               N/A                  N/A
    151  Interim Healthcare                              1,200            1/20/2007
    152  N/A                                               N/A                  N/A
    153  Quiznos Subs                                    1,680            9/30/2013
    157  N/A                                               N/A                  N/A


         Major                                                Major                Major
         Tenant #2                                        Tenant #2      Tenant #2 Lease
      #  Name                                               Sq. Ft.      Expiration Date
      1  Barnes & Noble                                      24,833            7/31/2009
      2  GSA - Department of Homeland Security               68,963             2/1/2009
      3
     3a  N/A                                                    N/A                  N/A
     3b  N/A                                                    N/A                  N/A
     3c  N/A                                                    N/A                  N/A
      4  Cranston Printworks                                 29,200            6/30/2009
      5  24-Hour Fitness                                     41,601            8/31/2015
      6  Column Financial, Inc.                              14,637            2/12/2010
      7
     7a  N/A                                                    N/A                  N/A
     7b  N/A                                                    N/A                  N/A
     7c  N/A                                                    N/A                  N/A
     7d  N/A                                                    N/A                  N/A
     7e  N/A                                                    N/A                  N/A
     7f  N/A                                                    N/A                  N/A
     7g  N/A                                                    N/A                  N/A
      8  Office Max, Inc.                                    23,500            1/31/2014
      9  Big Lots                                            21,333            1/31/2006
     10  Stonewood Wayzata Partners, LLC                      7,463            5/31/2014
     11  K-Mart (Ground Lease)                              117,521            8/31/2019
     12  Bally Total Fitness                                 25,000            6/30/2015
     14  N/A                                                    N/A                  N/A
     15  N/A                                                    N/A                  N/A
     16  Bin 36                                               8,990            9/30/2012
     17  Kaiser Foundation Health Inc.                       24,715            2/28/2008
     22  N/A                                                    N/A                  N/A
     23  N/A                                                    N/A                  N/A
     25  N/A                                                    N/A                  N/A
     26  Intelligent Office                                   6,598            2/28/2012
     28  IP Mobilenet, Inc.                                  13,581           12/31/2007
     30  N/A                                                    N/A                  N/A
     32  East Orlando Family Medicine                         5,040            8/31/2008
     34  N/A                                                    N/A                  N/A
     35  N/A                                                    N/A                  N/A
     36  N/A                                                    N/A                  N/A
     38  N/A                                                    N/A                  N/A
     39  N/A                                                    N/A                  N/A
     41  N/A                                                    N/A                  N/A
     44  West Marine                                          9,045            7/31/2007
     49  JDE Gallery                                          2,512            9/30/2006
     51  Simmons Mattress                                     3,840            7/28/2016
     53  Hollywood Video                                      6,300           12/31/2013
     56  Rivercrest Realty                                    6,182            1/31/2009
     57  N/A                                                    N/A                  N/A
     58  Lincoln Physical Therapy                             4,260             9/2/2008
     59  Family Dollar                                        8,000           12/31/2013
     62  Family Dollar                                        8,040           12/31/2013
     65  N/A                                                    N/A                  N/A
     66  N/A                                                    N/A                  N/A
     67  N/A                                                    N/A                  N/A
     71  Bowling Green                                       19,466            5/31/2013
     75  N/A                                                    N/A                  N/A
     76
    76a  N/A                                                    N/A                  N/A
    76b  N/A                                                    N/A                  N/A
    76c  N/A                                                    N/A                  N/A
    76d  N/A                                                    N/A                  N/A
     78  Veterinary Centers of America                        3,392            3/31/2007
     79  N/A                                                    N/A                  N/A
     80  Order Express                                          840             9/7/2006
     83  N/A                                                    N/A                  N/A
     84  N/A                                                    N/A                  N/A
     88  Dollar General                                       7,200            2/28/2012
     89  Jamba Juice                                          1,450           11/30/2007
     91  N/A                                                    N/A                  N/A
     94  Dr. Kathy Fang, MD                                   1,315            9/30/2014
     95  J. Butler's                                          4,684           12/31/2008
     96  Goodyear Tire                                        5,333            12/1/2005
     97  Payless Shoesource                                   2,600            6/30/2009
    101  N/A                                                    N/A                  N/A
    103  N/A                                                    N/A                  N/A
    106  Accounts Receivable Mgmt. Inc.                       3,340            6/30/2005
    109  Sharks Fish & Chicken 79, LLC                        2,750            3/31/2007
    110  N/A                                                    N/A                  N/A
    111  Central Arizona Heart                                4,103           10/31/2006
    112  La Plaza Restaurant                                  4,000            3/31/2010
    116  Tru-Tec Auto & Alignment                             3,850            5/31/2004
    118  N/A                                                    N/A                  N/A
    119  Daniel Wiener                                        2,300            7/31/2017
    121  N/A                                                    N/A                  N/A
    125  Chicago SMSA Limited Partnership                     2,000            8/31/2008
    133  N/A                                                    N/A                  N/A
    138  N/A                                                    N/A                  N/A
    139  Keyser Development                                   2,400           12/31/2016
    145  Subway                                               1,374            3/31/2009
    146  N/A                                                    N/A                  N/A
    151  Minuteman Press                                      1,000            4/30/2008
    152  N/A                                                    N/A                  N/A
    153  Celsius Tan                                          1,560            5/31/2009
    157  N/A                                                    N/A                  N/A
         Major                                              Major                Major              Initial
         Tenant #3                                      Tenant #3      Tenant #3 Lease                Other
      #  Name                                             Sq. Ft.      Expiration Date              Reserve
      1  Old Navy Clothing Co.                             15,856            1/31/2009                   $0
      2  Staas & Halsey LLP                                34,335            3/31/2015           $5,800,000
      3                                                                                             $10,417
     3a  N/A                                                  N/A                  N/A
     3b  N/A                                                  N/A                  N/A
     3c  N/A                                                  N/A                  N/A
      4  Value City Stores                                 15,697            3/31/2008                   $0
      5  Brooks Mays Music Company                         20,039            1/31/2009                   $0
      6  Marriott International                            14,600           10/31/2007           $1,993,803
      7                                                                                                  $0
     7a  N/A                                                  N/A                  N/A
     7b  N/A                                                  N/A                  N/A
     7c  N/A                                                  N/A                  N/A
     7d  N/A                                                  N/A                  N/A
     7e  N/A                                                  N/A                  N/A
     7f  N/A                                                  N/A                  N/A
     7g  N/A                                                  N/A                  N/A
      8  Petco Animal Supplies, Inc.                       18,810            1/31/2009                   $0
      9  Sears Roebuck and Co.                             21,069           10/17/2005                   $0
     10  Morgan Stanley DW, Inc.                            7,324            5/31/2012                   $0
     11  J.C. Penney (Ground Lease)                        49,802           10/31/2009                   $0
     12  Long's Drug Store (Ground Lease)                  24,650            2/28/2007                   $0
     14  N/A                                                  N/A                  N/A             $250,000
     15  N/A                                                  N/A                  N/A             $525,000
     16  Putting Edge                                       8,749            4/30/2012                   $0
     17  Every Child Counts (ECC)                          19,101            4/30/2013                   $0
     22  N/A                                                  N/A                  N/A                   $0
     23  N/A                                                  N/A                  N/A                   $0
     25  N/A                                                  N/A                  N/A                   $0
     26  Calpine Corporation                                6,213            3/31/2009                   $0
     28  Westec Interactive Security                       12,880            6/30/2008                   $0
     30  N/A                                                  N/A                  N/A                   $0
     32  Avalon Associates                                  3,000           12/31/2010                   $0
     34  N/A                                                  N/A                  N/A                   $0
     35  N/A                                                  N/A                  N/A                   $0
     36  N/A                                                  N/A                  N/A                   $0
     38  N/A                                                  N/A                  N/A                   $0
     39  N/A                                                  N/A                  N/A                   $0
     41  N/A                                                  N/A                  N/A                   $0
     44  Half Price Books                                   7,137            1/31/2007                   $0
     49  Democracy                                          2,320            7/31/2007                   $0
     51  Nextel                                             1,920           12/28/2010                   $0
     53  Shoe Show                                          5,200            3/31/2009                   $0
     56  Capital Bank                                       3,960           12/31/2010                   $0
     57  N/A                                                  N/A                  N/A                   $0
     58  Lincoln Bicycle Company                            4,260            5/31/2007                   $0
     59  Video Hut                                          4,200            1/31/2009             $100,000
     62  Mexican Restaurant                                 2,800            6/15/2009                   $0
     65  N/A                                                  N/A                  N/A                   $0
     66  N/A                                                  N/A                  N/A                   $0
     67  N/A                                                  N/A                  N/A                   $0
     71  Goodwill Industries                               15,210            2/28/2007                   $0
     75  N/A                                                  N/A                  N/A                   $0
     76                                                                                                  $0
    76a  N/A                                                  N/A                  N/A
    76b  N/A                                                  N/A                  N/A
    76c  N/A                                                  N/A                  N/A
    76d  N/A                                                  N/A                  N/A
     78  Word of Truth Ministries                           3,375            7/14/2005                   $0
     79  N/A                                                  N/A                  N/A                   $0
     80  Tang, Truc Quoc                                      765            8/31/2007                   $0
     83  N/A                                                  N/A                  N/A                   $0
     84  N/A                                                  N/A                  N/A                   $0
     88  M.G. Midwest, Inc.                                 3,600            2/12/2010                   $0
     89  Exoticar                                           1,400            5/31/2006                   $0
     91  N/A                                                  N/A                  N/A                   $0
     94  Huang, Huang, Watanabe, M.D.s                      1,189            2/29/2014              $24,464
     95  Tinsley Dry Cleaners                               3,400           12/31/2011                   $0
     96  Arby's                                             2,100             8/1/2007                   $0
     97  Friedman's, Inc.                                   1,750            5/31/2009                   $0
    101  N/A                                                  N/A                  N/A                   $0
    103  N/A                                                  N/A                  N/A                   $0
    106  Buy Kontrol Mortgage                               1,656            3/31/2005                   $0
    109  Nationwide Mutual Insurance Company                1,000            4/30/2007                   $0
    110  N/A                                                  N/A                  N/A                   $0
    111  Chandler Dermatology                               2,700           10/31/2005                   $0
    112  Laguna Laundry                                     4,000            3/31/2009              $15,000
    116  Thomas Window Wear                                 3,850            4/30/2007                   $0
    118  N/A                                                  N/A                  N/A                   $0
    119  David Lazarus Photography, Inc                     2,300            5/31/2013              $75,000
    121  N/A                                                  N/A                  N/A                   $0
    125  Subway Real Estate Corp.                           1,050            5/31/2012                   $0
    133  N/A                                                  N/A                  N/A                   $0
    138  N/A                                                  N/A                  N/A                   $0
    139  Zena's Hair                                        2,190            3/31/2005                   $0
    145  Sign Depot                                           839            3/31/2007                   $0
    146  N/A                                                  N/A                  N/A                   $0
    151  E Nails                                              750           10/31/2005                   $0
    152  N/A                                                  N/A                  N/A                   $0
    153  Pride Cleaners                                     1,560            8/31/2008                   $0
    157  N/A                                                  N/A                  N/A                   $0
         Initial Other
         Reserve
      #  Description
      1  N/A
      2  Free Rent Reserve
      3  Ground Rent Reserve
     3a
     3b
     3c
      4  N/A
      5  N/A
      6  Vacancy Reserve ($1,018,000), Specific Tenant Reserve ($812,803), Goodman Homes Reserve ($163,000)
      7  N/A
     7a
     7b
     7c
     7d
     7e
     7f
     7g
      8  N/A
      9  N/A
     10  N/A
     11  N/A
     12  N/A
     14  Renovation Reserve
     15  Initial Renovation Reserve
     16  N/A
     17  N/A
     22  N/A
     23  N/A
     25  N/A
     26  N/A
     28  N/A
     30  N/A
     32  N/A
     34  N/A
     35  N/A
     36  N/A
     38  N/A
     39  N/A
     41  N/A
     44  N/A
     49  N/A
     51  N/A
     53  N/A
     56  N/A
     57  N/A
     58  N/A
     59  Special Tenant Reserve
     62  N/A
     65  N/A
     66  N/A
     67  N/A
     71  N/A
     75  N/A
     76  N/A
    76a
    76b
    76c
    76d
     78  N/A
     79  N/A
     80  N/A
     83  N/A
     84  N/A
     88  N/A
     89  N/A
     91  N/A
     94  Tenant Rent Reserve ($18,376.00); Termite Reserve ($3,587.50); Finishing Reserve ($2,500.00)
     95  N/A
     96  N/A
     97  N/A
    101  N/A
    103  N/A
    106  N/A
    109  N/A
    110  N/A
    111  N/A
    112  Insurance Deductible Reserve
    116  N/A
    118  N/A
    119  Lease Holdback Reserve
    121  N/A
    125  N/A
    133  N/A
    138  N/A
    139  N/A
    145  N/A
    146  N/A
    151  N/A
    152  N/A
    153  N/A
    157  N/A

                 Contractual          Contractual                       Letter
                       Other        Other Reserve            Letter of  of Credit
      #              Reserve          Description               Credit  Description
      1                   $0                  N/A                   $0  N/A
      2                   $0                  N/A                   $0  N/A
      3              $10,417  Ground Rent Reserve                   $0  N/A
     3a
     3b
     3c
      4                   $0                  N/A                   $0  N/A
      5                   $0                  N/A                   $0  N/A
      6                   $0                  N/A                   $0  N/A
      7                   $0                  N/A                   $0  N/A
     7a
     7b
     7c
     7d
     7e
     7f
     7g
      8                   $0                  N/A                   $0  N/A
      9                   $0                  N/A                   $0  N/A
     10                   $0                  N/A             $297,000  TILC LOC
     11                   $0                  N/A                   $0  N/A
     12                   $0                  N/A                   $0  N/A
     14                   $0                  N/A                   $0  N/A
     15                   $0                  N/A                   $0  N/A
     16                   $0                  N/A                   $0  N/A
     17                   $0                  N/A             $700,000  Tri-Net Security Deposit LOC
     22                   $0                  N/A                   $0  N/A
     23                   $0                  N/A             $250,000  Release upon: i) DSCR >= 1.22, ii) no event of default
     25                   $0                  N/A                   $0  N/A
     26                   $0                  N/A                   $0  N/A
     28                   $0                  N/A                   $0  N/A
     30                   $0                  N/A                   $0  N/A
     32                   $0                  N/A                   $0  N/A
     34                   $0                  N/A                   $0  N/A
     35                   $0                  N/A                   $0  N/A
     36                   $0                  N/A                   $0  N/A
     38                   $0                  N/A                   $0  N/A
     39                   $0                  N/A           $2,500,000  Delta Airlines Tenant Security LOC
     41                   $0                  N/A                   $0  N/A
     44                   $0                  N/A                   $0  N/A
     49                   $0                  N/A                   $0  N/A
     51                   $0                  N/A                   $0  N/A
     53                   $0                  N/A                   $0  N/A
     56                   $0                  N/A                   $0  N/A
     57                   $0                  N/A                   $0  N/A
     58                   $0                  N/A                   $0  N/A
     59                   $0                  N/A                   $0  N/A
     62                   $0                  N/A                   $0  N/A
     65                   $0                  N/A                   $0  N/A
     66                   $0                  N/A                   $0  N/A
     67                   $0                  N/A                   $0  N/A
     71                   $0                  N/A                   $0  N/A
     75                   $0                  N/A                   $0  N/A
     76                   $0                  N/A                   $0  N/A
    76a
    76b
    76c
    76d
     78                   $0                  N/A                   $0  N/A
     79                   $0                  N/A                   $0  N/A
     80                   $0                  N/A                   $0  N/A
     83                   $0                  N/A                   $0  N/A
     84                   $0                  N/A                   $0  N/A
     88                   $0                  N/A                   $0  N/A
     89                   $0                  N/A                   $0  N/A
     91                   $0                  N/A                   $0  N/A
     94                   $0                  N/A                   $0  N/A
     95                   $0                  N/A                   $0  N/A
     96                   $0                  N/A                   $0  N/A
     97                   $0                  N/A                   $0  N/A
    101                   $0                  N/A                   $0  N/A
    103                   $0                  N/A                   $0  N/A
    106                   $0                  N/A                   $0  N/A
    109                   $0                  N/A                   $0  N/A
    110                   $0                  N/A                   $0  N/A
    111                   $0                  N/A                   $0  N/A
    112                   $0                  N/A                   $0  N/A
    116                   $0                  N/A                   $0  N/A
    118                   $0                  N/A                   $0  N/A
    119                   $0                  N/A                   $0  N/A
    121                   $0                  N/A                   $0  N/A
    125                   $0                  N/A                   $0  N/A
    133                   $0                  N/A                   $0  N/A
    138                   $0                  N/A                   $0  N/A
    139                   $0                  N/A                   $0  N/A
    145                   $0                  N/A                   $0  N/A
    146                   $0                  N/A                   $0  N/A
    151                   $0                  N/A                   $0  N/A
    152                   $0                  N/A                   $0  N/A
    153                   $0                  N/A                   $0  N/A
    157                   $0                  N/A                   $0  N/A

                     Earnout
            Earnout  Reserve
      #     Reserve  Description
      1          $0  N/A
      2          $0  N/A
      3          $0  N/A
     3a
     3b
     3c
      4          $0  N/A
      5          $0  N/A
      6  $3,000,000  Release upon: i) no event of default, ii) DSCR >= 1.25, iii) after 2/25/2005:
                     LTV <= 65% after obtaining updated appraisal
      7          $0  N/A
     7a
     7b
     7c
     7d
     7e
     7f
     7g
      8          $0  N/A
      9          $0  N/A
     10          $0  N/A
     11          $0  N/A
     12          $0  N/A
     14          $0  N/A
     15          $0  N/A
     16          $0  N/A
     17          $0  N/A
     22          $0  N/A
     23          $0  N/A
     25          $0  N/A
     26          $0  N/A
     28          $0  N/A
     30          $0  N/A
     32    $500,000  Release upon: i) occupancy >= a) 89% for retail and office space and b) 90% for multifamily space,
                     ii) annual rents >= $1,248,000 ($57,400/mo. retail; $46,500/mo. multifamily) and iii) no adverse changes to the properties rent roll
     34          $0  N/A
     35          $0  N/A
     36          $0  N/A
     38          $0  N/A
     39          $0  N/A
     41          $0  N/A
     44          $0  N/A
     49    $350,000  Release upon: i) DSCR >= 1.75, ii) no adverse changes to rent roll for any tenant and
                     iii) suite K/L is open for business and paying rent
     51          $0  N/A
     53          $0  N/A
     56          $0  N/A
     57          $0  N/A
     58          $0  N/A
     59    $270,000  Release upon: i) occupancy >= 96%, ii) executed leases with aggregate base rent of
                     $498,000 for at least 3 years
     62          $0  N/A
     65          $0  N/A
     66          $0  N/A
     67          $0  N/A
     71          $0  N/A
     75          $0  N/A
     76          $0  N/A
    76a
    76b
    76c
    76d
     78          $0  N/A
     79          $0  N/A
     80          $0  N/A
     83          $0  N/A
     84          $0  N/A
     88          $0  N/A
     89          $0  N/A
     91          $0  N/A
     94          $0  N/A
     95          $0  N/A
     96    $550,000  Release upon: execution of replacement lease on 2,010 sf at $28 psf
     97          $0  N/A
    101          $0  N/A
    103          $0  N/A
    106          $0  N/A
    109          $0  N/A
    110          $0  N/A
    111          $0  N/A
    112          $0  N/A
    116          $0  N/A
    118          $0  N/A
    119          $0  N/A
    121          $0  N/A
    125          $0  N/A
    133          $0  N/A
    138          $0  N/A
    139          $0  N/A
    145          $0  N/A
    146          $0  N/A
    151          $0  N/A
    152          $0  N/A
    153          $0  N/A
    157          $0  N/A
         Additional        Additional
         Collateral        Collateral
      #  Amount            Event Date
      1  N/A               N/A
      2  N/A               N/A
      3  N/A               N/A
     3a
     3b
     3c
      4  N/A               N/A
      5  N/A               N/A
      6  $3,000,000        6/25/2006
      7  N/A               N/A
     7a
     7b
     7c
     7d
     7e
     7f
     7g
      8  N/A               N/A
      9  N/A               N/A
     10  N/A               N/A
     11  N/A               N/A
     12  N/A               N/A
     14  N/A               N/A
     15  N/A               N/A
     16  N/A               N/A
     17  N/A               N/A
     22  N/A               N/A
     23  $250,000          8/15/2005
     25  N/A               N/A
     26  N/A               N/A
     28  N/A               N/A
     30  N/A               N/A
     32  $500,000          7/1/2005
     34  N/A               N/A
     35  N/A               N/A
     36  N/A               N/A
     38  N/A               N/A
     39  N/A               N/A
     41  N/A               N/A
     44  N/A               N/A
     49  $350,000          11/25/2004
     51  N/A               N/A
     53  N/A               N/A
     56  N/A               N/A
     57  N/A               N/A
     58  N/A               N/A
     59  $270,000          7/7/2005
     62  N/A               N/A
     65  N/A               N/A
     66  N/A               N/A
     67  N/A               N/A
     71  N/A               N/A
     75  N/A               N/A
     76  N/A               N/A
    76a
    76b
    76c
    76d
     78  N/A               N/A
     79  N/A               N/A
     80  N/A               N/A
     83  N/A               N/A
     84  N/A               N/A
     88  N/A               N/A
     89  N/A               N/A
     91  N/A               N/A
     94  N/A               N/A
     95  N/A               N/A
     96  $550,000          6/4/2005
     97  N/A               N/A
    101  N/A               N/A
    103  N/A               N/A
    106  N/A               N/A
    109  N/A               N/A
    110  N/A               N/A
    111  N/A               N/A
    112  N/A               N/A
    116  N/A               N/A
    118  N/A               N/A
    119  N/A               N/A
    121  N/A               N/A
    125  N/A               N/A
    133  N/A               N/A
    138  N/A               N/A
    139  N/A               N/A
    145  N/A               N/A
    146  N/A               N/A
    151  N/A               N/A
    152  N/A               N/A
    153  N/A               N/A
    157  N/A               N/A
         Additional
         Collateral
      #  Description
      1  N/A
      2  N/A
      3  N/A
     3a
     3b
     3c
      4  N/A
      5  N/A
      6  Release upon: i) no event of default, ii) DSCR >= 1.25, iii) after 2/25/2005: LTV <= 65% after obtaining updated appraisal
      7  N/A
     7a
     7b
     7c
     7d
     7e
     7f
     7g
      8  N/A
      9  N/A
     10  N/A
     11  N/A
     12  N/A
     14  N/A
     15  N/A
     16  N/A
     17  N/A
     22  N/A
     23  Release upon: i) DSCR >= 1.22, ii) no event of default
     25  N/A
     26  N/A
     28  N/A
     30  N/A
     32  Release upon: i) occupancy >= a) 89% for retail and office space and b) 90% for multifamily space,
         ii) annual rents >= $1,248,000 ($57,400/mo. retail; $46,500/mo. multifamily) and iii) no adverse changes to the properties rent roll or financials
     34  N/A
     35  N/A
     36  N/A
     38  N/A
     39  N/A
     41  N/A
     44  N/A
     49  Release upon: i) DSCR >= 1.75, ii) no adverse changes to rent roll for any tenant and iii) suite K/L is open for business and paying rent
     51  N/A
     53  N/A
     56  N/A
     57  N/A
     58  N/A
     59  Release upon: i) occupancy >= 96%, ii) executed leases with aggregate base rent of $498,000 for at least 3 years
     62  N/A
     65  N/A
     66  N/A
     67  N/A
     71  N/A
     75  N/A
     76  N/A
    76a
    76b
    76c
    76d
     78  N/A
     79  N/A
     80  N/A
     83  N/A
     84  N/A
     88  N/A
     89  N/A
     91  N/A
     94  N/A
     95  N/A
     96  Release upon: execution of replacement lease on 2,010 sf at $28 psf
     97  N/A
    101  N/A
    103  N/A
    106  N/A
    109  N/A
    110  N/A
    111  N/A
    112  N/A
    116  N/A
    118  N/A
    119  N/A
    121  N/A
    125  N/A
    133  N/A
    138  N/A
    139  N/A
    145  N/A
    146  N/A
    151  N/A
    152  N/A
    153  N/A
    157  N/A

                  Existing  Description
         Secured Secondary  of Existing
      #          Financing  Secured Secondary Financing
      1                N/A  N/A
      2        $25,000,000  Two subordinate notes ($15,000,000 and $10,000,000)
      3                N/A  N/A
     3a
     3b
     3c
      4         $5,000,000  Mezzanine Loan
      5                N/A  N/A
      6                N/A  N/A
      7                N/A  N/A
     7a
     7b
     7c
     7d
     7e
     7f
     7g
      8                N/A  N/A
      9                N/A  N/A
     10                N/A  N/A
     11                N/A  N/A
     12                N/A  N/A
     14         $1,502,500  Mezzanine Loan
     15         $1,235,000  Mezzanine Loan
     16                N/A  N/A
     17         $1,348,301  Two subordinated deeds of trust in the amount of $1,348,301 made to secure purchase price of land when purchased from the RDA
     22                N/A  N/A
     23                N/A  N/A
     25                N/A  N/A
     26                N/A  N/A
     28                N/A  N/A
     30                N/A  N/A
     32                N/A  N/A
     34                N/A  N/A
     35                N/A  N/A
     36                N/A  N/A
     38                N/A  N/A
     39                N/A  N/A
     41                N/A  N/A
     44                N/A  N/A
     49                N/A  N/A
     51                N/A  N/A
     53           $300,000  Secured Note - CBA-Mezzanine Capital Finance, LLC
     56                N/A  N/A
     57                N/A  N/A
     58                N/A  N/A
     59                N/A  N/A
     62                N/A  N/A
     65                N/A  N/A
     66                N/A  N/A
     67                N/A  N/A
     71                N/A  N/A
     75                N/A  N/A
     76                N/A  N/A
    76a
    76b
    76c
    76d
     78                N/A  N/A
     79                N/A  N/A
     80                N/A  N/A
     83                N/A  N/A
     84                N/A  N/A
     88                N/A  N/A
     89                N/A  N/A
     91                N/A  N/A
     94                N/A  N/A
     95                N/A  N/A
     96                N/A  N/A
     97                N/A  N/A
    101                N/A  N/A
    103                N/A  N/A
    106                N/A  N/A
    109                N/A  N/A
    110                N/A  N/A
    111                N/A  N/A
    112                N/A  N/A
    116                N/A  N/A
    118                N/A  N/A
    119                N/A  N/A
    121                N/A  N/A
    125                N/A  N/A
    133                N/A  N/A
    138                N/A  N/A
    139                N/A  N/A
    145                N/A  N/A
    146                N/A  N/A
    151                N/A  N/A
    152                N/A  N/A
    153                N/A  N/A
    157                N/A  N/A

                                          Initial            Recurring              Initial
                 Description          Replacement   Renovation/Leasing         Debt Service
      #           of Lockbox              Reserve              Reserve              Reserve
                                                                        -------------------
      1                 Hard                   $0                   $0                   $0
      2                 Hard                   $0                   $0                   $0
      3            Springing                   $0                   $0                   $0
     3a
     3b
     3c
      4                 Hard                   $0                   $0                   $0
      5             Modified                   $0                   $0                   $0
      6            Springing                   $0                   $0             $325,000
      7                  N/A                   $0                   $0                   $0
     7a
     7b
     7c
     7d
     7e
     7f
     7g
      8                  N/A                   $0                   $0                   $0
      9                  N/A                   $0                   $0                   $0
     10            Springing                   $0                   $0                   $0
     11            Springing                   $0                   $0                   $0
     12            Springing                   $0                   $0                   $0
     14                 Hard                   $0                   $0                   $0
     15                 Hard                   $0                   $0                   $0
     16                  N/A                   $0                   $0                   $0
     17            Springing                   $0                   $0                   $0
     22                  N/A             $250,000                   $0                   $0
     23                  N/A                   $0                   $0                   $0
     25            Springing             $486,305                   $0                   $0
     26                  N/A                   $0                   $0                   $0
     28            Springing                   $0                   $0                   $0
     30                  N/A                   $0                   $0                   $0
     32                  N/A              $16,500                   $0                   $0
     34                  N/A                   $0                   $0                   $0
     35                  N/A                   $0                   $0                   $0
     36                  N/A                   $0                   $0                   $0
     38                  N/A                   $0                   $0                   $0
     39                 Hard                   $0                   $0                   $0
     41                  N/A                   $0                   $0                   $0
     44                  N/A                   $0                   $0                   $0
     49                  N/A                   $0                   $0                   $0
     51                  N/A                   $0                   $0                   $0
     53                  N/A                   $0                   $0                   $0
     56                  N/A                   $0                   $0                   $0
     57            Springing               $2,875                   $0                   $0
     58                  N/A                   $0                   $0                   $0
     59                  N/A                   $0                   $0                   $0
     62                  N/A                   $0                   $0                   $0
     65                  N/A                   $0                   $0                   $0
     66            Springing                   $0                   $0                   $0
     67                  N/A                   $0                   $0                   $0
     71                  N/A                   $0                   $0                   $0
     75                  N/A                   $0                   $0                   $0
     76                  N/A                   $0                   $0                   $0
    76a
    76b
    76c
    76d
     78            Springing                   $0                   $0                   $0
     79                  N/A             $120,000                   $0                   $0
     80                  N/A                   $0                   $0                   $0
     83            Springing                   $0                   $0                   $0
     84                  N/A                   $0                   $0                   $0
     88                  N/A                   $0                   $0                   $0
     89                  N/A                   $0                   $0                   $0
     91                  N/A                   $0                   $0                   $0
     94                  N/A                   $0                   $0                   $0
     95                  N/A                   $0                   $0                   $0
     96                  N/A                   $0                   $0                   $0
     97                  N/A                   $0                   $0                   $0
    101            Springing                   $0                   $0                   $0
    103                  N/A                   $0                   $0                   $0
    106                  N/A                   $0                   $0                   $0
    109                  N/A                   $0                   $0                   $0
    110                  N/A                   $0                   $0                   $0
    111                  N/A                   $0                   $0                   $0
    112            Springing                   $0                   $0                   $0
    116                  N/A                   $0                   $0                   $0
    118                  N/A                   $0                   $0                   $0
    119                  N/A                   $0                   $0                   $0
    121            Springing                   $0                   $0                   $0
    125                  N/A                   $0                   $0                   $0
    133                  N/A                   $0                   $0                   $0
    138                  N/A                   $0                   $0                   $0
    139                  N/A                   $0                   $0                   $0
    145                  N/A                   $0                   $0                   $0
    146                  N/A                   $0                   $0                   $0
    151                  N/A                   $0                   $0                   $0
    152                  N/A                   $0                   $0                   $0
    153                  N/A                   $0                   $0                   $0
    157                  N/A               $4,550                   $0                   $0

A The Underlying Mortgage Loans secured by Village Square Shopping Center and Deerpath Court Shopping Center are cross-collateralized and cross-defaulted, respectively.

B The Underlying Mortgage Loans secured by Timberlake Apartments and Madison Pointe Apartments are cross-collateralized and cross-defaulted, respectively.

C The Underlying Mortgage Loans secured by Klotzman Portfolio - NRM, Klotzman Portfolio - KMP1 and Klotzman Portfolio - Kaymar are cross-collateralized and cross-defaulted, respectively.


1     Assumes a Cut-off Date in November 2004.

2 At maturity with respect to Balloon Loans or at the ARD in the case of ARD Loans. There can be no assurance that the value of any particular Mortgaged Property will not have declined from the original appraisal value.

3 In the case of cross-collateralized and cross-defaulted Underlying Mortgage Loans, the combined LTV is presented for each and every related Underlying Mortgage Loan.

4 In the case of the ARD Loans, the anticipated repayment date is assumed to be the maturity date for the purposes of the indicated column.

5 U/W NCF reflects the Net Cash Flow after U/W Replacement Reserves, U/W LC's and TI's and U/W FF&E. With respect to the Residential Cooperative Loans, U/W Replacement Reserves/FF&E are captured in U/W Expenses; however, we show them for presentational purposes only.

6 U/W DSCR is based on the amount of the monthly payments presented. In the case of cross-collateralized and cross-defaulted Underlying Mortgage Loans the combined U/W DSCR is presented for each and every related Underlying Mortgage Loan.

7     Anticipated Repayment Date.

8     Prepayment Provision as of Origination:
      Lock/(x) = Lockout or Defeasance for (x) payments
      YMA/(y) = Greater of Yield Maintenance Premium and A% Prepayment for (y) payments
      A%/(y) = A% Prepayment for (y) payments
      0.0%/(x) = Prepayable at par for (x) payments

9     "Yes" means that defeasance is permitted notwithstanding the Lockout
      Period.

                                                                    SCHEDULE III

                   MORTGAGE LOANS CONSTITUTING MORTGAGE GROUPS

                                                                       Cut-off
  Loan #                 Property Name                Loan Seller      Balance
---------  --------------------------------------  ---------------  ------------
--------------------------------------------------------------------------------
           Village Square Shopping Center                Column     $19,500,000
           Deerpath Court Shopping Center                Column     $12,500,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
           Timberlake Apartments                         Column     $11,555,000
           Madison Pointe Apartments                     Column      $7,600,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
           Klotzman Portfolio - NRM                      Column      $3,578,741
           Klotzman Portfolio - KMP1                     Column      $3,280,513
           Klotzman Portfolio - Kaymar                   Column        $745,571
--------------------------------------------------------------------------------

                                                                     SCHEDULE IV

                         MORTGAGE LOANS WITH LOST NOTES

                                      None

                                                                      SCHEDULE V

                             EXCEPTIONS TO SELLER'S
                         REPRESENTATIONS AND WARRANTIES

            Reference is made to the Representations and Warranties set forth in Exhibit A attached hereto corresponding to the paragraph numbers set forth below:

Exception to paragraph (xxiii)
Walnut RV Park
The business interruption insurance only covers a period of four months. However, the borrower and Mark Williams, a general partner (who is reported to have $8.8 million in assets, $1.2 million of which is liquid, with a $7.4 million net worth), are personally liable for up to 12 months of principal and interest payments, except to the extent covered by the rent loss insurance.

Bertakis MHP Portfolio
The borrower is permitted to maintain its current insurance coverage with a carrier rating of BBB until policy renewal in January 2005, at which time the borrower must obtain insurance coverage with a carrier rating of at least A-.

Exception to paragraph (xxxi)(E)
Highland Hospitality Portfolio (Portsmouth Renaissance Hotel)
The lender, its successors and assigns are permitted to assign its/their interest in the ground lease as collateral upon notice to, but without the consent of the ground lessor. The ground lease itself is further assignable by the lender, its successors and assigns provided that the following conditions are satisfied: (i) assignee has a verifiable net worth of not less than 10% of the then replacement cost of the Portsmouth Renaissance Hotel property, (ii) assignee is approved by the franchisor under the franchise agreement and by each leasehold mortgagee to the extent such approvals are contractually required,
(iii) assignee (including any affiliates) has not, and whose officers, directors, partners or principals, as the case may be, have not been convicted of a felony and is not know to have engaged in criminal activity or other activity involving moral turpitude, (iv) assignee (including any affiliates) does not, as its primary business, own lease or operate any casino or gambling facility, and (v) assignee does not own or operate a distillery, winery or brewery or distributorship of alcoholic beverages if such leasing, ownership or operation might reasonably impair the ability of lessee or operator or their affiliates to obtain or retain alcoholic beverage licenses for the Portsmouth Renaissance Hotel property.

Exception to paragraph (xxxvii) and paragraph (xxxviii)
Bertakis MHP Portfolio
The entities comprising the borrower are permitted to make unsecured loans or advance funds to each other throughout the loan term so long as such loans or advances relate solely to the ownership and operation of the Mortgaged Property and do not exceed $750,000 (including accrued interest) in the aggregate at any time.

Exception to paragraph (xliii)
The Shops at Legacy
There is approximately $75,000 pending litigation concerning a construction dispute involving the borrower. The borrower indemnifies and holds harmless the lender from and against any cost, loss, damage, expense, injury or claim the lender may suffer or incur directly or indirectly resulting from the pending litigation.

Exception to paragraph (liv)
Brunswick Square:
The borrower's liability does not specifically cover "any willful act of material waste", although the borrower is liable for gross negligence or willful misconduct.

Avalon Town Center
The borrower is not liable for (i) the misapplication or misappropriation of rents, insurance proceeds or condemnation awards, (ii) any willful act of material waste, (iii) any breach of the environmental covenants contained in the Mortgage Loan Documents and (iv) fraud by the borrower.

Exception to paragraph (lv)
Delta Airlines Building
The Anticipated Repayment Date is five years after the origination of the Mortgage Loan. The Mortgage Rate increase is 5% above the initial interest rate.

                                                                       EXHIBIT A

                         REPRESENTATIONS AND WARRANTIES
                          REGARDING THE MORTGAGE LOANS

            For purposes of these representations and warranties, the phrase "to the knowledge of Seller" or "to Seller's knowledge" shall mean, except where otherwise expressly set forth below, the actual state of knowledge of Seller or any servicer acting on its behalf regarding the matters referred to, in each case without having conducted any independent inquiry or due diligence with respect to such matters and without any actual or implied obligation to make such inquiry or perform such due diligence, other than making such inquiry or performing such due diligence as would be customarily performed by prudent commercial or multifamily mortgage lenders or servicers (as the case may be) with respect to similar mortgage loans or mortgaged properties. All information contained in documents which are part of or required to be part of a Mortgage File shall be deemed to be within the knowledge of Seller. Wherever there is a reference to receipt by, or possession of, Seller of any information or documents, or to any action taken by Seller or not taken by Seller, such reference shall include the receipt or possession of such information or documents by, or the taking of such action or the not taking of such action by, either Seller or any servicer acting on its behalf.

            Seller hereby represents and warrants, subject to the exceptions set forth in the Exception Report annexed to this Agreement as Schedule V, with respect to the Mortgage Loans that as of the date hereinbelow specified or, if no such date is specified, as of the date of this Agreement:

            (i) Immediately prior to the sale, transfer and assignment to Depositor, no Note or Mortgage was subject to any assignment (other than assignments which show a complete chain of assignment to Seller), participation or pledge, and Seller had good and marketable title to, and was the sole owner of, the related Mortgage Loan;

            (ii) Each Mortgage Loan was:

            (A) originated by a savings and loan association, savings bank, commercial bank, credit union, or insurance company, which is supervised and examined by a Federal or State authority, or by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act (any of the foregoing, including Seller, a "Qualified Originator");

            (B) if originated by a person which is not a Qualified Originator (any such person, a "Non-Qualified Originator"), then:

                  1. such Mortgage Loan was underwritten in accordance with standards established by a Qualified Originator, using application forms and related credit documents approved by the Qualified Originator;

                  2. the Qualified Originator approved each application and related credit documents before a commitment by the Non-Qualified Originator was issued, and no such commitment was issued until the Qualified Originator agreed to fund such Mortgage Loan;

                  3. the Mortgage Loan was originated by the Non-Qualified Originator pursuant to an ongoing, standing relationship with the Qualified Originator; and

                  4. the closing documents for the Mortgage Loan were prepared on forms approved by the Qualified Originator, and, pursuant to the Non-Qualified Originator's ongoing, standing relationship with the Qualified Originator, either:

                        (x) such closing documents reflect the Qualified Originator as the original mortgagee, and such Mortgage Loan was actually funded by the Qualified Originator at the closing thereof;

                        (y) such closing documents reflect the Non-Qualified Originator as the original mortgagee, but include assignment documents executed by the Non-Qualified Originator in favor of the Qualified Originator at the time of the closing of the Mortgage Loan, reflecting the Qualified Originator as the successor and assign to the Non-Qualified Originator, and the Mortgage Loan was funded initially by the Non-Qualified Originator at the closing thereof and then acquired by the Qualified Originator from such Non-Qualified Originator; or

                        (z) such closing documents reflect the Non-Qualified Originator as the original mortgagee, but include assignment documents executed by the Non-Qualified Originator in favor of the Qualified Originator at the time of the closing of the Mortgage Loan, reflecting the Qualified Originator as the successor and assign to the Non-Qualified Originator, and the Mortgage Loan was funded initially by the Qualified Originator at the closing thereof and then acquired by the Qualified Originator from such Non-Qualified Originator; or

            (C) originated by a Qualified Originator or an officer of a Qualified Originator provided a certificate to the effect that such Mortgage Loan was originated using the same procedures that Seller used as a Qualified Originator;

            (iii) Seller has full right and authority to sell, assign and transfer such Mortgage Loan and the assignment to Depositor constitutes a legal, valid and binding assignment of such Mortgage Loan;

            (iv) Seller is transferring such Mortgage Loan free and clear of any and all liens, pledges, charges or any other interests or security interests of any nature encumbering such Mortgage Loan, except for interests in servicing rights created or granted under the Pooling and Servicing Agreement, subservicing agreements and/or servicing rights purchase agreements being executed and delivered in connection herewith;

            (v) To Seller's knowledge, based on the related borrower's representations and covenants in the related mortgage loan documents and such other due diligence as a reasonably prudent commercial mortgage lender would deem appropriate, the borrower, lessee and/or operator was in possession of all licenses, permits, and authorizations then required for use of the Mortgaged Property which were valid and in full force and effect as of the origination date and, to Seller's actual knowledge, such licenses, permits and authorizations are still valid and in full force and effect;

            (vi) Each related Note, Mortgage, Assignment of Leases (if any) and other agreement executed by or for the benefit of the related borrower, any guarantor or their successors or assigns in connection with such Mortgage Loan is the legal, valid and binding obligation of the related borrower, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and there is no right of offset, rescission, abatement or diminution or valid defense or counterclaim available to the related borrower with respect to such Note, Mortgage, Assignment of Leases and other agreements, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

            (vii) The Mortgage File contains an Assignment of Leases, either as a separate instrument or incorporated into the related Mortgage. Each related Assignment of Leases creates a valid first priority collateral assignment of, or a valid first priority lien or security interest in, certain rights under the related lease or leases, subject only to a license granted to the related borrower to exercise certain rights and to perform certain obligations of the lessor under such lease or leases, including the right to operate the related leased property, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); no person other than the related borrower owns any interest in any payments due under such lease or leases that is superior to or of equal priority with the lender's interest therein;

            (viii) Each related assignment of Mortgage from Seller to the Trustee and related assignment of the Assignment of Leases, if the Assignment of Leases is a separate document from the Mortgage, is in recordable form (but for the insertion of the name and address of the assignee and any related recording information, which is not yet available to Seller), and such assignments and any assignment of any other agreement executed by or for the benefit of the related borrower, any guarantor or their successors or assigns in connection with such Mortgage Loan from Seller to the Trustee constitutes the legal, valid and binding assignment from Seller to the Trustee, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, liquidation, receivership, moratorium or other laws relating to or affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

            (ix) Since origination (A) except as set forth in the related Mortgage File, such Mortgage Loan has not been modified, altered, satisfied, canceled, subordinated or rescinded in whole or in part and (B) each related Mortgaged Property has not been released, in whole or in part, from the lien of the related Mortgage in any manner which materially interferes with the security intended to be provided by such Mortgage;

            (x) Each related Mortgage is a valid and enforceable first lien on the related Mortgaged Property (subject to Permitted Encumbrances (as defined below)), except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), and except that, in the case of each of the 1201 New York Avenue Mortgage Loan and the CBA Mortgage Loans, respectively, the related Mortgage encumbering the related Mortgaged Property also secures one or more other mortgage loans; and such Mortgaged Property is free and clear of any mechanics' and materialmen's liens which are prior to or equal with the lien of the related Mortgage, except those which are insured against by a lender's title insurance policy (as described below). A UCC Financing Statement has been filed and/or recorded (or sent for filing or recording) in all places necessary to perfect a valid security interest in the personal property necessary to operate the Mortgaged Property as currently operated; and such security interest is a first priority security interest, subject to any prior purchase money security interest in such personal property, any personal property leases applicable to such personal property and any other security interest in such personal property which do not, individually or in the aggregate, materially interfere with the security intended to be provided for such Mortgage Loan. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid and enforceable lien on the property described therein, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). In the case of any Mortgage Loan secured by a hotel, the related loan documents contain such provisions as are necessary and UCC Financing Statements have been filed as necessary, in each case, to perfect a valid first priority security interest in the related operating revenues with respect to such Mortgaged Property. Notwithstanding the foregoing, no representation is made as to the perfection of any security interest in rent, operating revenues or other personal property to the extent that possession or control of such items or actions other than the filing of UCC Financing Statements are required in order to effect such perfection;

            (xi) Seller has not taken any action that would cause the representations and warranties made by the related borrower in the related Mortgage Loan Documents not to be true;

            (xii) Seller has no knowledge that the material representations and warranties made by the related borrower in the related Mortgage Loan Documents are not true in any material respect;

            (xiii) The lien of each related Mortgage is a first priority lien on the fee or leasehold interest of the related borrower in the principal amount of such Mortgage Loan or allocated loan amount of the portions of the Mortgaged Property covered thereby (as set forth in the related Mortgage) after all advances of principal and is insured by an ALTA lender's title insurance policy (except that if such policy is yet to be issued, such insurance may be evidenced by a "marked up" pro forma policy or title commitment in either case marked as binding and countersigned by the title company or its authorized agent, either on its face or by an acknowledged closing instruction or escrow letter), or its equivalent as adopted in the applicable jurisdiction, insuring the named mortgagee and its successors and assigns (as sole insured) as to such lien, subject only to (A) the lien of current real property taxes, water charges, sewer rents and assessments not yet delinquent or accruing interest or penalties, (B) covenants, conditions and restrictions, rights of way, easements and other matters of public record, none of which, individually or in the aggregate, materially interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the borrower's ability to pay its obligations when they become due or the value of the Mortgaged Property, (C) the exceptions (general and specific) and exclusions set forth in such policy, none of which, individually or in the aggregate, materially interferes with the current general use of the Mortgaged Property or materially interferes with the security intended to be provided by such Mortgage or with the related borrower's ability to pay its obligations when they become due or the value of the Mortgaged Property, (D) the rights of tenants, as tenants only, under leases, including subleases, pertaining to the related Mortgaged Property, (E) if the related Mortgage Loan is cross-collateralized with any other Mortgage Loan, the lien of the mortgage instrument for that other Mortgage Loan and (F) if the related Mortgaged Property is a unit in a condominium, the related condominium declaration (items (A), (B), (C), (D), (E) and (F) collectively, "Permitted Encumbrances"), and except that, in the case of each of the 1201 New York Avenue Mortgage Loan and the CBA Mortgage Loans, respectively, the related Mortgage encumbering the related Mortgaged Property also secures one or more other mortgage loans; and with respect to each Mortgage Loan, such Permitted Encumbrances do not, individually or in the aggregate, materially interfere with the security intended to be provided by the related Mortgage, the current principal use of the related Mortgaged Property or the current ability of the related Mortgaged Property to generate income sufficient to service such Mortgage Loan; the premium for such policy was paid in full; such policy (or if it is yet to be issued, the coverage to be afforded thereby) is issued by a title insurance company licensed to issue policies in the state in which the related Mortgaged Property is located (unless such state is Iowa) and is assignable (with the related Mortgage Loan) to Depositor and the Trustee without the consent of or any notification to the insurer, and is in full force and effect upon the consummation of the transactions contemplated by this Agreement; no claims have been made under such policy and Seller has not undertaken any action or omitted to take any action, and has no knowledge of any such act or omission, which would impair or diminish the coverage of such policy;

            (xiv) The proceeds of such Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder, and no future advances have been made which are not reflected in the related Mortgage File;

            (xv) Except as set forth in a property inspection report or engineering report prepared in connection with the origination of the Mortgage Loan, as of the later of the date of origination of such Mortgage Loan or the most recent inspection of the related Mortgaged Property by Seller, as applicable, and to the knowledge of Seller as of the date hereof, each related Mortgaged Property is free of any material damage that would affect materially and adversely the use or value of such Mortgaged Property as security for the Mortgage Loan (normal wear and tear excepted). If any of the inspection or engineering reports referred to above in this paragraph (xv) revealed any immediate repair items, then one of the following is true: (A) the repairs and/or maintenance necessary to correct such condition have been completed in all material respects; (B) an escrow of funds is required or a letter of credit was obtained in an amount reasonably estimated to be sufficient to complete the repairs and/or maintenance necessary to correct such condition; or (C) the reasonable estimation at the time of origination of the Mortgage Loan of the cost to complete the repairs and/or maintenance necessary to correct such condition represented no more than the greater of (1) $50,000 and (2) 2% of the value of the related Mortgaged Property as reflected in an appraisal conducted in connection with the origination of the subject Mortgage Loan; as of the closing date for each Mortgage Loan and, to Seller's knowledge, as of the date hereof, there is no proceeding pending for the total or partial condemnation of such Mortgaged Property that would have a material adverse effect on the use or value of the Mortgaged Property;

            (xvi) Seller has inspected or caused to be inspected each related Mortgaged Property within the past twelve months, or the originator of the Mortgage Loan inspected or caused to be inspected each related Mortgaged Property within three months of origination of the Mortgage Loan;

            (xvii) No Mortgage Loan has a shared appreciation feature, any other contingent interest feature or a negative amortization feature other than the ARD Loans which may have negative amortization from and after the related Anticipated Repayment Date;

            (xviii) Each Mortgage Loan is a whole loan, and neither the Mortgage Loan nor the related Mortgage Loan Documents create or grant an equity participation to the lender or any other party;

            (xix) The Mortgage Rate (exclusive of any default interest, late charges, or prepayment premiums) of such Mortgage Loan complied as of the date of origination with, or was exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury. Except to the extent any noncompliance did not materially and adversely affect the value of the related Mortgaged Property, the security provided by the Mortgage or the related borrower's operations at the related Mortgaged Property, any and all other requirements of any federal, state or local laws, including, without limitation, truth-in-lending, real estate settlement procedures, equal credit opportunity or disclosure laws, applicable to such Mortgage Loan have been complied with as of the date of origination of such Mortgage Loan;

            (xx) Neither Seller nor, to Seller's knowledge, any originator, committed any fraudulent acts during the origination process of any Mortgage Loan and the origination, servicing and collection of each Mortgage Loan is in all respects legal, proper and prudent in accordance with customary commercial mortgage lending standards, and no other person has been granted or conveyed the right to service the Mortgage Loans or receive any consideration in connection therewith, except as provided in the Pooling and Servicing Agreement or any permitted subservicing agreements and/or servicing rights purchase agreements being executed and delivered in connection therewith;

            (xxi) All taxes and governmental assessments that became due and owing prior to the date hereof with respect to each related Mortgaged Property and that are or may become a lien of priority equal to or higher than the lien of the related Mortgage have been paid or an escrow of funds has been established and such escrow (including all escrow payments required to be made prior to the delinquency of such taxes and assessments) is sufficient to cover the payment of such taxes and assessments;

            (xxii) All escrow deposits and payments required pursuant to each Mortgage Loan are in the possession, or under the control, of Seller or its agent and there are no deficiencies (subject to any applicable grace or cure periods) in connection therewith, all such escrows and deposits are being conveyed by Seller to Depositor and identified as such with appropriate detail, and any and all requirements for the disbursement of any such escrows have been complied with in all material respects;

            (xxiii) Each related Mortgaged Property is insured by a fire and extended perils insurance policy, issued by an insurer meeting the requirements of the Pooling and Servicing Agreement, in an amount not less than the lesser of the principal amount of the related Mortgage Loan and the replacement cost (with no deduction for physical depreciation) and not less than the amount necessary to avoid the operation of any co-insurance provisions with respect to the related Mortgaged Property; each related Mortgaged Property is also covered by business interruption or rental loss insurance which covers a period of not less than 12 months and comprehensive general liability insurance in amounts generally required by prudent commercial mortgage lenders for similar properties; all Mortgaged Properties in California or in a seismic zone 4 or 5 have had a seismic assessment done and earthquake insurance was obtained to the extent any such Mortgaged Property has a probable maximum loss in the event of an earthquake of greater than twenty percent (20%) of the replacement value of the related improvements; if the Mortgaged Property for any Mortgage Loan is located within Florida or within 25 miles of the coast of North Carolina, South Carolina, Georgia, Alabama, Mississippi, Louisiana or Texas, then, such Mortgaged Property is insured by windstorm insurance in an amount at least equal to the lesser of (i) the outstanding principal balance of such Mortgage Loan and
(ii) 100% of the insurable replacement cost of the improvements located on the related Mortgaged Property; the Mortgaged Properties securing all of the Mortgage Loans having a Cut-off Date Principal Balance in excess of $3,000,000 have, as of the date hereof, insurance policies in place with respect to acts of terrorism or damage related thereto (excluding acts involving nuclear, biological or chemical terrorism), except any such Mortgage Loans that are listed on the applicable Exception Report. All premiums on such insurance policies required to be paid as of the date hereof have been paid; such insurance policies or the related insurance certificates require prior notice to the insured of reduction in coverage, termination or cancellation, and no such notice has been received by Seller; such insurance names the lender under the Mortgage Loan and its successors and assigns as a named or additional insured; each related Mortgage Loan obligates the related borrower to maintain all such insurance and, at such borrower's failure to do so, authorizes the lender to maintain such insurance at the borrower's cost and expense and to seek reimbursement therefor from such borrower;

            (xxiv) There is no monetary default, breach, violation or event of acceleration existing under the related Mortgage Loan. To Seller's knowledge, there is no (A) non-monetary default, breach, violation or event of acceleration existing under the related Mortgage Loan or (B) event (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, which default, breach, violation or event of acceleration, in the case of either (A) or (B), would materially and adversely affect the use or value of the Mortgage Loan or the related Mortgaged Property. Notwithstanding the foregoing, this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any other representation or warranty made by Seller elsewhere in this Exhibit A or the Exception Report;

            (xxv) No Mortgage Loan has been more than 30 days delinquent in making required payments since origination and as of the Cut-off Date no Mortgage Loan is 30 or more days delinquent in making required payments;

            (xxvi) (A) Each related Mortgage contains provisions so as to render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the principal benefits of the security, including realization by judicial or, if applicable, non-judicial foreclosure or, subject to applicable state law requirements, appointment of a receiver, and (B) there is no exemption available to the borrower which would interfere with such right to foreclose, except, in the case of either (A) or
(B), as the enforcement of the Mortgage may be limited by bankruptcy, insolvency, reorganization, moratorium, redemption or other laws affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). No borrower is a debtor in a state or federal bankruptcy or insolvency proceeding;

            (xxvii) At origination, each borrower represented and warranted in all material respects that to its knowledge, except as set forth in certain environmental reports and, except as commonly used in the operation and maintenance of properties of similar kind and nature to the Mortgaged Property, in accordance with prudent management practices and applicable law, and in a manner that does not result in any contamination of the Mortgaged Property, it has not used, caused or permitted to exist and will not use, cause or permit to exist on the related Mortgaged Property any hazardous materials in any manner which violates federal, state or local laws, ordinances, regulations, orders, directives or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of hazardous materials or other environmental laws; and the related borrower agreed to indemnify, defend and hold the mortgagee and its successors and assigns harmless from and against losses, liabilities, damages, injuries, penalties, fines, expenses, and claims of any kind whatsoever (including attorneys' fees and costs) paid, incurred or suffered by, or asserted against, any such party resulting from a breach of the foregoing representations, warranties or covenants given by the borrower in connection with such Mortgage Loan. A Phase I environmental report (or, with respect to residential cooperative loans with an original principal balance of $350,000 or less, a transaction screen meeting ASTM standards) and, with respect to certain Mortgage Loans, a Phase II environmental report was conducted by a reputable independent environmental consulting firm in connection with such Mortgage Loan, which report (or transaction screen) did not indicate any material non-compliance with applicable environmental laws or material existence of hazardous materials or, if any material non-compliance or material existence of hazardous materials was indicated in any such report (or transaction screen), then at least one of the following statements is true: (A) funds reasonably estimated to be sufficient to cover the cost to cure any material non-compliance with applicable environmental laws or material existence of hazardous materials have been escrowed by the related borrower and held by the related mortgagee; (B) if the environmental report recommended an operations and maintenance plan, but not any material expenditure of funds, an operations and maintenance plan has been required to be obtained by the related borrower;
(C) the environmental condition identified in the related environmental report was remediated or abated in all material respects prior to the date hereof; (D) a no further action or closure letter was obtained from the applicable governmental regulatory authority (or the environmental issue affecting the related Mortgaged Property was otherwise listed by such governmental authority as "closed"); (E) such conditions or circumstances identified in the Phase I environmental report were investigated further and based upon such additional investigation, an environmental consultant recommended no further investigation or remediation; (F) a party unrelated to the borrower with financial resources reasonably estimated to be adequate to cure the condition or circumstance provided a guaranty or indemnity to the related borrower to cover the costs of any required investigation, testing, monitoring or remediation; (G) the expenditure of funds reasonably estimated to be necessary to effect such remediation is not greater than two percent (2%) of the outstanding principal balance of the related Mortgage Loan; or (H) a lender's environmental insurance policy was obtained and is a part of the related Mortgage File. Notwithstanding the preceding sentence, with respect to certain Mortgage Loans with an original principal balance of less than $3,000,000, no environmental report may have been obtained, but (in such cases where a Phase I environmental report was not obtained) a lender's secured creditor impaired property environmental insurance policy was obtained with respect to each such Mortgage Loan. Each of such secured creditor impaired property environmental insurance policies is a part of the related Mortgage File. Each of such environmental insurance policies is in full force and effect, is in an amount not less than the 100% of the balance of the related Mortgage Loan, and has a term extending not less than five years after the maturity date of the related Mortgage Loan; the premiums for such policies have been paid in full; the Trustee is named as an insured under each of such policies; and Seller has delivered to the insurer all related environmental reports in its possession. To Seller's knowledge, in reliance on the environmental reports referred to in the second sentence of this paragraph (xxvii) and except as set forth in such environmental reports, each Mortgaged Property is in material compliance with all applicable federal, state and local environmental laws, and to Seller's knowledge, no notice of violation of such laws has been issued by any governmental agency or authority, except, in all cases, as indicated in such environmental reports or other documents previously provided to the Rating Agencies; and Seller has not taken any action which would cause the Mortgaged Property to not be in compliance with all federal, state and local environmental laws pertaining to environmental hazards;

            (xxviii) (1) Each Mortgage Loan contains provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the consent of the holder of the Mortgage (and the Mortgage requires the mortgagor to pay all fees and expenses associated with obtaining such consent), the related Mortgaged Property is directly or indirectly transferred or sold, and (2) except with respect to transfers of certain interests in the related borrower to persons already holding interests in the borrower, their family members, affiliated companies and other estate planning related transfers that satisfy certain criteria specified in the related Mortgage (which criteria is consistent with the practices of prudent commercial mortgage lenders) or any transfers in connection with the death or disability of owners of the borrower or, if the related Mortgaged Property is a residential cooperative property, transfers of stock of the related borrower in connection with the assignment of a proprietary lease for a unit in the related Mortgaged Property by a tenant-shareholder of the related borrower to other persons who by virtue of such transfers become tenant-shareholders in the related borrower, each Mortgage Loan also contains the provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the consent of the holder of the Mortgage (and the Mortgage requires the mortgagor to pay all fees and expenses associated with obtaining such consent), a majority interest in the related borrower is directly or indirectly transferred or sold;

            (xxix) All improvements included in the related appraisal are within the boundaries of the related Mortgaged Property, except for encroachments onto adjoining parcels for which Seller has obtained title insurance against losses arising therefrom or that do not materially and adversely affect the use or value of such Mortgaged Property. No improvements on adjoining parcels encroach onto the related Mortgaged Property except for encroachments that do not materially and adversely affect the value of such Mortgaged Property, the security provided by the Mortgage, the current use of the Mortgaged Property, or the related borrower's operations at the Mortgaged Property;

            (xxx) The information pertaining to the Mortgage Loans which is set forth in the Mortgage Loan Schedule attached as an exhibit to this Agreement is complete and accurate in all material respects as of the dates of the information set forth therein (or, if not set forth therein, as of the Cut-off
Date);

            (xxxi) With respect to any Mortgage Loan where all or any portion of the estate of the related borrower therein is a leasehold estate under a ground lease, and the related Mortgage does not also encumber the related lessor's fee interest in such Mortgaged Property, based upon the terms of the ground lease and any estoppel received from the ground lessor, Seller represents and warrants that:

            (A) The ground lease or a memorandum regarding such ground lease has been duly recorded. The ground lease permits the interest of the lessee to be encumbered by the related Mortgage and does not restrict the use of the related Mortgaged Property by such lessee, its successors or assigns in a manner that would adversely affect the security provided by the related Mortgage. To Seller's knowledge, there has been no material change in the terms of the ground lease since its recordation, except by any written instruments which are included in the related mortgage file;

            (B) The lessor under such ground lease has agreed in a writing included in the related mortgage file that the ground lease may not be amended, modified, canceled or terminated without the prior written consent of the lender and that any such action without such consent is not binding on the lender, its successors or assigns;

            (C) The ground lease has an original term (or an original term plus one or more optional renewal terms, which, under all circumstances, may be exercised, and would be enforceable, by the lender) that extends not less than 10 years beyond the amortization term of the related Mortgage Loan;

            (D) Based on the title insurance policy (or binding commitment therefor) obtained by Seller, the ground lease is not subject to any liens or encumbrances superior to, or of equal priority with, the Mortgage, subject to Permitted Encumbrances and liens that encumber the ground lessor's fee interest;

            (E) Under the terms of the ground lease, the ground lease is assignable to the lender and its assigns without the consent of the lessor thereunder;

            (F) The ground lease is in full force and effect, Seller has no actual knowledge that any default beyond applicable notice and grace periods has occurred, and to Seller's knowledge, there is no existing condition which, but for the passage of time or giving of notice, would result in a default under the terms of the ground lease;

            (G) The ground lease or ancillary agreement, which is part of the Mortgage File, between the lessor and the lessee requires the lessor to give notice of any default by the lessee to the lender;

            (H) The lender is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under the ground lease through legal proceedings, or to take other action so long as the lender is proceeding diligently) to cure any default under the ground lease which is curable after the receipt of notice of any default before the lessor may terminate the ground lease. All rights of the lender under the ground lease and the related Mortgage (insofar as it relates to the ground lease) may be exercised by or on behalf of the lender;

            (I) The ground lease does not impose any restrictions on subletting that would be viewed as commercially unreasonable by a prudent commercial mortgage lender. The lessor is not permitted to disturb the possession, interest or quiet enjoyment of any subtenant of the lessee in the relevant portion of the Mortgaged Property subject to the ground lease for any reason, or in any manner, which would adversely affect the security provided by the related Mortgage;

            (J) Under the terms of the ground lease and the related Mortgage, any related insurance proceeds or condemnation award (other than in respect of a total or substantially total loss or taking) will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the lender or a trustee appointed by it having the right to hold and disburse such proceeds as repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or to the payment of the outstanding principal balance of the Mortgage Loan, together with any accrued interest, except that in the case of condemnation awards, the ground lessor may be entitled to a portion of such award;

            (K) Under the terms of the ground lease and the related Mortgage, any related insurance proceeds, or condemnation award in respect of a total or substantially total loss or taking of the related Mortgaged Property will be applied first to the payment of the outstanding principal balance of the Mortgage Loan, together with any accrued interest (except as provided by applicable law or in cases where a different allocation would not be viewed as commercially unreasonable by a prudent commercial mortgage lender, taking into account the relative duration of the ground lease and the related Mortgage and the ratio of the market value of the related Mortgaged Property to the outstanding principal balance of such Mortgage Loan). Until the principal balance and accrued interest are paid in full, neither the lessee nor the lessor under the ground lease will have an option to terminate or modify the ground lease without the prior written consent of the lender as a result of any casualty or partial condemnation; and

            (L) Provided that the lender cures any defaults which are susceptible to being cured, the lessor has agreed to enter into a new lease upon termination of the ground lease for any reason, including rejection of the ground lease in a bankruptcy proceeding;

            (xxxii) With respect to any Mortgage Loan where all or a material portion of the estate of the related borrower therein is a leasehold estate, but the related Mortgage also encumbers the related lessor's fee interest in such Mortgaged Property: (A) such lien on the related fee interest is evidenced by the related Mortgage, (B) such Mortgage does not by its terms provide that it will be subordinated to the lien of any other mortgage or encumbrance upon such fee interest, (C) upon the occurrence of a default under the terms of such Mortgage by the related borrower, any right of the related lessor to receive notice of, and to cure, such default granted to such lessor under any agreement binding upon the lender would not be considered commercially unreasonable in any material respect by prudent commercial mortgage lenders, (D) the related lessor has agreed in a writing included in the related Mortgage File that the related ground lease may not be amended or modified without the prior written consent of the lender and that any such action without such consent is not binding on the lender, its successors or assigns, and (E) the related ground lease is in full force and effect, and Seller has no actual knowledge that any default beyond applicable notice and grace periods has occurred or that there is any existing condition which, but for the passage of time or giving of notice, would result in a default under the terms of such ground lease;

            (xxxiii) Except in the case of each of the 1201 New York Avenue Mortgage Loan and the CBA Mortgage Loans, respectively, with respect to those Mortgage Loans that are cross-collateralized or cross-defaulted, all other loans that are cross-collateralized or cross-defaulted with such Mortgage Loans are being transferred to Depositor hereunder;

            (xxxiv) Neither Seller nor any affiliate thereof has any obligation to make any capital contribution to any borrower under a Mortgage Loan, other than contributions made on or prior to the date hereof;

            (xxxv) (A) The Mortgage Loan is directly secured by a Mortgage on a commercial property or multifamily residential property, and (B) the fair market value of such real property, as evidenced by an appraisal satisfying the requirements of FIRREA conducted within 12 months of the origination of the Mortgage Loan, was at least equal to 80% of the principal amount of the Mortgage Loan (1) at origination (or if the Mortgage Loan has been modified in a manner that constituted a deemed exchange under Section 1001 of the Code at a time when the Mortgage Loan was not in default or default with respect thereto was not reasonably foreseeable, the date of the last such modification) or (2) at the date hereof; provided that the fair market value of the real property must first be reduced by (x) the amount of any lien on the real property interest that is senior to the Mortgage Loan and (y) a proportionate amount of any lien that is in parity with the Mortgage Loan (unless such other lien secures a Mortgage Loan that is cross-collateralized with such Mortgage Loan, in which event the computation described in (B) shall be made on an aggregated basis);

            (xxxvi) There are no subordinate mortgages encumbering the related Mortgaged Property, nor are there any preferred equity interests held by the lender or any mezzanine debt related to such Mortgaged Property, except as set forth in the Prospectus Supplement, in this Exhibit A or in the Exception Report;

            (xxxvii) Except in cases where the related Mortgaged Property is a residential cooperative property, the Mortgage Loan Documents executed in connection with each Mortgage Loan having an original principal balance in excess of $5,000,000 require that the related borrower be a Single-Purpose Entity (for this purpose, "Single-Purpose Entity" shall mean an entity, other than an individual, having organizational documents which provide substantially to the effect that it is formed or organized solely for the purpose of owning and operating one or more Mortgaged Properties, is prohibited from engaging in any business unrelated to such property and the related Mortgage Loan, does not have any assets other than those related to its interest in the related Mortgaged Property or its financing, or any indebtedness other than as permitted under the related Mortgage Loan). To Seller's actual knowledge, each borrower has fully complied with the requirements of the related Note and Mortgage and borrower's organizational documents regarding Single-Purpose Entity status;

            (xxxviii) Except in cases where the related Mortgaged Property is a residential cooperative property, each Mortgage Loan prohibits the related borrower from mortgaging or otherwise encumbering the Mortgaged Property, or any controlling equity interest in the borrower, without the prior written consent of the mortgagee or the satisfaction of debt service coverage or similar criteria specified in the Note or Mortgage which would be acceptable to a reasonably prudent commercial mortgage lender, and, except in connection with trade debt and equipment financings in the ordinary course of borrower's business, from carrying any additional indebtedness, except, in each case, liens contested in accordance with the terms of the Mortgage Loans or, with respect to each Mortgage Loan having an original principal balance of less than $4,000,000, any unsecured debt;

            (xxxix) Each borrower covenants in the Mortgage Loan Documents that it shall remain in material compliance with all material licenses, permits and other legal requirements necessary and required to conduct its business;

            (xl) Each Mortgaged Property (A) is located on or adjacent to a dedicated road, or has access to an irrevocable easement permitting ingress and egress, (B) is served by public utilities and services generally available in the surrounding community or otherwise appropriate for the use in which the Mortgaged Property is currently being utilized, and (C) constitutes one or more separate tax parcels or is covered by an endorsement with respect to the matters described in (A), (B) or (C) under the related title insurance policy (or the binding commitment therefor);

            (xli) Based solely on a flood zone certification or a survey of the related Mortgaged Property, if any portion of the improvements on the Mortgaged Property is located in an area identified by the Federal Emergency Management Agency or the Secretary of Housing and Urban Development as having special flood hazards categorized as Zone "A" or Zone "V" and flood insurance is available, the terms of the Mortgage Loan require the borrower to maintain flood insurance, or at such borrower's failure to do so, authorizes the lender to maintain such insurance at the cost and expense of the borrower and such insurance is in full force and effect in an amount not less than the lesser of (A) the replacement cost of the material improvements on such Mortgaged Property, (B) the balance of the Mortgage Loan and (C) the maximum amount of insurance available under the applicable National Flood Insurance Administration Program;

            (xlii) With respect to each Mortgage which is a deed of trust, a trustee, duly qualified under applicable law to serve as such, currently so serves and is named in the deed of trust or has been substituted in accordance with applicable law or may be substituted in accordance with applicable law by the related mortgagee, and except in connection with a trustee's sale after a default by the related borrower, no fees are payable to such trustee, and such fees payable are payable by the borrower;

            (xliii) Except as disclosed in the Exception Report to this Agreement, to the knowledge of Seller as of the date hereof, there was no pending action, suit or proceeding, arbitration or governmental investigation against any borrower or Mortgaged Property, an adverse outcome of which would materially and adversely affect such borrower's ability to perform under the related Mortgage Loan;

            (xliv) No advance of funds has been made by Seller to the related borrower (other than mezzanine debt and the acquisition of preferred equity interests by the preferred equity interest holder, as disclosed in the Prospectus Supplement), and no funds have, to Seller's knowledge, been received from any person other than, or on behalf of, the related borrower, for, or on account of, payments due on the Mortgage Loan;

            (xlv) To the extent required under applicable law, as of the Cut-off Date or as of the date that such entity held the Note, each holder of the Note was authorized to transact and do business in the jurisdiction in which each related Mortgaged Property is located, or the failure to be so authorized did not materially and adversely affect the enforceability of such Mortgage Loan;

            (xlvi) All collateral for the Mortgage Loans is being transferred as part of the Mortgage Loans;

            (xlvii) Except as disclosed in the Exception Report or the Prospectus Supplement with respect to the Crossed Mortgage Loans and Mortgage Loans secured by multiple, non-contiguous real properties, no Mortgage Loan requires the lender to release any portion of the Mortgaged Property from the lien of the related Mortgage except upon (A) payment in full or defeasance of the related Mortgage Loan, (B) the satisfaction of certain legal and underwriting requirements that would be customary for prudent commercial mortgage lenders, which in all events include payment of a release price at least 125% of the appraised value of the property to be released or of the allocated loan amount of such property, (C) releases of unimproved out-parcels or (D) releases of other portions of the Mortgaged Property which will not have a material adverse effect on the use or value of the collateral for the related Mortgage Loan and which were given no value in the appraisal of the Mortgaged Property or of that portion of the Mortgaged Property used to calculate the loan-to-value ratio of the Mortgaged Property for underwriting purposes. No release or partial release of any Mortgaged Property, or any portion thereof, expressly permitted or required pursuant to the terms of any Mortgage Loan would constitute a significant modification of the related Mortgage Loan under Treas. Reg. Section 1.860G-2(b)(2);

            (xlviii) Any insurance proceeds in respect of a casualty loss or taking will be applied either to (A) the repair or restoration of all or part of the related Mortgaged Property, with, in the case of all casualty losses or takings in excess of a specified amount or percentage of the related loan amount that a prudent commercial lender would deem satisfactory and acceptable, the lender (or a trustee appointed by it) having the right to hold and disburse such proceeds as the repair or restoration progresses (except in any case where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender) or (B) to the payment of the outstanding principal balance of such Mortgage Loan together with any accrued interest thereon;

            (xlix) Each UCC Financing Statement, if any, filed with respect to personal property constituting a part of the related Mortgaged Property and each assignment, if any, of such UCC Financing Statement to Seller was, and each assignment, if any, of such UCC Financing Statement in blank which the Trustee or its designee is authorized to complete (but for the insertion of the name of the assignee and any related filing information which is not yet available to Seller) is, in suitable form for filing in the filing office in which such UCC Financing Statement was filed;

            (l) To Seller's knowledge, (A) each commercial lease covering more than 10% (20% in the case of any Mortgage Loan having an original principal balance less than $2,500,000) of the net leaseable area of the related Mortgaged Property is in full force and effect and (B) there exists no default under any such commercial lease either by the lessee thereunder or by the related borrower that could give rise to the termination of such lease;

            (li) Based upon an opinion of counsel and/or other due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the subject property is located, the improvements located on or forming part of each Mortgaged Property comply with applicable zoning laws and ordinances, or constitute a legal non-conforming use or structure or, if any such improvement does not so comply, such non-compliance does not materially and adversely affect the value of the related Mortgaged Property. With respect to Mortgage Loans with a Cut-off Date Principal Balance of over $10,000,000, if the related Mortgaged Property does not so comply, to the extent Seller is aware of such non-compliance, it has required the related borrower to obtain law and ordinance insurance coverage in amounts customarily required by prudent commercial mortgage lenders;

            (lii) Each Mortgage Loan constitutes a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code (but without regard to the rule in Treasury Regulation (as defined herein) Section 1.860G-2(f)(2) that treats a defective obligation as a qualified mortgage or any substantially similar successor provision), the related Mortgaged Property, if acquired by a REMIC in connection with the default or imminent default of such Mortgage Loan would constitute "foreclosure property" within the meaning of Code Section 860G(a)(8) and all Prepayment Premiums and Yield Maintenance Charges with respect to such Mortgage Loan constitute "customary prepayment penalties" within the meaning of Treasury Regulation Section 1.860G-1(b)(2);

            (liii) With respect to any Mortgage Loan that pursuant to the Mortgage Loan Documents can be defeased, (A) the Mortgage Loan cannot be defeased within two years after the Closing Date, (B) the borrower can pledge only United States government securities in an amount sufficient to make all scheduled payments under the Mortgage Loan when due, (C) the borrower is required to provide independent certified public accountant's certification that the collateral is sufficient to make such payments, (D) the loan may be required to be assumed by a single-purpose entity designated by the holder of the Mortgage Loan, (E) the borrower is required to provide an opinion of counsel that the trustee has a perfected security interest in such collateral prior to any other claim or interest, (F) the borrower is required to pay all Rating Agency fees associated with defeasance (if rating confirmation is a specific condition precedent thereto) and all other reasonable expenses associated with defeasance, including, but not limited to, accountant's fees and opinions of counsel, (G) with respect to any Significant Loan (as defined in the Pooling and Servicing Agreement), the borrower is required to provide an opinion of counsel that such defeasance will not cause any REMIC created under the Pooling and Servicing Agreement to fail to qualify as a REMIC for federal or applicable state tax purposes and (H) with respect to any Significant Loan (as defined in the Pooling and Servicing Agreement), the borrower must obtain confirmation from each Rating Agency that the defeasance would not result in such Rating Agency's withdrawal, downgrade or qualification of the then current rating of any class of Certificates rated by such Rating Agency;

            (liv) The Mortgage Loan Documents for each Mortgage Loan provide that the related borrower thereunder shall be liable to the lender for any losses incurred by the lender due to (A) the misapplication or misappropriation of rents, insurance proceeds or condemnation awards, (B) any willful act of material waste, (C) any breach of the environmental covenants contained in the related Mortgage Loan Documents, and (D) fraud by the related borrower; provided that, with respect to clause (C) of this sentence, an indemnification against losses related to such violations or environmental insurance shall satisfy such requirement; and provided, further, that, if the related Mortgaged Property is a residential cooperative property, then the subject Mortgage Loan is fully recourse to the borrower;

            (lv) If such Mortgage Loan is an ARD Loan, it commenced amortizing on its initial scheduled Due Date and provides that: (A) its Mortgage Rate will increase by no less than two percentage points in connection with the passage of its Anticipated Repayment Date and so long as the Mortgage Loan is an asset of the Trust Fund; (B) its Anticipated Repayment Date is not less than seven years following the origination of such Mortgage Loan; (C) no later than the related Anticipated Repayment Date, if it has not previously done so, the related borrower is required to enter into a "lockbox agreement" whereby all revenue from the related Mortgaged Property shall be deposited directly into a designated account controlled by the applicable Master Servicer; and (D) any cash flow from the related Mortgaged Property that is applied to amortize such Mortgage Loan following its Anticipated Repayment Date shall, to the extent such net cash flow is in excess of the Monthly Payment payable therefrom, be net of budgeted and discretionary (servicer approved) capital expenditures;

            (lvi) Except as disclosed in the Prospectus Supplement, no Mortgage Loan, and no group of Mortgage Loans made to the same borrower and to borrowers that are Affiliates, accounted for more than 5.0% of the aggregate of the Cut-off Date Principal Balances of all of the mortgage loans (including the Mortgage Loans) sold to Depositor by Column Financial, Inc., NCB, FSB and KeyBank National Association pursuant to those certain Mortgage Loan Purchase Agreements, each dated as of November 1, 2004, between Depositor and Column Financial, Inc., NCB, FSB and KeyBank National Association, respectively, as of the Cut-off Date;

            (lvii) Except for the Mortgage Loans with an initial principal balance less than $3,000,000, in connection with its origination or acquisition of each Mortgage Loan, Seller obtained an appraisal of the related Mortgaged Property, which appraisal is signed by an appraiser, who, to Seller's actual knowledge, had no interest, direct or indirect, in the borrower, the Mortgaged Property or in any loan made on the security of the Mortgaged Property, and whose compensation was not affected by the approval or disapproval of the Mortgage Loan; and

            (lviii) Each Mortgage Loan bears interest at a rate that remains fixed throughout the remaining term of such Mortgage Loan, except in the case of an ARD Loan after its Anticipated Repayment Date and except for the imposition of a default rate.

            (lix) With respect to the Mortgaged Property related to the Mortgage Loan identified on the Mortgage Loan Schedule as Highland Hospitality Portfolio, to Seller's knowledge as of the date of the Mortgage Loan's origination, all related franchise agreements were in full force and effect and there were no defaults thereunder.

                                                                       EXHIBIT B

                             AFFIDAVIT OF LOST NOTE

STATE OF NEW YORK       )
                        ) ss.:
COUNTY OF NEW YORK      )

            ____________________________, being duly sworn, deposes and says:

            1. that he is an authorized signatory of Column Financial, Inc. ("Column");

            2. that _______________ is the owner and holder of a mortgage loan in the original principal amount of $______________ secured by a mortgage (the "Mortgage") on the premises known as ______________ ______________ located in ______________;

            3. that _______________, after having conducted a diligent investigation of its records and files, has been unable to locate the following original note and believes that said original note has been lost, misfiled, misplaced or destroyed due to a clerical error:

            a note in the original sum of $______________ made by ______________, to _______________, under date of ______________
            (the "Note");

            4. that the Note is now owned and held by _______________;

            5. that the copy of the Note attached hereto is a true and correct copy thereof;

            6. that the Note has not been paid off, satisfied, assigned, transferred, encumbered, endorsed, pledged, hypothecated, or otherwise disposed of and that the original Note has been either lost, misfiled, misplaced or destroyed;

            7. that no other person, firm, corporation or other entity has any right, title, interest or claim in the Note except _______________; and

            8. upon assignment of the Note by _______________ to Credit Suisse First Boston Mortgage Securities Corp. (the "Depositor") and subsequent assignment by Depositor to the trustee for the benefit of the holders of the Credit Suisse First Boston Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates, Series 2004-C4 (the "Trustee") (which assignment may, at the discretion of Depositor, be made directly by _______________ to the Trustee), _______________ covenants and agrees (a) promptly to deliver to the Trustee the original Note if it is subsequently found, and (b) to indemnify and hold harmless the Trustee and its successors and assigns from and against any and all costs, expenses and monetary losses arising as a result of _______________'s failure to deliver said original Note to the Trustee.

                                       COLUMN FINANCIAL, INC.

                                       By:____________________________________
                                          Name:
                                          Title:

Sworn to before me this _____
day of __________, 2004